Exhibit(17)(c)

Prospectus

July 1, 2003

Ivy Funds

Ivy Asset Strategy Fund

Ivy Core Equity Fund

Ivy Cundill Global Value Fund

Ivy Dividend Income Fund

Ivy European Opportunities Fund

Ivy Global Natural Resources Fund

Ivy High Income Fund

Ivy International Fund

Ivy International Growth Fund

Ivy International Value Fund

Ivy Large Cap Growth Fund

Ivy Limited-Term Bond Fund

Ivy Mid Cap Growth Fund

Ivy Money Market Fund

Ivy Municipal Bond Fund

Ivy Pacific Opportunities Fund

Ivy Science and Technology Fund

Ivy Small Cap Growth Fund

Ivy Tax-Managed Equity Fund

The Securities and Exchange Commission has not approved
or disapproved the Fund's securities, or determined whether
this Prospectus is accurate or adequate. It is a criminal offense to state otherwise.

Contents

3 AN OVERVIEW OF THE FUNDS

3 IVY ASSET STRATEGY FUND

7 IVY CORE EQUITY FUND

11 IVY CUNDILL GLOBAL VALUE FUND

16 IVY DIVIDEND INCOME FUND

19 IVY EUROPEAN OPPORTUNITIES FUND

24 IVY GLOBAL NATURAL RESOURCES FUND

29 IVY HIGH INCOME FUND

33 IVY INTERNATIONAL FUND

38 IVY INTERNATIONAL GROWTH FUND

43 IVY INTERNATIONAL VALUE FUND

48 IVY LARGE CAP GROWTH FUND

52 IVY LIMITED-TERM BOND FUND

56 IVY MID CAP GROWTH FUND

60 IVY MONEY MARKET FUND

63 IVY MUNICIPAL BOND FUND

68 IVY PACIFIC OPPORTUNITIES FUND

73 IVY SCIENCE AND TECHNOLOGY FUND

77 IVY SMALL CAP GROWTH FUND

81 IVY TAX-MANAGED EQUITY FUND

85 INVESTMENT PRINCIPLES OF THE FUNDS

85  Investment Goals, Principal Strategies
   and Other Investments

95  Risk Considerations of Principal
   Strategies and Other Investments

98 YOUR ACCOUNT

98  Choosing a Share Class

104  Ways to Set Up Your Account

105  Buying Shares

107  Selling Shares

112  Distributions and Taxes

115 THE MANAGEMENT OF THE FUNDS

115  Portfolio Management

119  Management Fee

121 FINANCIAL HIGHLIGHTS

AN OVERVIEW OF THE FUND

GOAL

Ivy Asset Strategy Fund

(formerly, W&R Asset Strategy Fund)

seeks high total return over the long term.

Principal Strategies

Ivy Asset Strategy Fund seeks to achieve its goal by allocating its assets among stocks, bonds and short-term instruments.

* The stock class includes equity securities of all types, although Waddell & Reed Ivy Investment Company (WRIICO), the Fund's investment manager, typically emphasizes a blend of value and growth potential in selecting stocks. Value stocks are those that WRIICO believes are currently selling below their true worth. Growth stocks are those whose earnings WRIICO believes are likely to grow faster than the economy. The Fund may invest in the securities of any size company.

* The bond class includes all varieties of fixed-income instruments, such as corporate or U.S. Government debt securities, with remaining maturities of more than three years. This asset class may include a significant amount, up to 35% of the Fund's total assets, of high yield/high risk bonds, or junk bonds, which include bonds rated BB and below by Standard & Poor's (S&P) and Ba and below by Moody's Corporation (Moody's) or unrated bonds deemed by WRIICO to be of comparable qua lity.

* The short-term class includes all types of short-term instruments with remaining maturities of three years or less, including high-quality money market instruments.

* Within each of these classes, the Fund may invest in both domestic and foreign securities.

The Fund selects a mix which represents the way the Fund's investments will generally be allocated over the long term as indicated below. This mix will vary over shorter time periods as WRIICO changes the Fund's holdings based on its current outlook for the different markets. These changes may be based on such factors as interest rate changes, security valuation levels and a rise in the potential for growth stocks.

Portfolio Mix

Stocks 70% (can range from 0-100%)
Bonds 25% (can range from 0-100%)
Short-term 5% (can range from 0-100%)

Principal Risks of Investing in the Fund

A variety of factors can affect the investment performance of Ivy Asset Strategy Fund. These include:

* WRIICO's skill in allocating the Fund's assets among different types of investments

* the mix of securities in the Fund's portfolio, particularly the relative weightings in, and exposure to, different sectors of the economy

* an increase in interest rates, which may cause the value of the Fund's fixed-income securities, especially bonds with longer maturities, to decline

* prepayment of higher-yielding bonds held by the Fund

* the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds

* adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline

Market risk for small or medium sized companies may be greater than the market risk for large companies. Smaller companies are more likely to have limited financial resources and inexperienced management. Additionally, stock of smaller companies may experience volatile trading and price fluctuations.

Investments by the Fund in high yield/high risk bonds are more susceptible to the risk of non-payment or default, and their prices may be more volatile, than higher-rated bonds.

As well, the Fund may invest a significant portion of its assets in foreign securities. Foreign securities present additional risks such as currency fluctuations and political or economic conditions affecting the foreign countries.

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Who May Want to Invest

Asset allocation funds are designed for investors who want to diversify among stocks, bonds and short-term instruments, in one fund. If you are looking for an investment that uses this technique in pursuit of high total return, Ivy Asset Strategy Fund may be appropriate for you. You should consider whether the Fund fits your particular investment objectives.

PERFORMANCE

Ivy Asset Strategy Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

The bar chart presents the average annual total returns for Class C shares and shows how performance has varied from year to year. The returns for the Fund's other classes of shares during these periods were different from those of Class C shares because of variations in their respective expense structure.

The bar chart does not reflect any deferred sales charge that you may be required to pay upon redemption of the Fund's Class C shares. If the deferred sales charge were included, the returns would be less than those shown.

The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be different than the results shown herein. Please check the Ivy web site at www.ivyfunds.com for more current performance information.

 In the period shown in the chart, the highest quarterly return was 15.58% (the first quarter of 2000) and the lowest quarterly return was -8.25% (the first quarter of 2001). The Class C return for the year through March 31, 2003 was -1.19%.

1The returns shown are based on the performance of the Fund's prior Class B shares. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on October 4, 1999.

Average Annual Total Returns

The table below compares the Fund's average annual total returns to that of broad-based, securities market indexes that are unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The Fund's returns include the maximum sales charge for Class A shares (5.75%) and the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class C shares, on a before tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is a Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and the Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

After-tax returns are shown only for Class C shares. After-tax returns for other Classes may vary.
Average Annual Total Returns
		5 Years	10 Years
		(or Life	(or Life
as of December 31, 2002	1 Year	of Class)	of Class)
Class C (began on 04-20-1995)
Before Taxes[1]	2.31%	7.49%	7.20%
After Taxes on Distributions[1]	2.00%	5.32%	5.23%
After Taxes on Distributions and Sale of Fund Shares[1]	1.53%	5.65%	5.39%
Class Y (began on 12-29-1995)
Before Taxes	3.20%	8.43%	8.37%
Class B (began on 07-03-2000)
Before Taxes	-1.80%	-3.38%
Class A (began on 07-10-2000)
Before Taxes	-2.84%	-3.97%
Indexes
S&P 500 Index[2]	-22.10%	-0.59%	9.02%	[3]
Citigroup Broad Investment Grade Index[2]	10.09%	7.53%	8.10%	[3]
Citigroup Short-Term Index for
1 Month Certificates of Deposit[2]	1.79%	4.68%	5.04%	[3]
Lipper Flexible Portfolio Funds Universe Average[4]	-11.74%	0.80%	6.57%	[3]

1 The returns shown for Class C shares are based on the performance of the Fund's prior Class B shares. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on October 4, 1999. The prior Class B's performance has been adjusted to reflect the current CDSC structure applicable to Class C. Accordingly, these returns reflect no CDSC since it only applies to Class C shares held for twelve months or less.

2 Reflects no deduction for fees, expenses or taxes.

3 Index comparison begins on April 30, 1995.

4 Lipper Average is net of fees and expenses.

FEES AND EXPENSES

Ivy Asset Strategy Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:
Shareholder Fees
	Class A		Class B	Class C	Class Y
(fees paid directly from your investment)	Shares		Shares	Shares	Shares
Maximum Sales Charge (Load) Imposed on
Purchases (as a percentage of offering price)	5.75%		None	None	None
Maximum Deferred Sales Charge (Load)[1]
(as a percentage of lesser of amount invested
or redemption value)	None	[2]	5%	1%	None
Redemption fee/exchange fee (as a percentage
of amount redeemed, if applicable)[3]	None		None	None	None
Annual Fund Operating Expenses
	Class A	Class B	Class C	Class Y
(expenses that are deducted from Fund assets)	Shares	Shares	Shares	Shares
Management Fees	0.70%	0.70%	0.70%	0.70%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	0.25%
Other Expenses	0.46%	0.64%	0.50%	0.38%
Total Annual Fund Operating Expenses	1.41%	2.34%	2.20%	1.33%

1 The CDSC which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.

2 A 1% CDSC may be imposed on purchases of $2 million or more of Class A shares that are redeemed within twelve months of purchase.

3 If you choose your redemption proceeds via Federal Funds wire, a $10 wire fee will be charged to your account.
Example
This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
If shares are redeemed at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$710	$ 996	$1,302	$2,169
Class B Shares	$637	$1,030	$1,350	$2,441	[1]
Class C Shares	$223 [2]	$ 688	$1,180	$2,534
Class Y Shares	$135	$ 421	$ 729	$1,601
If shares are not redeemed at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$710	$ 996	$1,302	$2,169
Class B Shares	$237	$ 730	$1,250	$2,441	[1]
Class C Shares	$223	$ 688	$1,180	$2,534
Class Y Shares	$135	$ 421	$ 729	$1,601

1 Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares 8 years after the month in which the shares were purchased.

2 A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after the purchase date. Solely for purposes of determining the number of months from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month. Therefore, this number does not reflect the effect of the CDSC.

AN OVERVIEW OF THE FUND

GOALS

Ivy Core Equity Fund

(formerly, W&R Core Equity Fund)

seeks to provide capital growth and income.

Principal Strategies

Ivy Core Equity Fund seeks to achieve its goals by investing primarily in common stocks of large U.S. and foreign companies with dominant market positions in their industries. The Fund invests in securities that have the potential for capital appreciation or that WRIICO, the Fund's investment manager, expects to resist market decline. Although the Fund typically invests in large companies, it may invest in securities of any size company.

WRIICO attempts to select securities with growth and income possibilities by looking at many factors including the company's:
*	profitability record	*leadership position in its industry
*	history of improving sales and profits	*stock price value
*	management	*dividend payment history

Generally, in determining whether to sell a security WRIICO uses the same type of analysis that it uses in buying securities in order to determine whether the security has ceased to offer the prospect of significant growth potential and/or the prospect of continued dividend payments. WRIICO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Fund

A variety of factors can affect the investment performance of Ivy Core Equity Fund. These include:

* adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline

* the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds

* WRIICO's skill in evaluating and selecting securities for the Fund

An investment in foreign securities presents additional risks such as currency fluctuations and political or economic conditions affecting the foreign country.

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Who May Want to Invest

Ivy Core Equity Fund is designed for investors who seek capital growth and income. You should consider whether the Fund fits your particular investment objectives.

PERFORMANCE

Ivy Core Equity Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

The bar chart presents the average annual total returns for Class C shares and shows how performance has varied from year to year over the past ten calendar years. The returns for the Fund's other classes of shares during these periods were different from those of Class C shares because of variations in their respective expense structure.

The bar chart does not reflect any deferred sales charge that you may be required to pay upon redemption of the Fund's Class C shares. If the deferred sales charge were included, the returns would be less than those shown.

The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be different than the results shown herein. Please check the Ivy web site at www.ivyfunds.com for more current performance information.

 In the period shown in the chart, the highest quarterly return was 17.05% (the second quarter of 1997) and the lowest quarterly return was -16.80% (the third quarter of 2002). The Class C return for the year through March 31, 2003 was -5.68%.

1 The returns shown are based on the performance of the Fund's prior Class B shares. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on October 4, 1999.

Average Annual Total Returns

The table below compares the Fund's average annual total returns to that of a broad-based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The Fund's returns include the maximum sales charge for Class A shares (5.75%) and the applicable CDSC for Class B and Class C shares, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless other wise noted).

The table also shows average annual returns, for Class C shares, on a before tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is a Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and the Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

After-tax returns are shown only for Class C shares. After-tax returns for other Classes may vary.
Average Annual Total Returns
			5 Years		10 Years
			(or Life		(or Life
as of December 31, 2002	1 Year		of Class)		of Class)
Class C
Before Taxes[1]	-23.24%		-1.03%		7.30%
After Taxes on Distributions[1]	-23.24%		-2.60%		6.33%
After Taxes on Distributions and Sale of Fund Shares[1]	-14.27%	[2]	-0.04%	[2]	6.63%
Class Y (began on 12-29-1995)
Before Taxes	-22.52%		-0.19%		5.76%
Class A (began on 07-03-2000)
Before Taxes	-27.08%		-18.55%
Class B (began on 07-11-2000)
Before Taxes	-26.47%		-18.80%
Indexes
S&P 500 Index[3]	-22.10%		-0.59%		9.34%
Lipper Large-Cap Core Funds Universe Average[4]	-23.49%		-1.90%		7.55%

1 The returns shown for Class C shares are based on the performance of the Fund's prior Class B shares. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on October 4, 1999. The prior Class B's performance has been adjusted to reflect the current CDSC structure applicable to Class C. Accordingly, these returns reflect no CDSC since it only applies to Class C shares held for twelve months or less.

2 After tax returns may be better than before tax returns due to an assumed tax benefit from losses on a sale of the Fund's shares at the end of the period.

3 Reflects no deduction for fees, expenses or taxes.

4 Lipper Average is net of fees and expenses.

FEES AND EXPENSES

Ivy Core Equity Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:
Shareholder Fees
	Class A		Class B	Class C	Class Y
(fees paid directly from your investment)	Shares		Shares	Shares	Shares
Maximum Sales Charge (Load) Imposed on
Purchases (as a percentage of offering price)	5.75%		None	None	None
Maximum Deferred Sales Charge (Load)[1]
(as a percentage of lesser of amount invested
or redemption value)	None	[2]	5%	1%	None
Redemption fee/exchange fee (as a percentage
of amount redeemed, if applicable)[3]	None		None	None	None
Annual Fund Operating Expenses
	Class A	Class B	Class C	Class Y
(expenses that are deducted from Fund assets)	Shares	Shares	Shares	Shares
Management Fees	0.70%	0.70%	0.70%	0.70%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	0.25%
Other Expenses	0.37%	0.65%	0.48%	0.26%
Total Annual Fund Operating Expenses	1.32%	2.35%	2.18%	1.21%

1 The CDSC which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.

2 A 1% CDSC may be imposed on purchases of $2 million or more of Class A shares that are redeemed within twelve months of purchase.

3 If you choose your redemption proceeds via Federal Funds wire, a $10 wire fee will be charged to your account.
Example
This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
If shares are redeemed at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$702	$ 969	$1,257	$2,074
Class B Shares	$638	$1,033	$1,355	$2,426	[1]
Class C Shares	$221 [2]	$ 682	$1,169	$2,513
Class Y Shares	$123	$ 384	$ 665	$1,466
If shares are not redeemed at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$702	$ 969	$1,257	$2,074
Class B Shares	$238	$ 733	$1,255	$2,426	[1]
Class C Shares	$221	$ 682	$1,169	$2,513
Class Y Shares	$123	$ 384	$ 665	$1,466

1 Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares 8 years after the month in which the shares were purchased.

2 A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after the purchase date. Solely for purposes of determining the number of months from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month. Therefore, this number does not reflect the effect of the CDSC.

AN OVERVIEW OF THE FUND

GOAL

Ivy Cundill Global Value Fund

seeks long-term capital growth. Any income realized will be incidental.

Principal Strategies

Ivy Cundill Global Value Fund invests primarily in equity securities (including common stock, preferred stock and securities convertible into common stock) throughout the world, including emerging market countries, that the Fund's management team believes are trading below their estimated "intrinsic value."

"Intrinsic value" is the perceived realizable market value, determined through the management team's analysis of the companies' financial statements (and includes factors such as earnings, cash flows, dividends, business prospects, management capabilities and other catalysts for potentially increasing shareholder value).

To control its exposure to certain risks, the Fund may use certain derivative investment techniques (such as foreign currency exchange transactions and forward foreign currency contracts).

Principal Risks of Investing in the Fund

A variety of factors can affect the investment performance of Ivy Cundill Global Value Fund. These include:

* Securities selected for the Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to those of the Fund. This is called management risk.

* Equity securities typically represent a proportionate ownership interest in a company. The market value of equity securities can fluctuate significantly even where "management risk" is not a factor. You could lose money if you redeem your Fund shares at a time when the Fund's portfolio is not performing as well as expected.

* Investing in foreign securities involves a number of economic, financial, and political considerations that are not associated with the US markets and that could affect the Fund's performance unfavorably, depending on the prevailing conditions at any given time. Among these potential risks are greater price volatility; comparatively weak supervision and regulations of security exchanges, brokers, and issuers; higher brokerage costs; fluctuations in foreign currency exchange rates and related conversion costs; adverse tax consequences; and settlement delays.

* The risks of investing in foreign securities are more acute in countries with developing economies.

* The Fund may not be able to readily dispose of illiquid securities promptly at an acceptable price.

* The Fund may, but is not required to, use a range of derivative investment techniques to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific equity or fixed-income market movements). The use of these derivative investment techniques involves a number of risks, including the possibility of default by the counterparty to the transaction and, to the extent the judgement of the Fund's manager as to the certain market movements is incorrect, t he risk of losses that are greater than if the derivative technique(s) had not been used.

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Who May Want to Invest

Ivy Cundill Global Value Fund may be appropriate for investors seeking long-term growth potential, but who can accept significant fluctuations in capital value in the short term. You should consider whether the Fund fits your particular investment objectives.

PERFORMANCE

Ivy Cundill Global Value Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

The bar chart presents the average annual total returns for Advisor Class and shows how performance has varied from year to year. The returns for the Fund's other classes of shares during these periods were different from those of Advisor Class because of variations in their respective expense structures.

The bar chart does not reflect any applicable account fees. If account fees were included, the returns would be less than those shown.

The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be different than the results shown herein. Please check the Ivy web site at www.ivyfunds.com for more current performance information.

In the period shown in the chart, the highest quarterly return was 6.28% (the first quarter of 2002) and the lowest quarterly return was -11.17% (the third quarter of 2002). The Advisor Class return for the year through March 31, 2003 was -3.72%.

Average Annual Total Returns

The table below compares the Fund's average annual total returns to that of a broad-based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The Fund's returns include the maximum sales charge for Class A shares (5.75%) and the CDSC for Class B and Class C shares, if applicable, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless o therwise noted).

The table also shows average annual returns, for Advisor Class shares, on a before tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is a Fund's actual performance, adjusted by the effe ct of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

After-tax returns are shown only for Advisor Class shares. After-tax returns for other Classes may vary.
Average Annual Total Returns
			5 Years
as of December 31, 2002	1 Year		(or Life of Class)
Advisor Class (began on 04-17-00)
Before Taxes	-11.86%		-3.72%
After Taxes on Distributions	-12.18%		-4.81%
After Taxes on Distributions and Sale of Fund Shares	-7.17%	[1]	-3.18%	[1]
Class A (began on 09-04-01)
Before Taxes	-17.22%		-14.66%
Class B (began on 09-26-01)
Before Taxes	-16.09%		-8.15%
Class C (began on 10-19-01)
Before Taxes	-12.88%		-7.57%
Indexes
MSCI World Index[2]	-19.89%		-17.52%	[3]
Lipper Global Funds Universe Average[4]	-19.16%		-15.90%	[3]

1 After tax returns may be better than before tax returns due to an assumed tax benefit from losses on a sale of the Fund's shares at the end of the period.

2 Reflects no deduction for fees, expenses or taxes. The Morgan Stanley Capital International World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. As of April 2002 the MSCI World Index consisted of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Po rtugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.

3 Index comparison begins on April 30, 2000.

4 Lipper Average is net of fees and expenses.

FEES AND EXPENSES

Ivy Cundill Global Value Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:
Shareholder Fees
	Class A		Class B	Class C	Advisor
(fees paid directly from your investment)	Shares		Shares	Shares	Shares
Maximum Sales Charge (Load) Imposed on
Purchases (as a percentage of offering price)	5.75%		None	None	None
Maximum Deferred Sales Charge (Load)[1]
(as a percentage of lesser of amount invested
or redemption value)	None	[2]	5%	1%	None
Redemption fee/exchange fee (as a percentage
of amount redeemed, if applicable)[3]	2.00%		None	None	2.00%
Annual Fund Operating Expenses[4]
	Class A	Class B	Class C	Advisor
(expenses that are deducted from Fund assets)	Shares	Shares	Shares	Shares
Management Fees	1.00%	1.00%	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	None
Other Expenses	3.72%	3.72%	3.72%	3.72%
Total Annual Fund Operating Expenses	4.97%	5.72%	5.72%	4.72%
Expenses reimbursed[5]	2.22%	2.22%	2.22%	2.22%
Net Fund operating expenses	2.75%	3.50%	3.50%	2.50%

1  The contingent deferred sales charge (CDSC) which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.

2 A 1% CDSC may be imposed on purchases of $2 million or more of Class A shares that are redeemed within twelve months of purchase.

3 If you choose your redemption proceeds via Federal Funds wire, a $10 wire fee will be charged to your account. Class A and Advisor Class shares redeemed or exchanged within 30 days of purchase are subject to a 2.00% redemption/exchange fee. This fee also applies to Class A shares purchased without a sales charge.

4 The expense information shown has been restated to reflect current fees. Expenses reimbursed are estimated based on Class A.

5 WRIICO has contractually agreed to reimburse the Fund's expenses for the fiscal year ending December 31, 2003, and for the following eight years, to the extent necessary to ensure that the Fund's Annual Fund Operating Expenses, when calculated at the Fund level, do not exceed 2.50% of the Fund's average net assets (excluding 12b-1 fees and certain other expenses).
Example
This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
If shares are redeemed at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$837	$1,379	$1,946	$3,736
Class B Shares	$753	$1,374	$1,917	$3,860	[1]
Class C Shares	$353 [2]	$1,074	$1,817	$4,030
Advisors Class Shares	$253	$ 779	$1,331	$3,117
If shares are not redeemed at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$837	$1,379	$1,946	$3,736
Class B Shares	$353	$1,074	$1,817	$3,860	[1]
Class C Shares	$353	$1,074	$1,817	$4,030
Advisor Class Shares	$253	$ 779	$1,331	$3,117

1 Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares 8 years after the month in which the shares were purchased.

2 A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after the purchase date. Solely for purposes of determining the number of months from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month. Therefore, this number does not reflect the effect of the CDSC.

AN OVERVIEW OF THE FUND

GOALS

Ivy Dividend Income Fund

seeks to provide income and long-term capital growth.

Principal Strategies

Ivy Dividend Income Fund seeks to achieve its goals by investing primarily in dividend-paying common stocks that WRIICO, the Fund's investment manager, believes also demonstrate favorable prospects for long-term capital growth. Although the Fund invests primarily in large companies, it may invest in companies of any size. The Fund will invest primarily in domestic securities but may also invest up to 25% of its total assets in foreign securities.

WRIICO attempts to select securities by considering a company's ability to sustain, and potentially increase, its dividend payments. It also typically considers other factors, which may include the company's:
*	established operating history	* management
*	competitive dividend yields	* leadership position in its industry
*	profitability record	* stock price value
*	history of improving sales and profits

Generally, in determining whether to sell a security, WRIICO considers many factors, including: changes in economic or market factors in general or with respect to a particular industry, changes in the market trends or other factors affecting an individual security, and changes in the relative market performance or appreciation possibilities offered by individual securities. WRIICO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Fund

A variety of factors can affect the investment performance of Ivy Dividend Income Fund. These include:

* the mix of securities in the Fund's portfolio, particularly the relative weightings in, and exposure to, different sectors of the economy

* adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline

* the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds

* WRIICO's skill in evaluating and selecting securities for the Fund

Market risk for small to medium sized companies may be greater than the market risk for large companies. Smaller companies are more likely to have limited financial resources and inexperienced management. As well, stocks of smaller companies, and growth stocks in general, may experience volatile trading and price fluctuations.

An investment in foreign securities presents additional risks such as currency fluctuations and political or economic conditions affecting the foreign country.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Who May Want to Invest

Ivy Dividend Income Fund is designed for investors seeking income and long-term capital growth through a portfolio of primarily dividend-paying common stocks. You should consider whether the Fund fits your particular investment objectives.

PERFORMANCE

Ivy Dividend Income Fund has not been in operation for a full calendar year; therefore, it does not have performance information to include in a bar chart or performance table reflecting average annual returns.

FEES AND EXPENSES

Ivy Dividend Income Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:
Shareholder Fees
	Class A		Class B	Class C	Class Y
(fees paid directly from your investment)	Shares		Shares	Shares	Shares
Maximum Sales Charge (Load) Imposed on
Purchases (as a percentage of offering price)	5.75%		None	None	None
Maximum Deferred Sales Charge (Load)[1]
(as a percentage of lesser of amount invested
or redemption value)	None	[2]	5%	1%	None
Redemption fee/exchange fee (as a percentage
of amount redeemed, if applicable)[3]	None		None	None	None
Annual Fund Operating Expenses
	Class A	Class B	Class C	Class Y
(expenses that are deducted from Fund assets)	Shares	Shares	Shares	Shares
Management Fees	0.70%	0.70%	0.70%	0.70%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	0.25%
Other Expenses[4]	0.70%	0.70%	0.70%	0.59%
Total Annual Fund Operating Expenses	1.65%	2.40%	2.40%	1.54%

1 The CDSC which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.

2 A 1% CDSC may be imposed on purchases of $2 million or more of Class A shares that are redeemed within twelve months of purchase.

3 If you choose your redemption proceeds via Federal Funds wire, a $10 wire fee will be charged to your account.

4 The data for Other Expenses is estimated for the initial fiscal year of the Fund. Actual expenses may be higher or lower.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
If shares are redeemed at end of period:	1 Year	3 Years
Class A Shares	$733	$1,065
Class B Shares	$643	$1,048
Class C Shares	$243 [1]	$ 748
Class Y Shares	$157	$ 486
If shares are not redeemed at end of period:	1 Year	3 Years
Class A Shares	$733	$1,065
Class B Shares	$243	$ 748
Class C Shares	$243	$ 748
Class Y Shares	$157	$ 486

1 A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after the purchase date. Solely for purposes of determining the number of months from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month. Therefore, this number does not reflect the effect of the CDSC.

AN OVERVIEW OF THE FUND

GOAL

Ivy European Opportunities Fund

seeks long-term capital growth by investing in the securities markets of Europe.

Principal Strategies

Ivy European Opportunities Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the equity securities (including common stock, preferred stock and securities convertible into common stock) of European companies, which may include:

* large European companies, or European companies of any size that provide special investment opportunities (such as privatized companies, those providing exceptional value, or those engaged in initial public offerings);

* small-capitalization companies in the more developed markets of Europe

* companies operating in Europe's emerging markets

The Fund's manager uses a "bottom-up" investment approach, focusing on prospects for long-term earnings growth.

The Fund may also invest in European debt securities, up to 20% of which may be low-rated (commonly referred to as "high yield" or "junk" bonds). These securities typically are rated Ba or below by Moody's or BB or below by S&P (or are judged by the Fund's manager to be of comparable quality).

Principal Risks of Investing in the Fund

A variety of factors can affect the investment performance of Ivy European Opportunities Fund. These include:

* Securities selected for the Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to those of the Fund. This is called management risk.

* Equity securities typically represent a proportionate ownership interest in a company. The market value of equity securities can fluctuate significantly even where "management risk" is not a factor. You could lose money if you redeem your Fund shares at a time when the Fund's portfolio is not performing as well as expected.

* Investing in foreign securities involves a number of economic, financial, and political considerations that are not associated with the US markets and that could affect the Fund's performance unfavorably, depending on the prevailing conditions at any given time. Among these potential risks are greater price volatility; comparatively weak supervision and regulations of security exchanges, brokers, and issuers; higher brokerage costs; fluctuations in foreign currency exchange rates and related conversion costs; adverse tax consequences; and settlement delays.

* The risks of investing in foreign securities are more acute in countries with developing economies.

* Securities of smaller companies may be subject to more abrupt or erratic market movements than the securities of larger, more established companies, since smaller companies tend to be more thinly traded and because they are subject to greater business risk. Transaction costs of smaller-company stocks may also be higher than those of larger companies.

* Securities issued through an initial public offering (IPO) can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. The Fund may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs and adverse tax consequence s. The number of securities issued in an IPO is also limited, so it is likely that IPO securities will represent a smaller component of the Fund's portfolio as the Fund's assets increase (and thus have a more limited effect on the Fund's performance).

* The Fund's debt security investments are susceptible to decline in a rising interest rate environment. The risk is more acute for debt securities with longer maturities.

* The market value of debt securities also tends to vary according to the relative financial condition of the issuer. Certain of the Fund's debt security holdings may be considered below investment grade (commonly referred to as "high yield" or "junk" bonds). Low-rated debt securities are considered speculative and could weaken the Fund's returns if the issuer defaults on its payment obligations.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Who May Want to Invest

Ivy European Opportunities Fund may be appropriate for investors seeking long-term growth potential, but who can accept moderate fluctuations in capital value in the short term. You should consider whether the Fund fits your particular investment objectives.

PERFORMANCE

Ivy European Opportunities Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

The bar chart presents the average annual total returns for Class A and shows how performance has varied from year to year. The returns for the Fund's other classes of shares during these periods were different from those of Class A shares because of variations in their respective expense structure.

The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge were included, the returns would be less than those shown.

The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be different than the results shown herein. Please check the Ivy web site at www.ivyfunds.com for more current performance information.

In the period shown in the chart, the highest quarterly return was 44.83% (the first quarter of 2000) and the lowest quarterly return was -21.29% (the third quarter of 2002). The Class A return for the year through March 31, 2003 was -12.80%.

Average Annual Total Returns

The table below compares the Fund's average annual total returns to that of a broad-based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The Fund's returns include the maximum sales charge for Class A shares (5.75%) and the CDSC for Class B and Class C shares, if applicable, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless o therwise noted).

The table also shows average annual returns, for Class A shares, on a before tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is a Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary.
Average Annual Total Returns
			5 Years
as of December 31, 2002	1 Year		(or Life of Class)
Class A (began on 05-04-99)
Before Taxes	-8.86%		26.80%
After Taxes on Distributions	-8.86%		19.44%
After Taxes on Distributions and Sale of Fund Shares	-5.44%	[1]	19.66%
Class B (began on 05-24-99)
Before Taxes	-8.33%		27.25%
Class C (began on 10-24-99)
Before Taxes	-4.49%		5.50%
Advisor Class (began on 05-03-99)
Before Taxes	-3.33%		29.21%
Indexes
MSCI EuropeSM Index[2]	-18.38%		-9.67%	[3]
Lipper European Region Funds Universe Average[4]	-16.66%		-7.00%	[3]

1 After tax returns may be better than before tax returns due to an assumed tax benefit from losses on a sale of the Fund's shares at the end of the period.

2 Reflects no deduction for fees, expenses or taxes. The Morgan Stanley Capital International Europe Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance in Europe. As of September 2002 the MSCI Europe Index consisted of the following 16 developed market country indices: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom.

3 Index comparison begins on April 30, 1999.

4 Lipper Average is net of fees and expenses.

FEES AND EXPENSES

Ivy European Opportunities Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:
Shareholder Fees
	Class A		Class B	Class C	Advisor
(fees paid directly from your investment)	Shares		Shares	Shares	Shares
Maximum Sales Charge (Load) Imposed on
Purchases (as a percentage of offering price)	5.75%		None	None	None
Maximum Deferred Sales Charge (Load)[1]
(as a percentage of lesser of amount
invested or redemption value)	None	[2]	5%	1%	None
Redemption fee/exchange fee (as a percentage
of amount redeemed, if applicable)[3]	2.00%		None	None	2.00%
Annual Fund Operating Expenses
	Class A	Class B	Class C	Advisor
(expenses that are deducted from Fund assets)	Shares	Shares	Shares	Shares
Management Fees	1.00%	1.00%	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	None
Other Expenses	0.90%	0.92%	0.92%	0.81%
Total Annual Fund Operating Expenses	2.15%	2.92%	2.92%	1.81%

1The CDSC which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.

2A 1% CDSC may be imposed on purchases of $2 million or more of Class A shares that are redeemed within twelve months of purchase.

3If you choose your redemption proceeds via Federal Funds wire, a $10 wire fee will be charged to your account. Class A and Advisor Class shares redeemed or exchanged within 30 days of purchase are subject to a 2.00% redemption/exchange fee. This fee also applies to Class A shares purchased without a sales charge.

Example
This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
If shares are redeemed at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$781	$1,209	$1,663	$2,915
Class B Shares	$695	$1,204	$1,638	$3,058	[1]
Class C Shares	$295 [2]	$ 904	$1,538	$3,242
Advisor Class Shares	$184	$ 569	$ 980	$2,127
If shares are not redeemed at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$781	$1,209	$1,663	$2,915
Class B Shares	$295	$ 904	$1,538	$3,058	[1]
Class C Shares	$295	$ 904	$1,538	$3,242
Advisor Class Shares	$184	$ 569	$ 980	$2,127

1Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares 8 years after the month in which the shares were purchased.

2A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after the purchase date. Solely for purposes of determining the number of months from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month. Therefore, this number does not reflect the effect of the CDSC.

AN OVERVIEW OF THE FUND

GOAL

Ivy Global Natural Resources Fund

seeks long-term growth. Any income realized will be incidental.

Principal Strategies

Ivy Global Natural Resources Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities (including common stock, preferred stock and securities convertible into common stock) of companies of any size throughout the world that own, explore or develop natural resources and other basic commodities or supply goods and services to such companies.

For these purposes, "natural resources" generally include:

* precious metals (such as gold, silver and platinum);

* ferrous and nonferrous metals (such as iron, aluminum, copper and steel);

* strategic metals (such as uranium and titanium);

* fossil fuels and chemicals;

* forest products and agricultural commodities

* undeveloped real property

The Fund's investment manager uses an equity style that focuses on both growth and value. Companies targeted for investment have strong management and financial positions, adding balance with established low cost, low debt producers and positions that are based on anticipated commodity price trends. The Fund may have some emerging markets exposure in an attempt to achieve higher returns over the long-term.

Principal Risks of Investing in the Fund

A variety of factors can affect the investment performance of Ivy Global Natural Resources Fund.
These include:

* Securities selected for the Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to those of the Fund. This is called management risk.

* Equity securities typically represent a proportionate ownership interest in a company. The market value of equity securities can fluctuate significantly even where "management risk" is not a factor. You could lose money if you redeem your Fund shares at a time when the Fund's portfolio is not performing as well as expected.

* Investing in foreign securities involves a number of economic, financial, and political considerations that are not associated with the US markets and that could affect the Fund's performance unfavorably, depending on the prevailing conditions at any given time. Among these potential risks are greater price volatility; comparatively weak supervision and regulations of security exchanges, brokers, and issuers; higher brokerage costs; fluctuations in foreign currency exchange rates and related conversation costs; adverse tax consequences; and settlement delays.

* The risks of investing in foreign securities are more acute in countries with developing economies.

* Many of the companies in which the Fund may invest have relatively small market capitalizations. Securities of smaller companies may be subject to more abrupt or erratic market movements than the securities of larger, more established companies, since smaller companies tend to be more thinly traded and because they are subject to greater business risk. Transaction costs of smaller-company stocks may also be higher than those of larger companies.

* Since the Fund can invest a significant portion of its assets in securities of companies principally engaged in natural resources activities, the Fund could experience wider fluctuations in value than funds with more diversified portfolios.

Investing in natural resources can be riskier than other types of investment activities because of a range of factors, including price fluctuation caused by real and perceived inflationary trends and political developments; and the cost assumed by natural resource companies in complying with environmental and safety regulations. Investing in physical commodities, such as gold, exposes the Fund to other risk considerations such as potentially severe price fluctuations over short periods of time and storage costs that exceed the custodial and/or brokerage costs associated with the Fund's other portfolio holdings.

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Who May Want to Invest

Ivy Global Natural Resources Fund may be appropriate for investors seeking long-term growth potential, but who can accept potentially dramatic fluctuations in capital value in the short term. You should consider whether the Fund fits your particular investment objectives.

PERFORMANCE

Ivy Global Natural Resources Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

The bar chart presents the average annual total returns for Class A and shows how performance has varied from year to year. The returns for the Fund's other classes of shares during these periods were different from those of Class A shares because of variations in their respective expense structure.

The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge were included, the returns would be less than those shown.

The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be different than the results shown herein. Please check the Ivy web site at www.ivyfunds.com for more current performance information.

In the period shown in the chart, the highest quarterly return was 24.19% (the fourth quarter of 2001) and the lowest quarterly return was -23.28% (the fourth quarter of 1997). The Class A return for the year through March 31, 2003 was -6.00%.

Average Annual Total Returns

The table below compares the Fund's average annual total returns to that of a broad-based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The Fund's returns include the maximum sales charge for Class A shares (5.75%) and the CDSC for Class B and Class C shares, if applicable, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless o therwise noted).

The table also shows average annual returns, for Class A shares, on a before tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is a Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary.
Average Annual Total Returns
			5 Years	10 Years
			(or Life	(or Life
as of December 31, 2002	1 Year		of Class)	of Class)
Class A (began on 01-01-97)
Before Taxes	-1.35%		4.49%	4.90%
After Taxes on Distributions	-1.57%		4.21%	3.54%
After Taxes on Distributions and Sale of Fund Shares	-0.74%	[1]	3.55%	3.42%
Class B (began on 01-01-97)
Before Taxes	-0.49%		4.79%	5.05%
Class C (began on 01-01-97)
Before Taxes	3.46%		4.63%	4.87%
Advisor Class (began on 04-08-99)
Before Taxes	4.46%		15.14%
Indexes
MSCI Commodity Related Index[2]	-5.26%		2.26%	1.50%	[3]
Lipper Natural Resources Funds Universe Average[4]	-6.26%		2.60%	2.72%	[3]

1 After tax returns may be better than before tax returns due to an assumed tax benefit from losses on a sale of the Fund's shares at the end of the period.

2 Reflects no deduction for fees, expenses or taxes. The Morgan Stanley Capital International Commodity Related Index is an equal-dollar weighted index of 20 stocks involved in commodity related industries such as energy, non-ferrous metals, agriculture and forest products. The index was developed with a base value of 200 as of March 15, 1996.

3 Index comparison begins on December 31, 1996.

4 Lipper Average is net of fees and expenses.

FEES AND EXPENSES

Ivy Global Natural Resources Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:
Shareholder Fees
	Class A		Class B	Class C	Advisor
(fees paid directly from your investment)	Shares		Shares	Shares	Shares
Maximum Sales Charge (Load) Imposed on
Purchases (as a percentage of offering price)	5.75%		None	None	None
Maximum Deferred Sales Charge (Load)[1]
(as a percentage of lesser of amount
invested or redemption value)	None	[2]	5%	1%	None
Redemption fee/exchange fee (as a percentage
of amount redeemed, if applicable)[3]	2.00%		None	None	2.00%
Annual Fund Operating Expenses
	Class A	Class B	Class C	Advisor
(expenses that are deducted from Fund assets)	Shares	Shares	Shares	Shares
Management Fees	1.00%	1.00%	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	None
Other Expenses	1.13%	1.09%	1.10%	0.98%
Total Annual Fund Operating Expenses	2.38%	3.09%	3.10%	1.98%

1 The CDSC which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.

2 A 1% CDSC may be imposed on purchases of $2 million or more of Class A shares that are redeemed within twelve months of purchase.

3 If you choose your redemption proceeds via Federal Funds wire, a $10 wire fee will be charged to your account. Class A and Advisor Class shares redeemed or exchanged within 30 days of purchase are subject to a 2.00% redemption/exchange fee. This fee also applies to Class A shares purchased without a sales charge.
Example
This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
If shares are redeemed at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$802	$1,275	$1,772	$3,135
Class B Shares	$712	$1,254	$1,720	$3,234	[1]
Class C Shares	$313 [2]	$ 957	$1,625	$3,411
Advisor Class Shares	$200	$ 616	$1,057	$2,282
If shares are not redeemed at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$802	$1,275	$1,772	$3,135
Class B Shares	$312	$ 954	$1,620	$3,234	[1]
Class C Shares	$313	$ 957	$1,625	$3,411
Advisor Class Shares	$200	$ 616	$1,057	$2,282

1 Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares 8 years after the month in which the shares were purchased.

2 A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after the purchase date. Solely for purposes of determining the number of months from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month. Therefore, this number does not reflect the effect of the CDSC.

AN OVERVIEW OF THE FUND

GOALS

Ivy High Income Fund

(formerly, W&R High Income Fund)

seeks, as a primary goal, high current income. As a secondary goal, the Fund seeks capital growth when consistent with its primary goal.

Principal Strategies

Ivy High Income Fund seeks to achieve its goals by investing primarily in high-yield, high-risk, fixed-income securities of U.S. and foreign issuers, the risks of which are, in the judgment of WRIICO, the Fund's investment manager, consistent with the Fund's goals. The Fund invests primarily in lower quality bonds, commonly called junk bonds, which include bonds rated BBB and below by S&P and Baa and below by Moody's or, if unrated, deemed by WRIICO to be of comparable quality. The Fund may invest an unlimited amount of its total assets in junk bonds. As well, the Fund may invest in bonds of any maturity and in companies of any size.

The Fund may invest up to 20% of its total assets in common stocks in order to seek capital growth. The Fund emphasizes a blend of value and growth in its selection of common stocks. Value stocks are those which WRIICO believes are currently selling below their true worth, while growth stocks are those whose earnings WRIICO believes are likely to grow faster than the economy.

WRIICO may look at a number of factors in selecting securities for the Fund. These include an issuer's past, current and estimated future:
*	financial strength	* borrowing requirements
*	cash flow	* responsiveness to changes in interest rates and business conditions
*	management

Generally, in determining whether to sell a debt security, WRIICO uses the same type of analysis that it uses in buying debt securities. For example, WRIICO may sell a holding if the issuer's financial strength declines, or is anticipated to decline, to an unacceptable level, or if management of the company weakens. As well, WRIICO may choose to sell an equity security if the issuer's growth potential has diminished. WRIICO may sell a security if the competitive conditions of a particular indus try have increased and it believes the Fund should, therefore, reduce its exposure to such industry. WRIICO may also sell a security if, in its opinion, the price of the security has risen to fully reflect the company's improved creditworthiness and other investments with greater potential exist. WRIICO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Fund

A variety of factors can affect the investment performance of Ivy High Income Fund such as:

* the credit quality, earnings performance and other conditions of the companies whose securities the Fund holds

* the susceptibility of junk bonds to greater risks of non-payment or default, price volatility and lack of liquidity compared to higher-rated bonds

* an increase in interest rates, which may cause the value of bonds held by the Fund, especially bonds with longer maturities, to decline

* the mix of securities in the Fund, particularly the relative weightings in, and exposure to, different sectors and industries

* changes in the maturities of bonds owned by the Fund

* adverse bond and stock market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline

* the skill of WRIICO in evaluating and managing the interest rate and credit risks of the Fund's portfolio

Market risk for small or medium sized companies may be greater than that for large companies. For example, smaller companies may have limited financial resources, limited product lines or inexperienced management.

Investments in foreign securities also present additional risks such as currency fluctuations and political or economic conditions affecting the foreign country.

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Who May Want to Invest

Ivy High Income Fund is designed for investors who primarily seek a level of current income that is higher than is normally available with securities in the higher rated categories and, secondarily, seek capital growth when consistent with the goal of income. The Fund is not suitable for all investors. You should consider whether the Fund fits your particular investment objectives.

PERFORMANCE

Ivy High Income Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

The bar chart presents the average annual total returns for Class C shares and shows how performance has varied from year to year. The returns for the Fund's other classes of shares during these periods were different from those of Class C shares because of variations in their respective expense structure.

The bar chart does not reflect any deferred sales charge that you may be required to pay upon redemption of the Fund's Class C shares. If the deferred sales charge were included, the returns would be less than those shown.

The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be different than the results shown herein. Please check the Ivy web site at www.ivyfunds.com for more current performance information.

In the period shown in the chart, the highest quarterly return was 6.86% (the fourth quarter of 2001) and the lowest quarterly return was -6.62% (the third quarter of 1998). The Class C return for the year through March 31,2003 was 3.08%.

1 The returns shown are based on the performance of the Fund's prior Class B shares. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on October 4, 1999.

Average Annual Total Returns

The table below compares the Fund's average annual total returns to that of a broad-based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The Fund's returns include the maximum sales charge for Class A shares (5.75%) and the applicable CDSC for Class B and Class C shares, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless other wise noted).

The table also shows average annual returns, for Class C shares, on a before tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is a Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and the Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

After-tax returns are shown only for Class C shares. After-tax returns for other Classes may vary.
Average Annual Total Returns
			5 Years	10 Years
			(or Life	(or Life
as of December 31, 2002	1 Year		of Class)	of Class)
Class C (began on 07-31-1997)
Before Taxes[1]	1.58%		2.35%	3.02%
After Taxes on Distributions[1]	-1.66%		-0.65%	0.08%
After Taxes on Distributions and Sale of Fund Shares[1]	1.80%	[2]	1.04%	1.59%
Class Y (began on 12-30-1998)
Before Taxes	2.46%		3.05%
Class A (began on 07-03-2000)
Before Taxes	-3.43%		1.15%
Class B (began on 07-18-2000)
Before Taxes	-2.26%		1.63%
Indexes
Citigroup High Yield Market Index[3]	-1.53%		0.64%	1.40%	[4]
Lipper High Current Yield Funds Universe Average[5]	-1.76%		-1.41%	-0.66%	[4]

1 The returns shown for Class C shares are based on the performance of the Fund's prior Class B shares. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on October 4, 1999. The prior Class B's performance has been adjusted to reflect the current CDSC structure applicable to Class C. Accordingly, these returns reflect no CDSC since it only applies to Class C shares held for twelve months or less.

2 After tax returns may be better than before tax returns due to an assumed tax benefit from losses on a sale of the Fund's shares at the end of the period.

3 Reflects no deduction for fees, expenses or taxes.

4 Index comparison begins on July 31, 1997.

5 Lipper Average is net of fees and expenses.

FEES AND EXPENSES

Ivy High Income Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:
Shareholder Fees
	Class A		Class B	Class C	Class Y
(fees paid directly from your investment)	Shares		Shares	Shares	Shares
Maximum Sales Charge (Load) Imposed on
Purchases (as a percentage of offering price)	5.75%		None	None	None
Maximum Deferred Sales Charge (Load)[1]
(as a percentage of lesser of amount invested
or redemption value)	None	[2]	5%	1%	None
Redemption fee/exchange fee (as a percentage
of amount redeemed, if applicable)[3]	None		None	None	None

Annual Fund Operating Expenses
	Class A	Class B	Class C	Class Y
(expenses that are deducted from Fund assets)	Shares	Shares	Shares	Shares
Management Fees[4]	0.63%	0.63%	0.63%	0.63%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	0.25%
Other Expenses	0.56%	0.73%	0.66%	0.73%
Total Annual Fund Operating Expenses	1.44%	2.36%	2.29%	1.61%

1 The CDSC which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.

2 A 1% CDSC may be imposed on purchases of $2 million or more of Class A shares that are redeemed within twelve months of purchase.

3 If you choose your redemption proceeds via Federal Funds wire, a $10 wire fee will be charged to your account.

4 The expenses shown for Management Fees reflect the maximum annual fee payable; however, WRIICO has voluntarily agreed to waive its investment management fee on any day if the Fund's net assets are less than $25 million, subject to WRIICO's right to change or terminate this waiver.
Example
This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
If shares are redeemed at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$713	$1,003	$1,314	$2,195
Class B Shares	$639	$1,035	$1,358	$2,459	[1]
Class C Shares	$232 [2]	$ 714	$1,223	$2,620
Class Y Shares	$163	$ 506	$ 873	$1,906
If shares are not redeemed at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$713	$1,003	$1,314	$2,195
Class B Shares	$239	$ 735	$1,258	$2,459	[1]
Class C Shares	$232	$ 714	$1,223	$2,620
Class Y Shares	$163	$ 506	$ 873	$1,906

1 Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares 8 years after the month in which the shares were purchased.

2 A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after the purchase date. Solely for purposes of determining the number of months from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month. Therefore, this number does not reflect the effect of the CDSC.

AN OVERVIEW OF THE FUND

GOALS

Ivy International Fund

seeks long-term growth. Consideration of current income is secondary to this principal objective.

Principal Strategies

Ivy International Fund invests at least 80% of its net assets in equity securities (including common stock, preferred stock and securities convertible into common stock) principally traded in European, Pacific Basin and Latin American markets.

To enhance potential return, the Fund may invest in countries with new or comparatively undeveloped economies.

WRIICO, the Fund's investment manager, uses an investment approach that focuses on:

* analyzing a company's financial statements;

* taking advantage of overvalued or undervalued markets

* building a portfolio that is diversified by both region and sector

Some of the Fund's investments may produce income (such as dividends), although it is expected that any income realized would be incidental.

Principal Risks of Investing in the Fund

A variety of factors can affect the investment performance of Ivy International Fund. These include:

* Securities selected for the Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to those of the Fund. This is called management risk.

* Equity securities typically represent a proportionate ownership interest in a company. As a result, the value of equity securities rises and falls with a company's success or failure. The market value of equity securities can fluctuate significantly even where "management risk" is not a factor. You could lose money if you redeem your Fund shares at a time when the Fund's portfolio is not performing as well as expected.

Investing in foreign securities involves a number of economic, financial, and political considerations that are not associated with the US markets and that could affect the Fund's performance unfavorably, depending on the prevailing conditions at any given time. Among these potential risks are greater price volatility; comparatively weak supervision and regulations of security exchanges, brokers, and issuers; higher brokerage costs; fluctuations in foreign currency exchange rates and related co nversation costs; adverse tax consequences; and settlement delays. The risks of investing in foreign securities are more acute in countries with developing economies.

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Who May Want to Invest

Ivy International Fund may be appropriate for investors seeking long-term growth potential, but who can accept potentially dramatic fluctuations in capital value in the short term. You should consider whether the Fund fits your particular investment objectives.

PERFORMANCE

Ivy International Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

The bar chart presents the average annual total returns for Class A and shows how performance has varied from year to year over the past ten calendar years. The returns for the Fund’s other classes of shares during these periods were different from those of Class A shares because of variations in their respective expense structure.

The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund’s Class A shares. If the sales charge were included, the returns would be less than those shown.

The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Because of ongoing market volatility, the Fund’s performance may be subject to substantial short-term fluctuation and current performance may be different than the results shown herein. Please check the Ivy web site at www.ivyfunds.com for more current performance information.

In the period shown in the chart, the highest quarterly return was 16.41% (the fourth quarter of 1998) and the lowest quarterly return was -23.02% (the third quarter of 2002). The Class A return for the year through March 31, 2003 was –6.30%.

Average Annual Total Returns

The table below compares the Fund’s average annual total returns to that of a broad-based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The Fund’s returns include the maximum sales charge for Class A shares (5.75%) and the CDSC for Class B and Class C shares, if applicable, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless o therwise noted).

The table also shows average annual returns, for Class A shares, on a before tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is a Fund#146;s actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary.
Average Annual Total Returns
			5 Years		10 Years
			(or Life		(or Life
as of December 31, 2002	1 Year		of Class)		of Class)
Class A
Before Taxes	–25.51%		–8.76%		3.80%
After Taxes on Distributions	–25.51%		–10.38%		2.52%
After Taxes on Distributions and Sale of Fund Shares	–15.66%	[1]	–5.62%	[1]	3.80%
Class B (began on 10-22-93)
Before Taxes	–25.12%		–8.67%		0.31%
Class C (began on 04-30-96)
Before Taxes	–22.00%		–8.54%		–3.64%
Advisor Class (began on 08-31-00)
Before Taxes	–18.71%
Indexes
MSCI EAFE Index[2]	–15.94%		–2.89%		4.00%
Lipper International Funds Universe Average[3]	–16.67%		–2.63%		4.76%

1 After tax returns may be better than before tax returns due to an assumed tax benefit from losses on a sale of the Fund’s shares at the end of the period.

2 Reflects no deduction for fees, expenses or taxes. The Morgan Stanley Capital International EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. As of April 2002 the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

3 Lipper Average is net of fees and expenses.

FEES AND EXPENSES

Ivy International Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:
Shareholder Fees
	Class A		Class B	Class C	Advisor
(fees paid directly from your investment)	Shares		Shares	Shares	Shares
Maximum Sales Charge (Load) Imposed on
Purchases (as a percentage of offering price)	5.75%		None	None	None
Maximum Deferred Sales Charge (Load)[1]
(as a percentage of lesser of amount
invested or redemption value)	None	[2]	5%	1%	None
Redemption fee/exchange fee (as a percentage
of amount redeemed, if applicable)[3]	2.00%		None	None	2.00%
Annual Fund Operating Expenses
	Class A		Class B	Class C	Advisor
(expenses that are deducted from Fund assets)	Shares		Shares	Shares	Shares
Management Fees	1.00%		1.00%	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.20%	[4]	1.00%	1.00%	None
Other Expenses	0.69%		0.85%	0.83%	0.60%
Total Annual Fund Operating Expenses	1.89%		2.85%	2.83%	1.60%

1 The CDSC which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.

2 A 1% CDSC may be imposed on purchases of $2 million or more of Class A shares that are redeemed within twelve months of purchase.

3 If you choose your redemption proceeds via Federal Funds wire, a $10 wire fee will be charged to your account. Class A and Advisor Class shares redeemed or exchanged within 30 days of purchase are subject to a 2.00% redemption/exchange fee. This fee also applies to Class A shares purchased without a sales charge.

4 The annual service fee for Class A shares of the Fund may equal up to 0.25% on net assets attributable to outstanding shares issued on or after January 1, 1992. Since the calculation of the annual service fee does not take into account shares outstanding prior to January 1, 1992, this arrangement results in a rate of service fee that is lower than 0.25% of the net assets attributable to outstanding Class A shares of the Fund.

Example
This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
If shares are redeemed at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$756	$1,135	$1,538	$2,659
Class B Shares	$688	$1,183	$1,604	$2,944	[1]
Class C Shares	$286 [2]	$ 877	$1,494	$3,157
Advisor Class Shares	$162	$ 500	$ 861	$1,878
If shares are not redeemed at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$756	$1,135	$1,538	$2,659
Class B Shares	$288	$ 883	$1,504	$2,944	[1]
Class C Shares	$286	$ 877	$1,494	$3,157
Advisor Class Shares	$162	$ 500	$ 861	$1,878

1 Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares 8 years after the month in which the shares were purchased.

2 A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after the purchase date. Solely for purposes of determining the number of months from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month. Therefore, this number does not reflect the effect of the CDSC.

AN OVERVIEW OF THE FUND

GOALS

Ivy International Growth Fund

(formerly, W&R International Growth Fund)

seeks, as a primary goal, long-term appreciation of capital. As a secondary goal, the Fund seeks current income.

Principal Strategies

Ivy International Growth Fund seeks to achieve its goals by investing primarily in common stocks of foreign companies that WRIICO, the Fund's investment manager, believes have the potential for long-term growth represented by economic expansion within a country or region, as well as the privatization and/or restructuring of particular industries. The Fund emphasizes growth stocks, which are securities of companies whose earnings WRIICO believes are likely to grow faster than the economy. The Fu nd primarily invests in issuers of developed countries, and the Fund may invest in companies of any size.

WRIICO may look at a number of factors in selecting securities for the Fund's portfolio. These include:
* a company's growth and earnings potential
* management of the company	* applicable economic, market and political conditions of the country in which the company is located
* industry position of the company
* strength of the industry

Generally, in determining whether to sell a security, WRIICO uses the same type of analysis that it uses in buying securities of that type. For example, WRIICO may sell a security if it believes the security no longer offers significant growth potential, if it believes the management of the company has weakened, and/or there exists political or economic instability in the issuer's country. WRIICO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Fund

A variety of factors can affect the investment performance of Ivy International Growth Fund. These include:

* changes in foreign exchange rates, which may affect the value of the securities the Fund holds

* adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline

* the earnings performance, credit quality and other conditions of the issuers whose securities the Fund holds

* WRIICO's skill in evaluating and selecting securities for the Fund

Investing in foreign securities presents additional risks, such as currency fluctuations and political or economic conditions affecting the foreign country. Accounting and disclosure standards also differ from country to country, which makes obtaining reliable research information more difficult. There is the possibility that, under unusual international monetary or political conditions, the Fund's assets might be more volatile than would be the case with other investment choices.

Market risk for small or medium sized companies may be greater than that for large companies. For example, smaller companies are more likely to have limited financial resources, limited product lines or inexperienced management.

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Who May Want to Invest

Ivy International Growth Fund is designed for investors seeking long-term appreciation of capital by investing primarily in securities issued by foreign companies. You should consider whether the Fund fits your particular investment objectives.

PERFORMANCE

Ivy International Growth Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

The bar chart presents the average annual total returns for Class C shares and shows how performance has varied from year to year over the past ten calendar years. The returns for the Fund's other classes of shares during these periods were different from those of Class C shares because of variations in their respective expense structure.

The bar chart does not reflect any deferred sales charge that you may be required to pay upon redemption of the Fund's Class C shares. If the deferred sales charge were included, the returns would be less than those shown.

The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be different than the results shown herein. Please check the Ivy web site at www.ivyfunds.com for more current performance information.

 In the period shown in the chart, the highest quarterly return was 67.07% (the fourth quarter of 1999) and the lowest quarterly return was -18.66% (the third quarter of 2002). The Class C return for the year through March 31, 2003 was -8.64%.

1 The returns shown are based on the performance of the Fund's prior Class B shares. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on October 4, 1999.

Average Annual Total Returns

The table below compares the Fund's average annual total returns to that of a broad-based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The Fund's returns include the maximum sales charge for Class A shares (5.75%) and the applicable CDSC for Class B and Class C shares, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless other wise noted).

The table also shows average annual returns, for Class C shares, on a before tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is a Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and the Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

After-tax returns are shown only for Class C shares. After-tax returns for other Classes may vary.
Average Annual Total Returns
			5 Years		10 Years
			(or Life		(or Life
as of December 31, 2002	1 Year		of Class)		of Class)
Class C
Before Taxes[1]	-19.88%		1.82%		5.53%
After Taxes on Distributions[1]	-19.88%		-0.94%		3.31%
After Taxes on Distributions and Sale of Fund Shares[1]	-12.21%	[2]	2.21%	[2]	4.68%
Class Y (began on 12-29-1995)
Before Taxes	-18.85%		2.89%		7.28%
Class A (began on 07-03-2000)
Before Taxes	-23.90%		-26.98%
Class B (began on 07-10-2000)
Before Taxes	-23.33%		-27.07%
Indexes
MSCI EAFE Index[3]	-15.94%		-2.89%		-20.51%
Lipper International Funds Universe Average[4]	-16.67%		-2.63%		4.76%

1 The returns shown for Class C shares are based on the performance of the Fund's prior Class B shares. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on October 4, 1999. The prior Class B's performance has been adjusted to reflect the current CDSC structure applicable to Class C. Accordingly, these returns reflect no CDSC since it only applies to Class C shares held for twelve months or less.

2 After tax returns may be better than before tax returns due to an assumed tax benefit from losses on a sale of the Fund's shares at the end of the period.

3 Reflects no deduction for fees, expenses or taxes. The Morgan Stanley Capital International EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. As of April 2002 the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

4 Lipper Average is net of fees and expenses.

FEES AND EXPENSES

Ivy International Growth Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:
Shareholder Fees
	Class A		Class B	Class C	Class Y
(fees paid directly from your investment)	Shares		Shares	Shares	Shares
Maximum Sales Charge (Load) Imposed on
Purchases (as a percentage of offering price)	5.75%		None	None	None
Maximum Deferred Sales Charge (Load)[1]
(as a percentage of lesser of amount invested
or redemption value)	None	[2]	5%	1%	None
Redemption fee/exchange fee
(as a percentage of amount
redeemed, if applicable)[3]	2.00%		None	None	2.00%
Annual Fund Operating Expenses
	Class A	Class B	Class C	Class Y
(expenses that are deducted from Fund assets)	Shares	Shares	Shares	Shares
Management Fees	0.85%	0.85%	0.85%	0.85%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	0.25%
Other Expenses	1.01%	1.38%	1.09%	0.55%
Total Annual Fund Operating Expenses	2.11%	3.23%	2.94%	1.65%

1 The CDSC which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.

2 A 1% CDSC may be imposed on purchases of $2 million or more of Class A shares that are redeemed within twelve months of purchase.

3 If you choose your redemption proceeds via Federal Funds wire, a $10 wire fee will be charged to your account. Class A and Class Y shares redeemed or exchanged within 30 days of purchase are subject to a 2.00% redemption/exchange fee. This fee also applies to Class A shares purchased without a sales charge.
Example
This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
If shares are redeemed at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$777	$1,198	$1,644	$2,876
Class B Shares	$726	$1,295	$1,788	$3,270	[1]
Class C Shares	$297 [2]	$ 910	$1,548	$3,261
Class Y Shares	$168	$ 520	$ 897	$1,955
If shares are not redeemed at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$777	$1,198	$1,644	$2,876
Class B Shares	$326	$ 995	$1,688	$3,270	[1]
Class C Shares	$297	$ 910	$1,548	$3,261
Class Y Shares	$168	$ 520	$ 897	$1,955

1 Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares 8 years after the month in which the shares were purchased.

2 A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after the purchase date. Solely for purposes of determining the number of months from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month. Therefore, this number does not reflect the effect of the CDSC.

AN OVERVIEW OF THE FUND

GOALS

Ivy International Value Fund

seeks, as a primary goal, long-term capital growth. Consideration of current income is secondary to this principal objective.

Principal Strategies

Ivy International Value Fund invests at least 80% of its net assets in equity securities (including common stock, preferred stock and securities convertible into common stock) principally traded in European, Pacific Basin and Latin American markets.

WRIICO, the Fund's investment manager, uses a disciplined value approach while looking for investment opportunities around the world (including countries with new or comparatively undeveloped economies). Some of the Fund's investments may produce income (such as dividends), although it is expected that any income realized would be incidental.

To control its exposure to certain risks, the Fund might engage in foreign currency exchange transactions and forward foreign currency contracts.

Principal Risks of Investing in the Fund

A variety of factors can affect the investment performance of Ivy International Value Fund. These include:

* Securities selected for the Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to those of the Fund.

* Equity securities typically represent a proportionate ownership interest in a company. The market value of equity securities can fluctuate significantly even where "management risk" is not a factor. You could lose money if you redeem your Fund shares at a time when the Fund's portfolio is not performing as well as expected.

* The Fund may, but is not required to, use a range of derivative investment techniques to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific equity or fixed-income market movements). The use of these derivative investment techniques involves a number of risks, including the possibility of default by the counterparty to the transaction and, to the extent the judgement of the Fund's manager as to the certain market movements is incorrect, t he risk of losses that are greater than if the derivative technique(s) had not been used.

* Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the manager's opinion, undervalued. If the manager's assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value the manager has placed on it.

Investing in foreign securities involves a number of economic, financial, and political considerations that are not associated with the US markets and that could affect the Fund's performance unfavorably, depending on the prevailing conditions at any given time. Among these potential risks are greater price volatility; comparatively weak supervision and regulations of security exchanges, brokers, and issuers; higher brokerage costs; fluctuations in foreign currency exchange rates and related co nversation costs; adverse tax consequences; and settlement delays. The risks of investing in foreign securities are more acute in countries with developing economies.

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Who May Want to Invest

Ivy International Value Fund may be appropriate for investors seeking long-term growth potential, but who can accept potentially dramatic fluctuations in capital value in the short term. You should consider whether the Fund fits your particular investment objectives.

PERFORMANCE

Ivy International Value Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

The bar chart presents the average annual total returns for Class A and shows how performance has varied from year to year. The returns for the Fund's other classes of shares during these periods were different from those of Class A shares because of variations in their respective expense structure.

The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge were included, the returns would be less than those shown.

The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be different than the results shown herein. Please check the Ivy web site at www.ivyfunds.com for more current performance information.

In the period shown in the chart, the highest quarterly return was 16.49% (the fourth quarter of 1998) and the lowest quarterly return was -22.75% (the third quarter of 2002). The Class A return for the year through March 31, 2003 was -7.06%.

Average Annual Total Returns

The table below compares the Fund's average annual total returns to that of a broad-based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The Fund's returns include the maximum sales charge for Class A shares (5.75%) and the CDSC for Class B and Class C shares, if applicable, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless o therwise noted).

The table also shows average annual returns, for Class A shares, on a before tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is a Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary.
Average Annual Total Returns
			5 Years		10 Years
			(or Life		(or Life
as of December 31, 2002	1 Year		of Class)		of Class)
Class A (began on 05-13-97)
Before Taxes	-20.77%		-3.67%		-5.11%
After Taxes on Distributions	-20.77%		-3.92%		-5.32%
After Taxes on Distributions and Sale of Fund Shares	-12.75%	[1]	-2.92%	[1]	-4.01%	[1]
Class B (began on 05-13-97)
Before Taxes	-21.66%		-3.87%		-5.38%
Class C (began on 05-13-97)
Before Taxes	-18.39%		-3.69%		-5.22%
Advisor Class (began on 02-23-98)
Before Taxes	-17.51%		-4.08%
Indexes
MSCI EAFE Index[2]	-15.94%		-2.89%		-3.20%	[3]
Lipper International Funds Universe Average[4]	-16.67%		-2.63%		-2.70%	[3]

1 After tax returns may be better than before tax returns due to an assumed tax benefit from losses on a sale of the Fund's shares at the end of the period.

2 Reflects no deduction for fees, expenses or taxes. The Morgan Stanley Capital International EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. As of April 2002 the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

3 Index comparison begins on May 31, 1997.

4 Lipper Average is net of fees and expenses.

FEES AND EXPENSES

Ivy International Value Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:
Shareholder Fees
	Class A		Class B	Class C	Advisor
(fees paid directly from your investment)	Shares		Shares	Shares	Shares
Maximum Sales Charge (Load) Imposed on
Purchases (as a percentage of offering price)	5.75%		None	None	None
Maximum Deferred Sales Charge (Load)[1]
(as a percentage of lesser of amount
invested or redemption value)	None	[2]	5%	1%	None
Redemption fee/exchange fee (as a percentage
of amount redeemed, if applicable)[3]	2.00%		None	None	2.00%
Annual Fund Operating Expenses
	Class A	Class B	Class C	Advisor
(expenses that are deducted from Fund assets)	Shares	Shares	Shares	Shares
Management Fees	1.00%	1.00%	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	None
Other Expenses	1.07%	1.05%	1.05%	1.05%
Total annual Fund operating expenses	2.32%	3.05%	3.05%	2.05%

1 The CDSC which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.

2 A 1% CDSC may be imposed on purchases of $2 million or more of Class A shares that are redeemed within twelve months of purchase.

3 If you choose your redemption proceeds via Federal Funds wire, a $10 wire fee will be charged to your account. Class A and Advisor Class shares redeemed or exchanged within 30 days of purchase are subject to a 2.00% redemption/exchange fee. This fee also applies to Class A shares purchased without a sales charge.
Example
This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
If shares are redeemed at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$797	$1,258	$1,744	$3,078
Class B Shares	$708	$1,242	$1,701	$3,192	[1]
Class C Shares	$308 [2]	$ 942	$1,601	$3,365
Advisor Class Shares	$207	$ 637	$1,094	$2,357
If shares are not redeemed at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$797	$1,258	$1,744	$3,078
Class B Shares	$308	$ 942	$1,601	$3,192	[1]
Class C Shares	$308	$ 942	$1,601	$3,365
Advisor Class Shares	$207	$ 637	$1,094	$2,357

1 Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares 8 years after the month in which the shares were purchased.

2 A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after the purchase date. Solely for purposes of determining the number of months from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month. Therefore, this number does not reflect the effect of the CDSC.

AN OVERVIEW OF THE FUND

GOAL

Ivy Large Cap Growth Fund

(formerly, W&R Large Cap Growth Fund)

seeks the appreciation of your investment.

Principal Strategies

Ivy Large Cap Growth Fund seeks to achieve its goal by investing primarily in a diversified portfolio of common stocks issued by growth-oriented, large to medium sized U.S. and foreign companies that WRIICO, the Fund's investment manager, believes have appreciation possibilities. Growth stocks are those whose earnings WRIICO believes are likely to grow faster than the economy. Although WRIICO anticipates the majority of the Fund's investments to be in large to medium sized companies, the Fund m ay invest in companies of any size.

WRIICO attempts to select securities with appreciation possibilities by looking at many factors. These include:

* the company's market position, product line, technological position and prospects for increased earnings

* the management capability of the company being considered

* the short-term and long-term outlook for the industry being analyzed

* changes in economic and political conditions

WRIICO may also analyze the demands of investors for the security relative to its price. Securities may be chosen when WRIICO anticipates a development that might have an effect on the value of a security.

In general, WRIICO may sell a security if it determines that the security no longer presents sufficient appreciation potential; this may be caused by, or be an effect of, changes in the industry of the issuer, loss by the company of its competitive position, and/or poor use of resources. WRIICO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Fund

A variety of factors can affect the investment performance of Ivy Large Cap Growth Fund. These include:

* the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds

* the mix of securities in the Fund's portfolio, particularly the relative weightings in, and exposure to, different sectors of the economy

* adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline

* the skill of WRIICO in evaluating and selecting securities for the Fund

Market risk for medium sized companies may be greater than the market risk for large companies. Such companies are more likely to have limited financial resources and inexperienced management. As well, stock of these companies may experience volatile trading and price fluctuations.

The Fund may invest a portion of its assets in foreign securities. Foreign securities present additional risks such as currency fluctuations and political or economic conditions affecting the foreign countries.

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Who May Want to Invest

Ivy Large Cap Growth Fund is designed for investors seeking long-term investment growth. You should consider whether the Fund fits your particular investment objectives.

PERFORMANCE

Ivy Large Cap Growth Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

The bar chart presents the average annual total returns for Class A and shows how performance has varied from year to year. The returns for the Fund's other classes of shares during these periods were different from those of Class A shares because of variations in their respective expense structure.

The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge were included, the returns would be less than those shown.

The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be different than the results shown herein. Please check the Ivy web site at www.ivyfunds.com for more current performance information.

In the period shown in the chart, the highest quarterly return was 11.88% (the fourth quarter of 2001) and the lowest quarterly return was -18.97% (the first quarter of 2001). The Class A return for the year through March 31, 2003 was 0.84%.

Average Annual Total Returns

The table below compares the Fund's average annual total returns to that of a broad-based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The Fund's returns include the maximum sales charge for Class A shares (5.75%) and the CDSC for Class B and Class C shares, if applicable, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless o therwise noted).

The table also shows average annual returns, for Class A shares, on a before tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is a Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary.
Average Annual Total Returns
			5 Years
as of December 31, 2002	1 Year		(or Life of Class)
Class A (began on 06-30-2000)
Before Taxes	-24.39%		-14.10%
After Taxes on Distributions	-24.39%		-14.24%
After Taxes on Distributions and Sale of Fund Shares	-14.98%	[1]	-11.01%	[1]
Class C (began on 07-03-2000)
Before Taxes	-20.54%		-12.91%
Class B (began on 07-06-2000)
Before Taxes	-24.25%		-14.50%
Class Y (began on 07-06-2000)
Before Taxes	-19.64%		-12.07%
Indexes
S&P 500 Index[2]	-22.10%		-17.07%	[3]
Lipper Large-Cap Growth Funds Universe Average[4]	-28.63%		-27.34%	[3]

1 After tax returns may be better than before tax returns due to an assumed tax benefit from losses on a sale of the Fund's shares at the end of the period.

2 Reflects no deduction for fees, expenses or taxes.

3 Index comparison begins on June 30, 2000.

4 Lipper Average is net of fees and expenses.

FEES AND EXPENSES

Ivy Large Cap Growth Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:
Shareholder Fees
	Class A		Class B	Class C	Class Y
(fees paid directly from your investment)	Shares		Shares	Shares	Shares
Maximum Sales Charge (Load) Imposed on
Purchases (as a percentage of offering price)	5.75%		None	None	None
Maximum Deferred Sales Charge (Load)[1]
(as a percentage of lesser of amount invested
or redemption value)	None	[2]	5%	1%	None
Redemption fee/exchange fee (as a percentage
of amount redeemed, if applicable)[3]	None		None	None	None
Annual Fund Operating Expenses
	Class A	Class B	Class C	Class Y
(expenses that are deducted from Fund assets)	Shares	Shares	Shares	Shares
Management Fees[4]	0.70%	0.70%	0.70%	0.70%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	0.25%
Other Expenses	0.71%	1.61%	0.92%	0.51%
Total Annual Fund Operating Expenses	1.66%	3.31%	2.62%	1.46%

1 The CDSC which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.

2 A 1% CDSC may be imposed on purchases of $2 million or more of Class A shares that are redeemed within twelve months of purchase.

3 If you choose your redemption proceeds via Federal Funds wire, a $10 wire fee will be charged to your account.

4 The expenses shown for Management Fees reflect the maximum annual fee payable; however, WRIICO has voluntarily agreed to waive its investment management fee on any day if the Fund's net assets are less than $25 million, subject to WRIICO's right to change or terminate this waiver.
Example
This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
If shares are redeemed at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$734	$1,068	$1,425	$2,427
Class B Shares	$734	$1,318	$1,826	$3,221	[1]
Class C Shares	$265 [2]	$ 814	$1,390	$2,954
Class Y Shares	$149	$ 462	$ 797	$1,746
If shares are not redeemed at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$734	$1,068	$1,425	$2,427
Class B Shares	$334	$1,018	$1,726	$3,221	[1]
Class C Shares	$265	$ 814	$1,390	$2,954
Class Y Shares	$149	$ 462	$ 797	$1,746

1 Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares 8 years after the month in which the shares were purchased.

2 A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after the purchase date. Solely for purposes of determining the number of months from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month. Therefore, this number does not reflect the effect of the CDSC.

AN OVERVIEW OF THE FUND

GOAL

Ivy Limited-Term Bond Fund

(formerly, W&R Limited-Term Bond Fund)

seeks to provide a high level of current income consistent with preservation of capital.

Principal Strategies

Ivy Limited-Term Bond Fund seeks to achieve its goal by investing primarily in investment-grade debt securities (including bonds rated BBB and higher by S&P and Baa and higher by Moody's or, if unrated, judged by WRIICO, the Fund's investment manager, to be of comparable quality) of U.S. issuers, including corporate bonds, mortgage-backed securities and U.S. Government securities. The Fund seeks to identify relative value opportunities between these sectors of the fixed-income market. The F und maintains a dollar-weighted average maturity of not less than two years and not more than five years, and the Fund may invest in companies of any size.

WRIICO may look at a number of factors in selecting securities for the Fund's portfolio. These include:
* the security's current coupon	* the creditworthiness of the particular issuer (if not backed by the full faith and credit of the U.S. Treasury)
* the maturity of the security
* the relative value of the security	* prepayment risks for mortgage-backed securities and other debt securities with call provisions

Generally, in determining whether to sell a security, WRIICO uses the same type of analysis that it uses in buying securities. WRIICO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Fund

A variety of factors can affect the investment performance of Ivy Limited-Term Bond Fund. These include:

* an increase in interest rates, which may cause the value of the Fund's fixed-income securities, especially bonds with longer maturities, to decline

* the credit quality, earnings performance and other conditions of the issuers whose securities the Fund holds

* prepayment of higher-yielding bonds and mortgage-backed securities held by the Fund

* adverse bond and stock market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline

* WRIICO's skill in evaluating and managing the interest rate and credit risks of the Fund

Market risk for small or medium sized companies may be greater than that for large companies. For example, smaller companies are more likely to have limited financial resources, limited product lines or inexperienced management.

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Who May Want to Invest

Ivy Limited-Term Bond Fund is designed for investors seeking a high level of current income consistent with preservation of capital. You should consider whether the Fund fits your particular investment objectives.

PERFORMANCE

Ivy Limited-Term Bond Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

The bar chart presents the average annual total returns for Class C shares and shows how performance has varied from year to year over the past ten calendar years. The returns for the Fund's other classes of shares during these periods were different from those of Class C shares because of variations in their respective expense structure.

The bar chart does not reflect any deferred sales charge that you may be required to pay upon redemption of the Fund's Class C shares. If the deferred sales charge were included, the returns would be less than those shown.

The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be different than the results shown herein. Please check the Ivy web site at www.ivyfunds.com for more current performance information.

 In the period shown in the chart, the highest quarterly return was 4.52% (the second quarter of 1995) and the lowest quarterly return was -1.99% (the first quarter of 1994). The Class C return for the year through March 31, 2003 was 0.82%.

1 The returns shown are based on the performance of the Fund's prior Class B shares. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on October 4, 1999.

Average Annual Total Returns

The table below compares the Fund's average annual returns to that of a broad-based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The Fund's returns include the maximum sales charge for Class A shares (4.25%) and the applicable CDSC for Class B and Class C shares, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class C shares, on a before tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is a Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown. After tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

After-tax returns are shown only for Class C shares. After-tax returns for other Classes may vary.
Average Annual Total Returns
		5 Years	10 Years
		(or Life	(or Life
as of December 31, 2002	1 Year	of Class)	of Class)
Class C
Before Taxes[1]	4.05%	4.93%	4.94%
After Taxes on Distributions[1]	2.65%	3.15%	3.20%
After Taxes on Distributions and Sale of Fund Shares[1]	2.80%	3.40%	3.40%
Class Y (began on 12-29-1995)
Before Taxes	4.99%	5.90%	5.68%
Class B (began on 07-03-2000)
Before Taxes	0.05%	5.49%
Class A (began on 08-17-2000)
Before Taxes	0.54%	5.48%
Indexes
Citigroup 1-5 Years
Treasury/Government Sponsored/Corporate Index[2]	8.08%	7.16%	6.65%
Lipper Short-Intermediate Investment Grade
Debt Funds Universe Average[3]	6.63%	6.19%	6.02%

1 The returns shown for Class C shares are based on the performance of the Fund's prior Class B shares. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on October 4, 1999. The prior Class B's performance has been adjusted to reflect the current CDSC structure applicable to Class C. Accordingly, these returns reflect no CDSC since it only applies to Class C shares held for twelve months or less.

2 Reflects no deduction for fees, expenses or taxes.

3 Lipper Average is net of fees and expenses.

FEES AND EXPENSES

Ivy Limited-Term Bond Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:
Shareholder Fees
	Class A		Class B	Class C	Class Y
(fees paid directly from your investment)	Shares		Shares	Shares	Shares
Maximum Sales Charge (Load) Imposed on
Purchases (as a percentage of offering price)	4.25%		None	None	None
Maximum Deferred Sales Charge (Load)[1]
(as a percentage of lesser of amount invested
or redemption value)	None	[2]	5%	1%	None
Redemption fee/exchange fee (as a percentage
of amount redeemed, if applicable)[3]	None		None	None	None
Annual Fund Operating Expenses
	Class A	Class B	Class C	Class Y
(expenses that are deducted from Fund assets)	Shares	Shares	Shares	Shares
Management Fees	0.50%	0.50%	0.50%	0.50%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	0.25%
Other Expenses	0.35%	0.52%	0.47%	0.36%
Total Annual Fund Operating Expenses	1.10%	2.02%	1.97%	1.11%

1 The CDSC which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.

2 A 1% CDSC may be imposed on purchases of $2 million or more of Class A shares that are redeemed within twelve months of purchase.

3 If you choose your redemption proceeds via Federal Funds wire, a $10 wire fee will be charged to your account.
Example
This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
If shares are redeemed at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$532	$760	$1,005	$1,708
Class B Shares	$605	$934	$1,188	$2,109	[1]
Class C Shares	$200 [2]	$618	$1,062	$2,296
Class Y Shares	$113	$353	$ 612	$1,352
If shares are not redeemed at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$532	$760	$1,005	$1,708
Class B Shares	$205	$634	$1,088	$2,109	[1]
Class C Shares	$200	$618	$1,062	$2,296
Class Y Shares	$113	$353	$ 612	$1,352

1 Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares 8 years after the month in which the shares were purchased.

2 A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after the purchase date. Solely for purposes of determining the number of months from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month. Therefore, this number does not reflect the effect of the CDSC.

AN OVERVIEW OF THE FUND

GOAL

Ivy Mid Cap Growth Fund

(formerly, W&R Mid Cap Growth Fund)

seeks the growth of your investment.

Principal Strategies

Ivy Mid Cap Growth Fund seeks to achieve its goal by investing primarily in common stocks of U.S. and foreign companies whose market capitalizations are within the range of capitalizations of companies comprising the Russell Mid-Cap Growth Index (Russell Mid-Cap) and that WRIICO, the Fund's investment manager, believes offer above-average growth potential.

In selecting companies, WRIICO may look at a number of factors, such as:

* new or innovative products or services

* adaptive or creative management

* strong financial and operational capabilities
to sustain growth

* market potential

* profit potential

Generally, in determining whether to sell a stock, WRIICO uses the same type of analysis that it uses when buying stocks. For example, WRIICO may sell a holding if the company no longer meets the desired capitalization range or if the company position weakens in the industry or market. WRIICO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Fund

A variety of factors can affect the investment performance of Ivy Mid Cap Growth Fund. These include:

* the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds

* adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline

* the mix of securities in the Fund's portfolio, particularly the relative weightings in, and exposure to, different sectors of the economy

* the skill of WRIICO in evaluating and selecting securities for the Fund

Market risk for medium sized companies may be greater than that for large companies. Medium sized companies may have limited financial resources and less experienced management compared to large companies. Stocks of medium sized companies may experience volatile trading and price fluctuations.

Also, the Fund may invest, to a lesser extent, in foreign securities, which present additional risks such as currency fluctuations and political or economic conditions affecting the foreign country.

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Who May Want to Invest

Ivy Mid Cap Growth Fund is designed for investors who are willing to accept greater risks than are present with many other mutual funds. The Fund is not intended for investors who desire assured income and conservation of capital. You should consider whether the Fund fits your particular investment objectives.

PERFORMANCE

Ivy Mid Cap Growth Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

The bar chart presents the average annual total returns for Class A and shows how performance has varied from year to year. The returns for the Fund's other classes of shares during these periods were different from those of Class A shares because of variations in their respective expense structure.

The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge were included, the returns would be less than those shown.

The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be different than the results shown herein. Please check the Ivy web site at www.ivyfunds.com for more current performance information.

In the period shown in the chart, the highest quarterly return was 12.41% (the fourth quarter of 2001) and the lowest quarterly return was -16.60% (the third quarter of 2002). The Class A return for the year through March 31, 2003 was -1.04%.

Average Annual Total Returns

The table below compares the Fund's average annual total returns to that of a broad-based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The Fund's returns include the maximum sales charge for Class A shares (5.75%) and the CDSC for Class B and Class C shares, if applicable, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless o therwise noted).

The table also shows average annual returns, for Class A shares, on a before tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is a Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary.
Average Annual Total Returns
			5 Years
as of December 31, 2002	1 Year		(or Life of Class)
Class A (began on 06-30-2000)
Before Taxes	-30.11%		-15.29%
After Taxes on Distributions	-30.11%		-15.79%
After Taxes on Distributions and Sale of Fund Shares	-18.48%	[1]	-11.92%	[1]
Class C (began on 07-03-2000)
Before Taxes	-26.52%		-14.11%
Class B (began on 07-06-2000)
Before Taxes	-29.97%		-15.58%
Class Y (began on 07-10-2000)
Before Taxes	-25.57%		-14.01%
Indexes
Russell Mid-Cap Growth Index[2]	-27.40%		-26.93%	[3]
Lipper Mid-Cap Growth Funds Universe Average[4]	-28.33%		-25.91%	[3]

1 After tax returns may be better than before tax returns due to an assumed tax benefit from losses on a sale of the Fund's shares at the end of the period.

2 Reflects no deduction for fees, expenses or taxes.

3 Index comparison begins on June 30, 2000.

4 Lipper Average is net of fees and expenses.

FEES AND EXPENSES

Ivy Mid Cap Growth Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:
Shareholder Fees
	Class A		Class B	Class C	Class Y
(fees paid directly from your investment)	Shares		Shares	Shares	Shares
Maximum Sales Charge (Load) Imposed on
Purchases (as a percentage of offering price)	5.75%		None	None	None
Maximum Deferred Sales Charge (Load)[1]
(as a percentage of lesser of amount invested
or redemption value)	None	[2]	5%	1%	None
Redemption fee/exchange fee (as a percentage
of amount redeemed, if applicable)[3]	None		None	None	None
Annual Fund Operating Expenses
	Class A	Class B	Class C	Class Y
(expenses that are deducted from Fund assets)	Shares	Shares	Shares	Shares
Management Fees[4]	0.85%	0.85%	0.85%	0.85%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	0.25%
Other Expenses	0.94%	1.69%	1.15%	0.64%
Total Annual Fund Operating Expenses	2.04%	3.54%	3.00%	1.74%

1 The CDSC which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.

2 A 1% CDSC may be imposed on purchases of $2 million or more of Class A shares that are redeemed within twelve months of purchase.

3 If you choose your redemption proceeds via Federal Funds wire, a $10 wire fee will be charged to your account.

4 The expenses shown for Management Fees reflect the maximum annual fee payable; however, WRIICO has voluntarily agreed to waive its investment management fee on any day if the Fund's net assets are less than $25 million, subject to WRIICO's right to change or terminate this waiver.
Example
This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
If shares are redeemed at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$770	$1,178	$1,610	$2,808
Class B Shares	$757	$1,385	$1,936	$3,469	[1]
Class C Shares	$303 [2]	$ 927	$1,577	$3,318
Class Y Shares	$177	$ 548	$ 944	$2,052
If shares are not redeemed at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$770	$1,178	$1,610	$2,808
Class B Shares	$357	$1,085	$1,836	$3,469	[1]
Class C Shares	$303	$ 927	$1,577	$3,318
Class Y Shares	$177	$ 548	$ 944	$2,052

1 Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares 8 years after the month in which the shares were purchased.

2 A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after the purchase date. Solely for purposes of determining the number of months from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month. Therefore, this number does not reflect the effect of the CDSC.

AN OVERVIEW OF THE FUND

GOAL

Ivy Money Market Fund

(formerly, W&R Money Market Fund)

seeks maximum current income consistent with stability of principal.

Principal Strategies

Ivy Money Market Fund seeks to achieve its goal by investing in U.S. dollar-denominated, high-quality money market obligations and instruments. High quality indicates that the securities will be rated in one of the two highest categories by the requisite nationally recognized statistical rating organization (NRSRO), as defined in Rule 2a-7 of the Investment Company Act of 1940, as amended, or if unrated, will be of comparable quality as determined by WRIICO, the Fund's investment manager. The F und seeks, as well, to maintain a net asset value (NAV) of $1.00 per share. The Fund maintains a dollar-weighted average maturity of 90 days or less, and the Fund invests only in securities with a remaining maturity of not more than 397 calendar days.

Principal Risks of Investing in the Fund

Because Ivy Money Market Fund owns different types of money market obligations and instruments, a variety of factors can affect its investment performance, such as:

* an increase in interest rates, which can cause the value of the Fund's holdings, especially securities with longer maturities, to decline

* the credit quality and other conditions of the issuers whose securities the Fund holds

* adverse bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline

* WRIICO's skill in evaluating and managing the interest rate and credit risks of the Fund

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Who May Want to Invest

Ivy Money Market Fund is designed for investors who are risk-averse and seek to preserve principal while earning current income and saving for short-term needs. You should consider whether the Fund fits your particular investment objectives.

PERFORMANCE

Ivy Money Market Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance and by showing the Fund's average annual total returns for the periods shown.

The bar chart presents the average annual total return for Class A shares. The returns for the Fund's other classes of shares during these periods were different from those of Class A shares because of variations in their respective expense structure.

The performance table shows average annual total returns for each class.

The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be different than the results shown herein. Please check the Ivy web site at www.ivyfunds.com for more current performance information.

In the period shown in the chart, the highest quarterly return was 1.28% (the first quarter of 2001) and the lowest quarterly return was 0.32% (the second quarter of 2002). The Class A return for the year through March 31, 2003 was 0.24%. As of December 31, 2002, the 7-day yield was equal to 1.12%. Yields are compiled by annualizing the average daily dividend per share during the time period for which the yield is presented.

Average Annual Total Returns
		5 Years
as of December 31, 2002	1 Year	(or Life of Class)
Class A (began on 06-30-2000)	1.40%	3.12%
Class C (began on 07-03-2000)	0.33%	2.05%
Class B (began on 07-12-2000)	0.29%	1.88%

FEES AND EXPENSES

Ivy Money Market Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:
Shareholder Fees
	Class A	Class B	Class C
(fees paid directly from your investment)	Shares	Shares	Shares
Maximum Sales Charge (Load) Imposed on
Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load)[1]
(as a percentage of lesser of amount invested
or redemption value)	None	5%	1%
Redemption fee/exchange fee (as a percentage
of amount redeemed, if applicable)[2]	None	None	None
Annual Fund Operating Expenses
	Class A	Class B	Class C
(expenses that are deducted from Fund assets)	Shares	Shares	Shares
Management Fees[3]	0.40%	0.40%	0.40%
Distribution and Service (12b-1) Fees	None	1.00%	1.00%
Other Expenses	0.51%	1.08%	1.04%
Total Annual Fund Operating Expenses	0.91%	2.48%	2.44%

1 The CDSC which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.

2 If you choose your redemption proceeds via Federal Funds wire, a $10 wire fee will be charged to your account.

3 The expenses shown for Management Fees reflect the maximum annual fee payable; however, WRIICO has voluntarily agreed to waive its investment management fee on any day if the Fund's net assets are less than $25 million, subject to WRIICO's right to change or terminate this waiver.
Example
This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
If shares are redeemed at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$ 93	$ 290	$ 504	$1,120
Class B Shares	$651	$1,073	$1,421	$2,424	[1]
Class C Shares	$247 [2]	$ 761	$1,301	$2,776
If shares are not redeemed at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$ 93	$ 290	$ 504	$1,120
Class B Shares	$251	$ 773	$1,321	$2,424	[1]
Class C Shares	$247	$ 761	$1,301	$2,776

1 Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares 8 years after the month in which the shares were purchased.

2 A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after the purchase date. Solely for purposes of determining the number of months from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month. Therefore, this number does not reflect the effect of the CDSC.

AN OVERVIEW OF THE FUND

GOAL

Ivy Municipal Bond Fund

(formerly, W&R Municipal Bond Fund)

seeks to provide income that is not subject to Federal income tax.

Principal Strategies

Ivy Municipal Bond Fund seeks to achieve its goal by investing primarily in tax-exempt municipal bonds, mainly of investment grade and of any maturity. Municipal bonds mean obligations the interest on which is not includable in gross income for Federal income tax purposes. However, a significant portion, up to 40%, of the Fund's dividends paid to shareholders each year may be a tax preference item for purposes of the Federal alternative minimum tax (AMT).

The Fund diversifies its holdings between two main types of municipal bonds:

* general obligation bonds, which are backed by the full faith, credit and taxing power of the governmental authority

* revenue bonds, which are payable only from specific sources, such as the revenue from a particular project, a special tax, lease payments and/or appropriated funds. Revenue bonds include certain private activity bonds (PABs), which finance privately operated facilities. Revenue bonds also include housing bonds that finance pools of single family home mortgages and multi-family project mortgages and student loan bonds that finance pools of student loans

WRIICO primarily utilizes a top-down management style that de-emphasizes aggressive interest rate strategies. WRIICO attempts to enhance fund performance by utilizing opportunities presented by the shape and slope of the yield curve, while keeping the overall fund duration relatively neutral to the fund's stated benchmark. As an overlay to this core strategy, WRIICO attempts to identify and exploit relative value opportunities that exist between sectors, states (including U.S. possessions), sec urity structures and ratings categories. Relative attractiveness to other taxable fixed income asset classes, as well as municipal market supply/demand patterns are monitored closely for opportunities.

Prudent diversification between sectors, states, security structures, position sizes and ratings categories is strongly emphasized, to reduce overall portfolio risk and performance volatility.

WRIICO may look at a number of factors in selecting securities for the Fund's portfolio. These include:

* the security's current coupon

* the maturity of the security

* the relative value of the security

* the creditworthiness of the particular issuer or of the private company involved

* the structure of the security, including whether it has a put or a call feature

Generally, in determining whether to sell a security, WRIICO uses the same type of analysis that is used in buying securities in order to determine whether the security continues to be a desired investment for the Fund. WRIICO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Fund

Because Ivy Municipal Bond Fund primarily owns different types of securities issued by municipal authorities, a variety of factors can affect its investment performance, such as:

* an increase in interest rates, which may cause the value of a bond held by the Fund, especially bonds with longer maturities and zero coupon bonds, to decline

* prepayment of asset-backed securities or mortgage-backed securities (prepayment risk)

* prepayment of higher-yielding bonds when interest rates decline (optional call risk)

* changes in the maturities of bonds owned by the Fund

* the credit quality of the issuers whose securities the Fund owns or of the private companies involved in PAB-financed projects

* the local economic, political or regulatory environment affecting bonds owned by the Fund, including legislation affecting the tax status of municipal bond interest

* failure of a bond's interest to qualify as tax-exempt

* adverse bond and stock market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline

* WRIICO's skill in evaluating and managing the interest rate and credit risks of the Fund's portfolio

* changes and shifts in the shape of the yield curve which may result in certain maturities underperforming others

A significant portion of the Fund's dividends attributable to municipal bond interest may be a tax preference item; this would have the effect of reducing the Fund's return to any investor whose AMT liability was increased by the Fund's dividends.

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Who May Want to Invest

Ivy Municipal Bond Fund is designed for investors seeking current income that is primarily free from Federal income tax, through a diversified portfolio. You should consider whether the Fund fits your particular investment objectives.

PERFORMANCE

Ivy Municipal Bond Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

The bar chart presents the average annual total returns for Class C shares and shows how performance has varied from year to year over the past ten calendar years. The returns for the Fund's other classes of shares during these periods were different from those of Class C shares because of variations in their respective expense structure.

The bar chart does not reflect any deferred sales charge that you may be required to pay upon redemption of the Fund's Class C shares. If the deferred sales charge were included, the returns would be less than those shown.

The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be different than the results shown herein. Please check the Ivy web site at www.ivyfunds.com for more current performance information.

 In the period shown in the chart, the highest quarterly return was 8.36% (the first quarter of 1995) and the lowest quarterly return was -7.14% (the first quarter of 1994). The Class C return for the year through March 31, 2003 was 1.00%.

1 The returns shown are based on the performance of the Fund's prior Class B shares. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on October 4, 1999.

Average Annual Total Returns

The table below compares the Fund's average annual returns to that of a broad-based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The Fund's returns include the maximum sales charge for Class A shares (4.25%) and the applicable CDSC for Class B and Class C shares, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class C shares, on a before tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is a Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown. After tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

After-tax returns are shown only for Class C shares. After-tax returns for other Classes may vary.
Average Annual Total Returns
		5 Years	10 Years
		(or Life	(or Life
as of December 31, 2002	1 Year	of Class)	of Class)
Class C
Before Taxes[1]	7.48%	3.62%	5.25%
After Taxes on Distributions[1]	7.46%	3.44%	5.08%
After Taxes on Distributions and Sale of Fund Shares[1]	5.85%	3.57%	4.97%
Class Y (began on 12-30-1998)
Before Taxes	8.26%	4.05%
Class B (began on 08-08-2000)
Before Taxes	3.45%	5.28%
Class A (began on 09-15-2000)
Before Taxes	3.83%	5.50%
Indexes
Lehman Brothers Municipal Bond Index[2]	9.60%	6.06%	6.71%
Lipper General Municipal Debt Funds Universe Average[3]	8.36%	4.62%	5.80%

1 The returns shown for Class C shares are based on the performance of the Fund's prior Class B shares. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on October 4, 1999. The prior Class B's performance has been adjusted to reflect the current CDSC structure applicable to Class C. Accordingly, these returns reflect no CDSC since it only applies to Class C shares held for twelve months or less.

2 Reflects no deduction for fees, expenses or taxes.

3 Lipper Average is net of fees and expenses.

FEES AND EXPENSES

Ivy Municipal Bond Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees
	Class A	Class B	Class C	Class Y
(fees paid directly from your investment)	Shares	Shares	Shares	Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.25%	None	None	None
Maximum Deferred Sales Charge (Load)[1] (as a percentage of lesser of amount invested or redemption value)	None [2]	5%	1%	None
Redemption fee/exchange fee (as a percentage of amount redeemed, if applicable)[3]	None	None	None	None

Annual Fund Operating Expenses
	Class A	Class B	Class C	Class Y
(expenses that are deducted from Fund assets)	Shares	Shares	Shares	Shares
Management Fees	0.53%	0.53%	0.53%	0.53%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	0.25%
Other Expenses	0.37%	0.43%	0.49%	0.60%
Total Annual Fund Operating Expense	1.15%	1.96%	2.02%	1.38%

1 The CDSC which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.

2 A 1% CDSC may be imposed on purchases of $2 million or more of Class A shares that are redeemed within twelve months of purchase.

3 If you choose your redemption proceeds via Federal Funds wire, a $10 wire fee will be charged to your account.
Example
This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
If shares are redeemed at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$537	$775	$1,031	$1,763
Class B Shares	$599	$915	$1,157	$2,074	[1]
Class C Shares	$205 [2]	$634	$1,088	$2,348
Class Y Shares	$140	$437	$ 755	$1,657
If shares are not redeemed at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$537	$775	$1,031	$1,763
Class B Shares	$199	$615	$1,057	$2,074	[1]
Class C Shares	$205	$634	$1,088	$2,348
Class Y Shares	$140	$437	$ 755	$1,657

1 Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares 8 years after the month in which the shares were purchased.

2 A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after the purchase date. Solely for purposes of determining the number of months from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month. Therefore, this number does not reflect the effect of the CDSC.

AN OVERVIEW OF THE FUND

GOALS

Ivy Pacific Opportunities Fund

seeks, as a primary goal, long-term capital growth. Consideration of current income is secondary to this principal objective.

Principal Strategies

Ivy Pacific Opportunities Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities (including common stock, preferred stock and securities convertible into common stock) of companies such as those whose securities are traded mainly on markets in the Pacific region, organized under the laws of a Pacific region country or issued by any company with more than half of its business in the Pacific region. Examples of Pacific region c ountries include China, Hong Kong, Malaysia, Sri Lanka, Australia and India. Although it is permitted to invest in Japan, the Fund does not currently anticipate doing so.

The Fund's manager uses an investment approach that focuses on analyzing a company's financial statements and taking advantage of overvalued or undervalued markets. Some of the Fund's investments may produce income (such as dividends), although it is expected that any income realized would be incidental.

Principal Risks of Investing in the Fund

A variety of factors can affect the investment performance of Ivy Pacific Opportunities Fund. These include:

* Securities selected for the Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to those of the Fund.

* Equity securities typically represent a proportionate ownership interest in a company. The market value of equity securities can fluctuate significantly even where "management risk" is not a factor. You could lose money if you redeem your Fund shares at a time when the Fund's portfolio is not performing as well as expected.

* Investing in foreign securities involves a number of economic, financial, and political considerations that are not associated with the US markets and that could affect the Fund's performance unfavorably, depending on the prevailing conditions at any given time. Among these potential risks are greater price volatility; comparatively weak supervision and regulations of security exchanges, brokers, and issuers; higher brokerage costs; fluctuations in foreign currency exchange rates and related conversation costs; adverse tax consequences; and settlement delays.

The risks of investing in foreign securities are more acute in countries with developing economies. Since the Fund normally invests a substantial portion of its assets in these countries, it is exposed to the following additional risks: securities that are even less liquid and more volatile than those in more developed foreign countries; unusually long settlement delays; less stable governments that are susceptible to sudden adverse actions (such as nationalization of businesses, restrictions o n foreign ownership or prohibitions against reparation of assets); abrupt changes in exchange rate regime or monetary policy; unusually large currency fluctuations and currency conversion costs; and high national debt levels (which may impede an issuer payment of principal and/or interest on external debt).

Investing in the Pacific region involves special risks beyond those described above. For example, certain Pacific region countries may be vulnerable to trade barriers and other protectionist measures that could have an adverse effect on the value of the Fund's portfolio. The limited size of the markets for some Pacific region securities can also make them more susceptible to investor perceptions, which can impact their value and liquidity.

Events in any one country may impact the other countries or the region as a whole. As a result, events in the region will generally have a greater effect on the Fund than if the Fund were more geographically diversified, which may result in greater losses and volatility. Increased social or political unrest in some or all of these countries could cause further economic and market uncertainty.

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Who May Want to Invest

Ivy Pacific Opportunities Fund may be appropriate for investors seeking long-term growth potential, but who can accept potentially dramatic fluctuations in capital value in the short term. You should consider whether the Fund fits your particular investment objectives.

PERFORMANCE

Ivy Pacific Opportunities Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

The bar chart presents the average annual total returns for Class A and shows how performance has varied from year to year. The returns for the Fund's other classes of shares during these periods were different from those of Class A shares because of variations in their respective expense structure.

The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge were included, the returns would be less than those shown.

The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be different than the results shown herein. Please check the Ivy web site at www.ivyfunds.com for more current performance information.

In the period shown in the chart, the highest quarterly return was 40.73% (the second quarter of 1999) and the lowest quarterly return was -30.21% (the fourth quarter of 1997). The Class A return for the year through March 31, 2003 was -3.69%.

Average Annual Total Returns

The table below compares the Fund's average annual total returns to that of a broad-based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The Fund's returns include the maximum sales charge for Class A shares (5.75%) and the CDSC for Class B and Class C shares, if applicable, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless o therwise noted).

The table also shows average annual returns, for Class A shares, on a before tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is a Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary.
Average Annual Total Returns
			5 Years		10 Years
			(or Life		(or Life
as of December 31, 2002	1 Year		of Class)		of Class)
Class A (began on 10-22-93)
Before Taxes	-16.41%		-6.29%		-5.41%
After Taxes on Distributions	-16.41%		-6.54%		-5.68%
After Taxes on Distributions and Sale of Fund Shares	-10.08%	[1]	-4.94%	[1]	-4.14%	[1]
Class B (began on 10-22-93)
Before Taxes	-15.86%		-6.23%		-5.60%
Class C (began on 04-30-96)
Before Taxes	-12.21%		-5.96%		-6.84%
Advisor Class (began on 02-10-98)
Before Taxes	-11.84%		-5.41%
Indexes
MSCI Asia Pacific Free (excluding Japan) Index[2]	-5.11%		-1.46%		-3.03%	[3]
Lipper Pacific Ex-Japan Funds Universe Average[4]	-7.97%		-0.15%		-4.91%	[3]

1 After tax returns may be better than before tax returns due to an assumed tax benefit from losses on a sale of the Fund's shares at the end of the period.

2 Reflects no deduction for fees, expenses or taxes. The Morgan Stanley Capital International Asia Pacific Free (excluding Japan) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the Far East, excluding Japan. As of April 2002 the MSCI Asia Pacific Free (excluding Japan) Index consisted of the following 9 developed and emerging market country indices: China, Hong Kong, Indonesia, Korea, Malaysia, Philippines, Sin gapore Free, Taiwan and Thailand.

3 Index performance is calculated from October 31, 1993.

4 Lipper Average is net of fees and expenses.

FEES AND EXPENSES

Ivy Pacific Opportunities Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:
Shareholder Fees
	Class A		Class B	Class C	Advisor
(fees paid directly from your investment)	Shares		Shares	Shares	Shares
Maximum Sales Charge (Load) Imposed on
Purchases (as a percentage of offering price)	5.75%		None	None	None
Maximum Deferred Sales Charge (Load)[1]
(as a percentage of lesser of amount
invested or redemption value)	None	[2]	5%	1%	None
Redemption fee/exchange fee (as a percentage
of amount redeemed, if applicable)[3]	2.00%		2.00%	2.00%	2.00%
Annual Fund Operating Expenses[4]
	Class A	Class B	Class C	Advisor
(expenses that are deducted from Fund assets)	Shares	Shares	Shares	Shares
Management Fees	1.00%	1.00%	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	None
Other Expenses	2.27%	2.27%	2.27%	2.27%
Total Annual Fund Operating Expenses	3.52%	4.27%	4.27%	3.27%
Expenses reimbursed[5]	0.77%	0.77%	0.77%	0.77%
Net Fund operating expenses	2.75%	3.50%	3.50%	2.50%

1 The CDSC which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.

2 A 1% CDSC may be imposed on purchases of $2 million or more of Class A shares that are redeemed within twelve months of purchase.

3 If you choose your redemption proceeds via Federal Funds wire, a $10 wire fee will be charged to your account. Fund shares redeemed or exchanged within 30 days of purchase are subject to a 2.00% redemption/exchange fee. This fee also applies to Class A shares purchased without a sales charge.

4 The expense information shown has been restated to reflect current fees. Expenses reimbursed are estimated based on Class A.

5 WRIICO has contractually agreed to reimburse the Fund's expenses for the fiscal year ending December 31, 2003, and for the following eight years, to the extent necessary to ensure that the Fund's Annual Fund Operating Expenses, when calculated at the Fund level, do not exceed 2.50% of the Fund's average net assets (excluding 12b-1 fees and certain other expenses).

Example
This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
If shares are redeemed at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$837	$1,379	$1,946	$3,568
Class B Shares	$753	$1,374	$1,917	$3,693	[1]
Class C Shares	$353 [2]	$1,074	$1,817	$3,863
Advisor Class Shares	$252	$ 772	$1,319	$2,906
If shares are not redeemed at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$837	$1,379	$1,946	$3,568
Class B Shares	$353	$1,074	$1,817	$3,693	[1]
Class C Shares	$353	$1,074	$1,817	$3,863
Advisor Class Shares	$252	$ 772	$1,319	$2,906

1 Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares 8 years after the month in which the shares were purchased.

2 A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after the purchase date. Solely for purposes of determining the number of months from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month. Therefore, this number does not reflect the effect of the CDSC.

AN OVERVIEW OF THE FUND

GOAL

Ivy Science and Technology Fund

(formerly, W&R Science and Technology Fund)

seeks long-term capital growth.

Principal Strategies

Ivy Science and Technology Fund seeks to achieve its goal of growth by concentrating its investments primarily in the equity securities of U.S. and foreign science and technology companies. Science and technology companies are companies whose products, processes or services, in the opinion of WRIICO, the Fund's investment manager, are being or are expected to be significantly benefited by the use or commercial application of scientific or technological developments or discoveries. As well, the Fund may invest in companies that utilize science and/or technology to improve their existing business even though the business is not within the science and technology industries. The Fund may invest in companies of any size.

WRIICO typically emphasizes growth potential in selecting stocks; that is, WRIICO seeks companies in which earnings are likely to grow faster than the economy. WRIICO may look at a number of factors in selecting securities for the Fund's portfolio. These include the issuer's:
* growth potential	* industry position
* earnings potential	* applicable economic and market conditions
* management

Generally, in determining whether to sell a security, WRIICO uses the same type of analysis that it uses in buying securities in order to determine whether the security has ceased to offer significant growth potential, has become overvalued and/or whether the company prospects of the issuer have deteriorated. WRIICO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

Principl Risks of Investing in the Fund

A variety of factors can affect the investment performance of Ivy Science and Technology Fund. These include:

* the mix of securities in the Fund's portfolio, particularly the relative weightings in, and exposure to, different sectors of the science and technology industries

* the volatility of securities of science and technology companies due, in part, to the competitiveness of the industry

* rapid obsolescence of products or processes of companies in which the Fund invests

* government regulation in the science and technology industry

* the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds

* adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline

* WRIICO's skill in evaluating and selecting securities for the Fund

Market risk for small to medium sized companies may be greater than that for large companies. Smaller companies are more likely to have limited financial resources and inexperienced management. As well, stocks of smaller companies may experience volatile trading and price fluctuations.

The Fund may invest, to a lesser extent, in foreign securities. Investments in foreign securities present additional risks such as currency fluctuations and political or economic conditions affecting the foreign country.

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Who May Want to Invest

Ivy Science and Technology Fund is designed for investors who seek long-term capital growth by investing in an actively managed Fund that concentrates in securities of science and technology companies. This Fund is not suitable for all investors. You should consider whether the Fund fits your particular investment objectives.

PERFORMANCE

Ivy Science and Technology Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

The bar chart presents the average annual total returns for Class C shares and shows how performance has varied from year to year. The returns for the Fund's other classes of shares during these periods were different from those of Class C shares because of variations in their respective expense structure.

The bar chart does not reflect any deferred sales charge that you may be required to pay upon redemption of the Fund's Class C shares. If the deferred sales charge were included, the returns would be less than those shown.

The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be different than the results shown herein. Please check the Ivy web site at www.ivyfunds.com for more current performance information.

In the period shown in the chart, the highest quarterly return was 82.61% (the fourth quarter of 1999) and the lowest quarterly return was -23.25% (the second quarter of 2000). The Class C return for the year through March 31, 2003 was -1.70%.

1 The returns shown are based on the performance of the Fund's prior Class B. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on October 4, 1999.

2 A substantial portion of the Fund's returns during this period is attributable to investments in initial public offerings (IPOs). No assurance can be given that the Fund will continue to be able to invest in IPOs to the same extent as it has in the past or that future IPOs in which the Fund invests will have as equally beneficial an impact on performance.

Average Annual Total Returns

The table below compares the Fund's average annual total returns to that of a broad-based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The Fund's returns include the maximum sales charge for Class A shares (5.75%) and the applicable CDSC for Class B and Class C shares, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless other wise noted).

The table also shows average annual returns, for Class C shares, on a before tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is a Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and the Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

After-tax returns are shown only for Class C shares. After-tax returns for other Classes may vary.
Average Annual Total Returns
			5 Years	10 Years
			(or Life	(or Life
as of December 31, 2002	1 Year		of Class)	of Class)
Class C (began on 07-31-1997)
Before Taxes[1]	-26.57%		13.05%	12.42%
After Taxes on Distributions[1]	-26.57%		11.73%	11.22%
After Taxes on Distributions and Sale of Fund Shares[1]	-16.32%	[2]	11.82%	11.25%
Class Y (began on 06-09-1998)
Before Taxes	-25.67%		10.91%
Class A (began on 07-03-2000)
Before Taxes	-30.16%		-23.33%
Class B (began on 07-03-2000)
Before Taxes	-29.72%		-22.98%
Indexes
Goldman Sachs Technology Industry Composite Index[3]	-40.27%		-3.26%	-5.08%	[4]
Lipper Science & Technology Funds Universe Average[5]	-43.01%		-3.03%	-3.87%	[4]

1 The returns shown for Class C shares are based on the performance of the Fund's prior Class B shares. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on October 4, 1999. The prior Class B's performance has been adjusted to reflect the current CDSC structure applicable to Class C. Accordingly, these returns reflect no CDSC since it only applies to Class C shares held for twelve months or less.

2 After tax returns may be better than before tax returns due to an assumed tax benefit from losses on a sale of the Fund's shares at the end of the period.

3 Reflects no deduction for fees, expenses or taxes.

4 Index comparison begins on July 31, 1997.

5 Lipper Average is net of fees and expenses.

FEES AND EXPENSES

Ivy Science and Technology Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:
Shareholder Fees
	Class A		Class B	Class C	Class Y
(fees paid directly from your investment)	Shares		Shares	Shares	Shares
Maximum Sales Charge (Load) Imposed on
Purchases (as a percentage of offering price)	5.75%		None	None	None
Maximum Deferred Sales Charge (Load)[1]
(as a percentage of lesser of amount invested
or redemption value)	None	[2]	5%	1%	None
Redemption fee/exchange fee (as a percentage
of amount redeemed, if applicable)[3]	None		None	None	None
Annual Fund Operating Expenses
	Class A	Class B	Class C	Class Y
(expenses that are deducted from Fund assets)	Shares	Shares	Shares	Shares
Management Fees	0.85%	0.85%	0.85%	0.85%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	0.25%
Other Expenses	0.70%	1.14%	0.82%	0.34%
Total Annual Fund Operating Expenses	1.80%	2.99%	2.67%	1.44%

1 The CDSC which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.

2 A 1% CDSC may be imposed on purchases of $2 million or more of Class A shares that are redeemed within twelve months of purchase.

3 If you choose your redemption proceeds via Federal Funds wire, a $10 wire fee will be charged to your account.
Example
This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
If shares are redeemed at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$747	$1,109	$1,494	$2,569
Class B Shares	$702	$1,224	$1,672	$3,025	[1]
Class C Shares	$270 [2]	$ 829	$1,415	$3,003
Class Y Shares	$147	$ 456	$ 787	$1,724
If shares are not redeemed at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$747	$1,109	$1,494	$2,569
Class B Shares	$302	$ 924	$1,572	$3,025	[1]
Class C Shares	$270	$ 829	$1,415	$3,003
Class Y Shares	$147	$ 456	$ 787	$1,724

1 Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares 8 years after the month in which the shares were purchased.

2 A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after the purchase date. Solely for purposes of determining the number of months from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month. Therefore, this number does not reflect the effect of the CDSC.

AN OVERVIEW OF THE FUND

GOAL

Ivy Small Cap Growth Fund

(formerly, W&R Small Cap Growth Fund)

seeks growth of capital.

Principal Strategies

Ivy Small Cap Growth Fund seeks to achieve its goal by investing primarily in common stocks of domestic and foreign companies whose market capitalizations are within the range of capitalizations of companies included in the Lipper, Inc. Small Cap Category (small cap stocks). The Fund emphasizes relatively new or unseasoned companies in their early stages of development or smaller companies positioned in new or emerging industries where there is opportunity for rapid growth.

In selecting companies, WRIICO, the Fund's investment manager, seeks companies whose earnings, it believes, are likely to grow faster than the economy. WRIICO may look at a number of factors regarding a company, such as:
* aggressive or creative management	* entry into new or emerging industries
* technological or specialized expertise	* growth in earnings/growth in sales
* new or unique products or services

Generally, in determining whether to sell a security, WRIICO uses the same type of analysis that it uses in buying securities. For example, WRIICO may sell a security if it determines that the stock no longer offers significant growth potential, which may be due to a change in the business or management of the company or a change in the industry of the company. WRIICO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Fund

A variety of factors can affect the investment performance of Ivy Small Cap Growth Fund. These include:

* the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds

* the mix of securities in the Fund, particularly the relative weightings in, and exposure to, different sectors and industries

* adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline

* WRIICO's skill in evaluating and selecting securities for the Fund

The Fund may invest in foreign securities, which present additional risks such as currency fluctuations and political or economic conditions affecting the foreign country.

Market risk for small to medium sized companies may be greater than that for large companies. Smaller companies are more likely to have limited financial resources and inexperienced management. Stock of smaller companies may also experience volatile trading and price fluctuations.

Due to the nature of the Fund's permitted investments, primarily the small cap stocks of new and/or unseasoned companies, companies in their early stages of development or smaller companies in new or emerging industries, the Fund may be subject to the following additional risks:

* products offered may fail to sell as anticipated

* a period of unprofitability may be experienced before a company develops the expertise and clientele to succeed in an industry

* the company may never achieve profitability

* economic, market and technological factors may cause the new industry itself to lose favor with the public

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Who May Want to Invest

Ivy Small Cap Growth Fund is designed for investors willing to accept greater risks than are present with many other mutual funds. It is not intended for those investors who desire assured income and conservation of capital. You should consider whether the Fund fits your particular investment objectives.

PERFORMANCE

Ivy Small Cap Growth Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

The bar chart presents the average annual total returns for Class C shares and shows how performance has varied from year to year over the past ten calendar years. The returns for the Fund's other classes of shares during these periods were different from those of Class C shares because of variations in their respective expense structure.

The bar chart does not reflect any deferred sales charge that you may be required to pay upon redemption of the Fund's Class C shares. If the deferred sales charge were included, the returns would be less than those shown.

The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be different than the results shown herein. Please check the Ivy web site at www.ivyfunds.com for more current performance information.

 In the period shown in the chart, the highest quarterly return was 40.97% (the fourth quarter of 1999) and the lowest quarterly return was -23.83% (the third quarter of 2001). The Class C return for the year through March 31, 2003 was 1.77%.

1 The returns shown are based on the performance of the Fund's prior Class B. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on October 4, 1999.

Average Annual Total Returns

The table below compares the Fund's average annual total returns to that of a broad-based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The Fund's returns include the maximum sales charge for Class A shares (5.75%) and the applicable CDSC for Class B and Class C shares, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless other wise noted).

The table also shows average annual returns, for Class C shares, on a before tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is a Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and the Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

After-tax returns are shown only for Class C shares. After-tax returns for other Classes may vary.
Average Annual Total Returns
			5 Years	10 Years
			(or Life	(or Life
as of December 31, 2002	1 Year		of Class)	of Class)
Class C
Before Taxes[1]	-25.82%		7.15%	12.47%
After Taxes on Distributions[1]	-25.82%		3.33%	9.92%
After Taxes on Distributions and Sale of Fund Shares[1]	-15.85%	[2]	6.42%	10.83%
Class Y (began on 12-29-1995)
Before Taxes	-25.17%		8.07%	9.36%
Class A (began on 07-03-2000)
Before Taxes	-29.53%		-19.62%
Class B (began on 07-06-2000)
Before Taxes	-28.97%		-18.57%
Indexes
Russell 2000 Growth Index[3]	-30.22%		-6.56%	2.60%
Lipper Small-Cap Growth Funds Universe Average[4]	-29.72%		-2.31%	5.54%

1 The returns shown for Class C shares are based on the performance of the Fund's prior Class B shares. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on October 4, 1999. The prior Class B's performance has been adjusted to reflect the current CDSC structure applicable to Class C. Accordingly, these returns reflect no CDSC since it only applies to Class C shares held for twelve months or less.

2 After tax returns may be better than before tax returns due to an assumed tax benefit from losses on a sale of the Fund's shares at the end of the period.

3 Reflects no deduction for fees, expenses or taxes.

4 Lipper Average is net of fees and expenses.

FEES AND EXPENSES

Ivy Small Cap Growth Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:
Shareholder Fees
	Class A		Class B	Class C	Class Y
(fees paid directly from your investment)	Shares		Shares	Shares	Shares
Maximum Sales Charge (Load) Imposed on
Purchases (as a percentage of offering price)	5.75%		None	None	None
Maximum Deferred Sales Charge (Load)[1]
(as a percentage of lesser of amount invested
or redemption value)	None	[2]	5%	1%	None
Redemption fee/exchange fee (as a percentage
of amount redeemed, if applicable)[3]	None		None	None	None
Annual Fund Operating Expenses
	Class A	Class B	Class C	Class Y
(expenses that are deducted from Fund assets)	Shares	Shares	Shares	Shares
Management Fees	0.85%	0.85%	0.85%	0.85%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	0.25%
Other Expenses	0.44%	0.77%	0.46%	0.24%
Total Annual Fund Operating Expenses	1.54%	2.62%	2.31%	1.34%

1 The CDSC which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.

2 A 1% CDSC may be imposed on purchases of $2 million or more of Class A shares that are redeemed within twelve months of purchase.

3 If you choose your redemption proceeds via Federal Funds wire, a $10 wire fee will be charged to your account.
Example
This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
If shares are redeemed at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$723	$1,033	$1,366	$2,304
Class B Shares	$665	$1,114	$1,490	$2,688	[1]
Class C Shares	$234 [2]	$ 721	$1,235	$2,646
Class Y Shares	$136	$ 425	$ 734	$1,613
If shares are not redeemed at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$723	$1,033	$1,366	$2,304
Class B Shares	$265	$ 814	$1,390	$2,688	[1]
Class C Shares	$234	$ 721	$1,235	$2,646
Class Y Shares	$136	$ 425	$ 734	$1,613

1 Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares 8 years after the month in which the shares were purchased.

2 A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after the purchase date. Solely for purposes of determining the number of months from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month. Therefore, this number does not reflect the effect of the CDSC.

AN OVERVIEW OF THE FUND

GOAL

Ivy Tax-Managed Equity Fund

(formerly, W&R Tax-Managed Equity Fund)

seeks long-term growth of capital while minimizing taxable gains and income to shareholders.

Principal Strategies

Ivy Tax-Managed Equity Fund seeks to achieve its goal by investing primarily in a diversified portfolio of common stocks of U.S. and foreign companies that WRIICO, the Fund's investment manager, considers to be high in quality and attractive in their long-term investment potential. The Fund seeks stocks that are favorably priced in relation to their fundamental value and will likely grow over time. While the Fund typically invests in the common stocks of large to medium sized U.S. companies, it may invest in companies of any size, any industry or any country in order to achieve its goal.

WRIICO manages the Fund using an investment strategy that is sensitive to the potential impact of Federal income tax on shareholders' investment returns. The Fund's tax-sensitive investment strategy is intended to lead to lower distributions of income and realized capital gains than funds managed without regard to Federal income tax consequences.

In selecting companies, WRIICO typically invests for the long term and selects securities that it believes offer strong opportunities for long-term growth of capital and that are attractively valued. While WRIICO primarily invests in growth stocks, it may also purchase value stocks. Value stocks are those that WRIICO believes are currently selling below their true worth.

When deciding to sell a security, WRIICO considers the negative tax impact of realizing capital gains and, if applicable, the positive tax impact of realizing capital losses. However, WRIICO may sell a security at a realized gain if it determines that the potential tax cost is outweighed by the risk of owning the security, or if more attractive investment opportunities are available. In addition, redemptions by shareholders may force the Fund to sell securities at an inappropriate time, potenti ally resulting in realized gains.

Principal Risks of Investing in the Fund

A variety of factors can affect the investment performance of Ivy Tax-Managed Equity Fund. These include:

* the skill of WRIICO in evaluating and selecting securities for the Fund

* the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds

* the mix of securities in the Fund, particularly the relative weightings in, and exposure to, different sectors and industries that may result in performance less favorable than another investment mix might have produced

* adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline

* the Fund's tax-sensitive investment strategy failing to limit distributions of taxable income and net realized capital gains as contemplated

Market risk for small companies may be greater than that for medium and large companies. Smaller companies are more likely to have limited financial resources and inexperienced management. Stocks of smaller companies, and growth stocks in general, may also experience volatile trading and price fluctuations.

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Who May Want to Invest

Ivy Tax-Managed Equity Fund is designed for long-term taxable investors. If you are investing for the short-term (less than one year), you may suffer negative tax consequences. Market conditions may limit the Fund's ability to realize capital losses or to avoid dividend income. While the Fund tries to reduce the extent to which shareholders incur taxes on Fund distributions of income and net realized gains, the Fund does expect to distribute taxable income and/or net capital gains from time to time. Investors may realize capital gains when they sell their shares. You should consider whether the Fund fits your particular investment objectives.

PERFORMANCE

Ivy Tax-Managed Equity Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

In the period shown in the chart, the highest quarterly return was 7.04% (the fourth quarter of 2001) and the lowest quarterly return was -17.55% (the first quarter of 2001). The Class A return for the year through March 31, 2003 was 0.88%. The bar chart presents the average annual total returns for Class A and shows how performance has varied from year to year. The returns for the Fund's other classes of shares during these periods were different from those of Class A shares because of variations in their respective expense structure.

The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge were included, the returns would be less than those shown.

The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be different than the results shown herein. Please check the Ivy web site at www.ivyfunds.com for more current performance information.

Average Annual Total Returns

The table below compares the Fund's average annual total returns to that of a broad-based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The Fund's returns include the maximum sales charge for Class A shares (5.75%) and the CDSC for Class B and Class C shares, if applicable, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless o therwise noted).

The table also shows average annual returns, for Class A shares, on a before tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is a Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary.
Average Annual Total Returns
			5 Years
as of December 31, 2002	1 Year		(or Life of Class)
Class A (began on 06-30-2000)
Before Taxes	-19.98%		-22.08%
After Taxes on Distributions	-19.98%		-22.08%
After Taxes on Distributions and Sale of Fund Shares	-12.27%	[1]	-16.94%	[1]
Class C (began on 07-06-2000)
Before Taxes	-15.93%		-21.16%
Class B (began on 07-13-2000)
Before Taxes	-19.17%		-22.43%
Class Y2
Indexes
S&P 500 Index[3]	-22.10%		-17.07%	[4]
Lipper Large-Cap Growth Funds Universe Average[5]	-28.63%		-27.34%	[4]

1 After tax returns may be better than before tax returns due to an assumed tax benefit from losses on a sale of the Fund's shares at the end of the period.

2 Class Y shares have been offered to the public since June 30, 2000. As of March 31, 2003, there have been no Class Y shares issued. Therefore, there is no Class Y return information to be included in the table.

3 Reflects no deduction for fees, expenses or taxes.

4 Index comparison begins on June 30, 2000.

5 Lipper Average is net of fees and expenses.

FEES AND EXPENSES

Ivy Tax-Managed Equity Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees
	Class A		Class B	Class C	Class Y
(fees paid directly from your investment)	Shares		Shares	Shares	Shares
Maximum Sales Charge (Load) Imposed on
Purchases (as a percentage of offering price)	5.75%		None	None	None
Maximum Deferred Sales Charge (Load)[1]
(as a percentage of lesser of amount invested
or redemption value)	None	[2]	5%	1%	None
Redemption fee/exchange fee (as a percentage
of amount redeemed, if applicable)[3]	None		None	None	None
Annual Fund Operating Expenses
	Class A	Class B	Class C	Class Y
(expenses that are deducted from Fund assets)	Shares	Shares	Shares	Shares
Management Fees[4]	0.65%	0.65%	0.65%	0.65%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	0.25%
Other Expenses	1.26%	1.43%	1.63%	1.28%
Total Annual Fund Operating Expenses	2.16%	3.08%	3.28%	2.18%

1 The CDSC which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.

2 A 1% CDSC may be imposed on purchases of $2 million or more of Class A shares that are redeemed within twelve months of purchase.

3 If you choose your redemption proceeds via Federal Funds wire, a $10 wire fee will be charged to your account.

4 The expenses shown for Management Fees reflect the maximum annual fee payable; however, WRIICO has voluntarily agreed to waive its investment management fee on any day if the Fund's net assets are less than $25 million, subject to WRIICO's right to change or terminate this waiver.
Example
This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
If shares are redeemed at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$781	$1,212	$1,668	$2,925
Class B Shares	$711	$1,251	$1,716	$3,175	[1]
Class C Shares	$331 [2]	$1,010	$1,712	$3,576
Class Y Shares	$221	$ 682	$1,169	$2,513
If shares are not redeemed at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$781	$1,212	$1,668	$2,925
Class B Shares	$311	$ 951	$1,616	$3,175	[1]
Class C Shares	$331	$1,010	$1,712	$3,576
Class Y Shares	$221	$ 682	$1,169	$2,513

1 Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares 8 years after the month in which the shares were purchased.

2 A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after the purchase date. Solely for purposes of determining the number of months from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month. Therefore, this number does not reflect the effect of the CDSC.

THE INVESTMENT PRINCIPLES OF THE FUNDS

Investment Goals, Principal Strategies and Other Investments

Ivy Asset Strategy Fund: The Fund seeks to achieve its goal of high total return over the long term by allocating its assets among a diversified portfolio of stocks, bonds, and short-term instruments. There is no guarantee, however, that the Fund will achieve its goal.

Allocating assets among different types of investments allows the Fund to take advantage of opportunities wherever they may occur, but also subjects the Fund to the risks of a given investment type. Stock values generally fluctuate in response to the activities of individual companies and general market and economic conditions. The values of bonds and short-term instruments generally fluctuate due to changes in interest rates and due to the credit quality of the issuer.

WRIICO regularly reviews the Fund's allocation of assets and makes changes to favor investments that it believes provide the best opportunity to achieve the Fund's goal. Although WRIICO uses its expertise and resources in choosing investments and in allocating assets, WRIICO's decisions may not always be beneficial to the Fund.

Generally, the mix of assets in the Fund will change from time to time depending on WRIICO's assessment of the market for each asset class. The allowable range and approximate percentage of the mix for each asset class, as a percentage of the Fund's total assets, are listed below. Some types of investments, such as indexed securities, may fall into more than one asset class.

Portfolio Mix
Stocks 70% (can range from 0-100%)
Bonds 25% (can range from 0-100%)
Short-term 5% (can range from 0-100%)

WRIICO tries to balance the Fund's investment risks against potentially higher total returns by reducing the stock class allocation during stock market down cycles and typically increasing the stock class allocation during periods of strongly positive market performance. Generally, WRIICO makes asset shifts among classes gradually over time. WRIICO considers various factors when it decides to sell a security, such as an individual security's performance and/or if it is an appropriate time to va ry the Fund's mix.

As a defensive measure, the Fund may increase its holdings in the bond or short-term asset classes when WRIICO believes that there is a potential bear market, prolonged downturn in stock prices or significant loss in stock value; the Fund may also invest in derivative instruments for both defensive and speculative purposes. WRIICO may, as a temporary defensive measure, invest up to all of the Fund's assets in:

* money market instruments rated A-1 by S&P or Prime 1 by Moody's, or unrated securities judged by WRIICO to be of equivalent quality

* precious metals

Although WRIICO may seek to preserve appreciation in the Fund by taking a defensive position, doing so may prevent the Fund from achieving its investment objective.

Ivy Core Equity Fund: The Fund seeks to achieve its goals of capital growth and income by investing, during normal market conditions, in common stocks of large, high quality U.S., and to a lesser extent foreign, companies that are well-known, have been consistently profitable and have dominant positions in their industries. Under normal market conditions, the Fund will invest at least 80% of its net assets in equity securities, primarily common stocks and securities convertible into common stocks. There is no guarantee, however, that the Fund will achieve its goals.

When WRIICO views stocks with high yields as less attractive than other common stocks, the Fund may hold lower-yielding common stocks because of their prospects for appreciation. When WRIICO believes that a temporary defensive position is desirable, the Fund may invest up to all of its assets in debt securities (typically, investment grade) including commercial paper, short-term U.S. Government securities and/or preferred stocks. However, by taking a temporary defensive position the Fund may not achieve its investment objectives.

Ivy Cundill Global Value Fund: The Fund seeks to achieve its goal of long-term capital growth by investing primarily in the equity securities of companies throughout the world.

The investment approach of Peter Cundill & Associates, Inc. ("Cundill"), the Fund's sub-advisor, is based on a contrarian "value" philosophy. Cundill looks for securities that are trading below their estimated intrinsic value. To determine the intrinsic value of a particular company, Cundill focuses primarily on the company's financial statements. Cundill also considers factors such as earnings, dividends, business prospects, management capabilities and potential catalysts (such as a change in management) to realize shareholder value. A security is purchased when the price reflects a significant discount to Cundill's estimate of the company's intrinsic value. Given the bottom-up or company-specific approach, Cundill does not forecast economies or corporate earnings and does not rely on market timing.

The Fund may from time to time take a defensive position, and invest without limit in U.S. Government securities, investment-grade debt securities, and cash and cash equivalents such as commercial paper, short term notes and other money market securities. However, by taking a temporary defensive position the Fund may not achieve its investment objectives.

Ivy Dividend Income Fund: The Fund seeks to achieve its goals of income and long-term capital growth and income by investing primarily in dividend-paying common stocks that WRIICO believes also demonstrate favorable prospects for long-term capital growth. There is no guarantee, however, that the Fund will achieve its goal.

The Fund will, under normal market conditions, invest at least 80% of its net assets in dividend-paying equity securities, which may include without limitation dividend-paying common stock, preferred stocks or convertible preferred stock. The Fund may also invest up to 25% of its total assets in foreign securities. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so. Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of di rectors. Preferred stock also may be subject to optional or mandatory redemption provisions. The ability of common stocks and preferred stocks to generate income is dependent on the earnings and continuing declaration of dividends by the issuers of such securities. A convertible security is a bond, debenture, note, preferred stock, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion fe ature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any such dividend changes or other changes in the underlying securities.

While the Fund invests primarily in dividend-paying equity securities, it may also invest up to 20% of its net assets in debt securities in seeking to achieve its goal. To the extent the Fund invests in debt securities, the Fund intends to primarily invest in investment-grade debt securities.

At times, when WRIICO believes that a temporary defensive position is desirable, the Fund may invest up to all of its assets in debt securities including short-term cash equivalent securities. By taking a temporary defensive position, the Fund may not achieve its goal.

Ivy European Opportunities Fund: The Fund seeks to achieve its goal of long-term capital growth by investing primarily in the equity securities of companies located or otherwise doing business in European countries and covering a broad range of economic and industry sectors. The Fund may also invest a significant portion of its assets in European debt securities, up to 20% of which is considered below investment grade (commonly referred to as "high yield" or "junk" bo nds). The Fund's manager follows a "bottom-up" approach to investing, which focuses on prospects for long-term earnings growth. Company selection is generally based on an analysis of a wide range of financial indicators (such as growth, earnings, cash, book and enterprise value), as well as factors such as market position, competitive advantage and management strength. Country and section allocation decisions are driven by the company selection process.

The Fund may from time to time take a defensive position, and invest without limit in U.S. Government securities, investment-grade debt securities, and cash and cash equivalents such as commercial paper, short term notes and other money market securities. However, by taking a temporary defensive position the Fund may not achieve its investment objectives.

Ivy Global Natural Resources Fund: The Fund seeks to achieve its goal of long-term growth by investing primarily in the equity securities of companies throughout the world that own, explore or develop natural resources and other basic commodities or that supply goods and services to such companies. The Fund's investment manager targets for investment well managed companies that are expected to increase shareholder value through successful exploration and development o f natural resources, balancing the Fund's portfolio with low cost, low debt producers that have outstanding asset bases, and positions that are based on anticipated commodity price trends. Additional emphasis is placed on sectors that are out of favor but appear to offer the most significant recovery potential over a one to three year period. All investment decisions are reviewed systematically and cash reserves may be allowed to build up when valuations seem unattractive. The Fund's investment manager atte mpts to minimize risk through diversifying the Fund's portfolio by commodity, country, issuer and asset class.

The Fund may from time to time take a defensive position, and invest without limit in U.S. Government securities, investment-grade debt securities, and cash and cash equivalents such as commercial paper, short term notes and other money market securities. However, by taking a temporary defensive position the Fund may not achieve its investment objectives.

Ivy High Income Fund: The Fund seeks to achieve its goal of a high level of current income and its secondary goal of capital growth by investing primarily in a diversified portfolio of high-yield, high-risk, fixed-income securities, the risks of which are, in the judgment of WRIICO, consistent with the Fund's goals. There is no guarantee, however, that the Fund will achieve its goals.

The Fund primarily owns debt securities; however, it may also own, to a lesser degree, preferred stocks, common stocks and convertible securities. In general, the high income that the Fund seeks is paid by debt securities rated in the lower rating categories of the established rating services or unrated securities that are determined by WRIICO to be of comparable quality; these include bonds rated BBB and lower by S&P, or Baa or lower by Moody's. Lower-quality debt securities, which include junk bonds, are considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than higher-quality securities and may decline significantly in periods of general economic difficulty.

The Fund limits its acquisition of common stocks so that no more than 20% of its total assets will consist of common stocks and no more than 10% of its total assets will consist of non-dividend-paying common stocks.

The Fund may invest an unlimited amount of assets in foreign securities. At this time, however, the Fund does not intend to invest a significant amount of its assets in foreign securities.

When WRIICO believes that a full or partial temporary defensive position is desirable, due to present or anticipated market or economic conditions, WRIICO may take any one or more of the following steps with respect to the Fund's assets:

* shorten the average maturity of the Fund's debt holdings

* hold cash or cash equivalents (short-term investments, such as commercial paper and certificates of deposit)

* emphasize investment-grade debt securities

By taking a temporary defensive position the Fund may not achieve its investment objectives.

Ivy International Fund: The Fund seeks to achieve its principal goal of long-term capital growth by investing primarily in equity securities principally traded in European, Pacific Basin and Latin American markets. The Fund invests in a variety of economic sectors and industry segments to reduce the effects of price volatility in any one area, and usually is invested in at least three different countries. The Fund's investment manager focuses on expanding foreign econ omies and companies that generally have at least $1 billion in capitalization at the time of investment and a solid history of operations. Individual securities are selected on the basis of various indicators (such as earnings, cash flow, assets and long-term growth potential) and are reviewed for fundamental financial strength.

The Fund may from time to time take a defensive position, and invest without limit in U.S. Government securities, investment-grade debt securities, and cash and cash equivalents such as commercial paper, short term notes and other money market securities. However, by taking a temporary defensive position the Fund may not achieve its investment objectives.

Ivy International Growth Fund: The Fund seeks to achieve its goal of long-term capital appreciation, with current income as a secondary goal, by investing primarily in a diversified portfolio of common stocks of growth-oriented foreign issuers. Growth securities are those whose earnings, WRIICO believes, are likely to have strong growth over several years. The Fund may also invest, to a lesser extent, in preferred stocks and debt securities. The debt securities may be of any maturity and will typically be investment grade. There is no guarantee, however, that the Fund will achieve its goals.

Under normal conditions, the Fund invests at least 80% of its net assets in foreign securities and at least 65% of its total assets in issuers of at least three foreign countries. The Fund generally limits its holdings so that no more than 75% of its total assets are invested in issuers of a single foreign country.

When WRIICO believes that a temporary defensive position is desirable, it may invest up to all of the Fund's assets in debt securities (including commercial paper and short-term U.S. Government securities) and/or preferred stocks; it may avoid investment in volatile emerging markets and increase investments in more stable, developed countries and industries; it may use forward currency contracts to hedge specific foreign currencies; and it may also invest up to all of the Fund's assets in domes tic securities. By taking a temporary defensive position, the Fund may not achieve its investment objectives.

Ivy International Value Fund: The Fund seeks to achieve its primary goal of long-term capital growth by investing in equity securities principally traded in European, Pacific Basin and Latin American markets. The Fund invests in a variety of economic sectors and industry segments to reduce the effects of price volatility in any one area. The Fund's investment manager seeks out rapidly expanding foreign economies and companies that generally have at least $1 billion in capitalization at the time of investment and a solid history of operations. Other factors that the Fund's manager considers in selecting particular countries include long-term economic growth prospects, anticipated inflation levels, and the effect of applicable government policies on local business conditions. The Fund is managed using a value approach, which focuses on financial ratios such as price/earnings, price/book value, price/cash flow, dividend yield and price/replacement cost. Securities purch ased are believed to be attractively valued on one or more of these measures relative to a broad universe of comparable securities.

The Fund may from time to time take a defensive position, and invest without limit in U.S. Government securities, investment-grade debt securities, and cash and cash equivalents such as commercial paper, short term notes and other money market securities. However, by taking a temporary defensive position the Fund may not achieve its investment objectives.

Ivy Large Cap Growth Fund: The Fund seeks to achieve its goal of appreciation of your investment through a diversified holding of securities, primarily those issued by large to medium sized U.S. and foreign companies that WRIICO believes have appreciation possibilities. The Fund will, under normal market conditions, invest at least 80% of its net assets in large cap growth securities. There is no guarantee, however, that the Fund will achieve its goal.

The Fund invests primarily in common stocks but may also own, to a lesser extent, preferred stocks, convertible securities and debt securities, typically of investment grade and of any maturity. As well, the Fund may invest up to 25% of its total assets in foreign securities.

At times, as a temporary defensive measure, the Fund may invest up to all of its assets in either debt securities (which may include money market instruments held as cash reserves), preferred stocks or both. The Fund may also use options and futures contracts for defensive purposes. By taking a temporary defensive position the Fund may not achieve its investment objective.

Ivy Limited-Term Bond Fund: The Fund seeks to achieve its goal of providing a high level of current income consistent with preservation of capital by investing primarily in a diversified portfolio of investment-grade, limited-term debt securities (securities with a dollar-weighted average maturity of two to five years) of U.S. issuers, including U.S. Government securities, which are securities issued or guaranteed by the U.S. Government or its agencies or instrumental ities, collateralized mortgage obligations and other asset-backed securities. Under normal market conditions, the Fund will invest at least 80% of its net assets in bonds with limited-term maturities. The Fund may also own, to a lesser extent, common stocks and convertible securities, including convertible preferred stocks in certain circumstances. There is no guarantee, however, that the Fund will achieve its goal.

The maturity of an asset-backed security is the estimated average life of the security based on certain prescribed models or formulas used by WRIICO. The maturity of other types of debt securities is the earlier of the call date or the maturity date, as appropriate.

When WRIICO believes that a temporary defensive position is desirable, it may take certain steps with respect to the Fund's assets, including any one or more of the following:

* shorten the average maturity of the Fund's investments

* hold short-term securities, cash or cash equivalents

* invest up to all of the Fund's assets in U.S. Treasury securities

By taking a temporary defensive position the Fund may not achieve its investment objective.

Ivy Mid Cap Growth Fund: The Fund seeks to achieve its goal of growth of your investment by investing primarily in a diversified portfolio of common stocks of U.S. and foreign companies whose market capitalizations are within the range of capitalizations of companies comprising Russell Mid-Cap and that WRIICO believes offer above-average growth potential. For this purpose, the Fund considers a company's capitalization at the time the Fund acquires the company's securi ties, and the company need not be listed in Russell Mid-Cap. Companies whose capitalization falls outside the range of Russell Mid-Cap after purchase continue to be considered medium capitalization companies for purpose of the Fund's investment policy. The Fund will, under normal market conditions, invest at least 80% of its net assets in mid cap securities. There is no guarantee, however, that the Fund will achieve its goal.

In addition to common stocks, the Fund may invest in convertible securities, preferred stocks and debt securities of any maturity and mostly of investment grade. The Fund may also invest up to 25% of its total assets in foreign securities.

When WRIICO believes that a temporary defensive position is desirable, the Fund may invest up to all of its assets in debt securities (including commercial paper and short-term securities issued by the U.S. Government or its agencies or instrumentalities), preferred stocks or both. As well, the Fund may choose to invest in companies whose sales and earnings growth are generally stable through a variety of economic conditions. The Fund may also use options and futures contracts for defensive pur poses. By taking a defensive position the Fund may not achieve its investment objective.

Ivy Money Market Fund: The Fund seeks to achieve its goal of maximum current income consistent with stability of principal by investing in a diversified portfolio of high-quality money market instruments in accordance with the requirements of Rule 2a-7 (Rule 2a-7) under the Investment Company Act of 1940, as amended (1940 Act). There is no guarantee, however, that the Fund will achieve its goal.

The Fund invests only in the following U.S. dollar-denominated money market obligations and instruments:

* U.S. government obligations (including obligations of U.S. government agencies and instrumentalities)

* bank obligations and instruments secured by bank obligations, such as letters of credit

* commercial paper

* corporate debt obligations, including variable rate master demand notes

* Canadian government obligations

* certain other obligations (including municipal obligations) guaranteed as to principal and interest by a bank in whose obligations the Fund may invest or a by corporation in whose commercial paper the Fund may invest

The Fund only invests in bank obligations if they are obligations of a bank subject to regulation by the U.S. Government (including foreign branches of these banks) or obligations of a foreign bank having total assets of at least $500 million, and instruments secured by any such obligations.

WRIICO may look at a number of factors in selecting securities for the Fund's portfolio. These include:

* the credit quality of the particular issuer or guarantor of the security

* the maturity of the security

* the relative value of the security

Generally, in determining whether to sell a security, WRIICO uses the same analysis that it uses in buying securities to determine if the security no longer offers adequate return or no longer complies with Rule 2a-7. WRIICO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

Ivy Municipal Bond Fund: The Fund seeks to achieve its goal to provide income that is not subject to Federal income tax by investing primarily in a diversified portfolio of municipal bonds. There is no guarantee, however, that the Fund will achieve its goal.

As used in this Prospectus, municipal bonds mean obligations the interest on which is not includable in gross income for Federal income tax purposes. The Fund and WRIICO rely on the opinion of bond counsel for the issuer in determining whether the interest on such issuer's obligations is excludable from gross income for Federal income tax purposes. The Fund anticipates that not more than 40% of the dividends it will pay to shareholders, annually, will be treated as a tax preference item for AMT purposes.

Municipal bonds are issued by a wide range of state and local governments, agencies and authorities for various purposes. The two main types of municipal bonds are general obligation bonds and revenue bonds. For general obligation bonds, the issuer has pledged its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from specific sources; these may include revenues from a particular project or class of projects, a special tax, lease payme nts, appropriated funds or other revenue source. PABs are revenue bonds issued by or on behalf of public authorities to obtain funds to finance privately operated facilities. The Fund may invest 25% or more of its total assets in PABs, in securities the payment of principal and interest on which is derived from revenue of similar projects, or in municipal bonds of issuers located in the same geographic area. The Fund will not, however, have more than 25% of its total assets in PABs issued for any one indust ry or in any one state. Other municipal obligations include lease obligations of municipal authorities or entities and participations in these obligations and housing bonds that finance pools of single family home mortgages and multi-family project mortgages, as well as student loan bonds that finance pools of student loans.

At least 80% of the Fund's net assets will be invested, during normal market conditions, in municipal bonds of investment grade.

The Fund may invest up to 10% of its total assets in taxable debt securities other than municipal bonds. These must be either:

* U.S. Government securities

* obligations of domestic banks and certain savings and loan associations

* commercial paper rated at least A by S&P or Moody's

* any of the foregoing obligations subject to repurchase agreements

Subject to its policies regarding the amount of Fund assets invested in municipal bonds and taxable debt securities and its other investment limitations, the Fund may invest in other types of securities and use certain other instruments in seeking to achieve the Fund's goal.

When WRIICO believes that a temporary defensive position is desirable, it may take certain steps with respect to the Fund's assets, including any one or more of the following:

* shorten the average maturity of the Fund's investments

* hold taxable obligations, subject to the limitations stated above

* emphasize debt securities of a higher quality than those the Fund would ordinarily hold

* hedge exposure to interest rate risk by investing in futures contracts, options on futures contracts and other similar derivative instruments

By taking a temporary defensive position, the Fund may not achieve its investment objective.

Income from taxable obligations, repurchase agreements and derivative instruments will be subject to Federal income tax. At this time, the Fund has limited exposure to futures contracts and similar derivative instruments. The Fund does, and may in the future, hold a portion of its assets in municipal bonds for which the applicable interest rate formula varies inversely with prevailing interest rates or otherwise may expose the bond to greater sensitivity to interest rate changes.

Ivy Pacific Opportunities Fund: The Fund seeks to achieve its goal of long-term capital growth by investing primarily in equity securities of companies traded mainly on markets in the Pacific region, issued by companies organized under the laws of a Pacific region country or issued by any company with more than half of its business in the Pacific region. Examples of Pacific region countries include China, Hong Kong, Malaysia, Sri Lanka, Australia and India. The Fund u sually invests in at least three different countries, and does not intend to concentrate its investments in any particular industry. The countries in which the Fund invests are selected on the basis of a mix of factors that include long-term economic growth prospects, anticipated inflation levels, and the effect of applicable government policies on local business conditions. The Fund is managed using an approach which focuses on financial ratios such as price/earnings, price/book value, price/cash flow, div idend yield and price/replacement cost. Securities purchased are believed to be attractively valued on one or more of these measures relative to a broad universe of comparable securities.

The Fund may from time to time take a defensive position, and invest without limit in U.S. Government securities, investment-grade debt securities, and cash and cash equivalents such as commercial paper, short term notes and other money market securities. However, by taking a temporary defensive position the Fund may not achieve its investment objectives.

Ivy Science and Technology Fund: The Fund seeks to achieve its goal of long-term capital growth by investing primarily in the equity securities of science and technology companies. Science and technology companies are companies whose products, processes or services, in WRIICO's opinion, are being or are expected to be significantly benefited by the use or commercial application of scientific or technological discoveries. As well, the Fund may invest in companies that utilize science and/or technology to improve their existing business even though the business, itself, is not within the science and technology industries. There is no guarantee, however, that the Fund will achieve its goal. Under normal economic and market conditions, the Fund will invest at least 80% of its net assets in securities of science or technology companies or companies benefited by the application of scientific or technological discoveries.

The Fund may invest in, but is not limited to, areas such as:
* aerospace and defense electronics	* electronics and energy
* biotechnology	* electronic media
* business machines	* genomics
* cable and broadband access	* internet and internet-related services
* communications and electronic equipment	* medical devices and drugs
* computer software and services	* medical and hospital supplies and services
* computer systems	* office equipment and supplies

The Fund primarily owns common stocks; however, it may invest, to a lesser extent, in preferred stocks, debt securities and convertible securities. The Fund may invest a limited amount of its assets in foreign securities.

When WRIICO believes that a temporary defensive position is desirable, the Fund may invest up to all of its assets in U.S. Government securities or other debt securities, mostly of investment grade. The Fund may also invest in options and futures contracts for hedging purposes. By taking a temporary defensive position the Fund may not achieve its investment objective.

Ivy Small Cap Growth Fund: The Fund seeks to achieve its goal of growth of capital by investing primarily in small cap common stocks of companies that are relatively new or unseasoned, companies in their early stages of development, or smaller companies positioned in new or emerging industries where there is an opportunity for rapid growth. The Fund may occasionally invest in securities of larger companies that, in WRIICO's opinion, are being fundamentally changed or revitalized, have a position that is considered strong relative to the market as a whole or otherwise offer unusual opportunities for above average growth.

The Fund considers a company's capitalization at the time the Fund acquires the company's common stock. Common stock of a company whose capitalization exceeds the range of the Lipper, Inc. Small Cap Category after purchase will not be sold solely because of its increased capitalization. The Fund will, under normal market conditions, invest at least 80% of its net assets in small cap stocks. There is no guarantee, however, that the Fund will achieve its goal.

In addition to common stocks, the Fund may also invest in securities convertible into common stocks, preferred stocks and debt securities that are mostly of investment grade. The Fund may invest up to 10% of its total assets in foreign securities.

When WRIICO believes that a temporary defensive position is desirable, the Fund may invest up to all of its assets in debt securities (including commercial paper and short-term U.S. Government securities) and/or preferred stocks. The Fund may also invest in more established companies, those with longer operating histories than many small cap companies. By taking a temporary defensive position, the Fund may not achieve its investment objective.

Ivy Tax-Managed Equity Fund: The Fund seeks to achieve its goal of long-term growth of capital while minimizing taxable gains and income to shareholders by investing primarily in a diversified portfolio of common stocks of U.S. and foreign companies that WRIICO considers to be high in quality and attractive in their long-term investment potential. The Fund seeks stocks that are favorably priced in relation to their fundamental value and will, likely, grow over time.

The Fund attempts to achieve high after-tax returns for its shareholders by balancing investment considerations and tax considerations. The Fund seeks to minimize income distributions and distributions of realized net short-term gains (taxed as ordinary income), as well as distributions of realized net long-term gains. The Fund seeks to achieve returns primarily in the form of price appreciation (not subject to current tax until shares are redeemed). There is no guarantee, however, that the Fun d will achieve its goal.

WRIICO ordinarily uses one or more of the following strategies in its management of the Fund:

* a long-term, low turnover approach to investing

* an emphasis on lower-yielding securities to require distribution of little, if any, taxable income

* an attempt to avoid net realized short-term gains

* in the sale of portfolio securities, selection of the most tax-favored lots

* selective tax-advantaged hedging techniques as an alternative to taxable sales

The Fund will, under normal market conditions, invest at least 80% of its net assets in equity securities, primarily common stocks and securities convertible into common stocks. The Fund emphasizes growth stocks; however, it may also invest in value stocks. As well, the Fund may invest in preferred stocks and debt securities that are mostly of investment grade. The Fund may also invest up to 25% of its total assets in foreign securities.

When WRIICO believes that a temporary defensive position is desirable, the Fund may invest up to all of its assets in debt securities (including commercial paper and short-term U.S. Government securities) and/or preferred stocks. By taking a temporary defensive position, the Fund may not achieve its investment objective.

Notwithstanding the Fund's use of tax-management investment strategies, the Fund may have taxable income and may realize taxable capital gains from time to time. In addition, investors purchasing Fund shares when the Fund has large undistributed realized capital gains could receive a significant part of the purchase price of their shares back as a taxable capital gain distribution. Over time, securities with unrealized gains may comprise a substantial portion of the Fund's assets. As well, stat e or Federal tax laws or regulations may be amended at any time and may include adverse changes to applicable tax rates or capital gain holding periods.

All Funds

Each Fund may also invest in and use certain other types of instruments in seeking to achieve its goal(s). For example, each Fund (other than Ivy Money Market Fund) is permitted to invest in options, futures contracts, asset-backed securities and other derivative instruments if it is permitted to invest in the type of asset by which the return on, or value of, the derivative is measured.

You will find more information about each Fund's permitted investments and strategies, as well as the restrictions that apply to them, in its Statement of Additional Information (SAI).

Risk Considerations of Principal Strategies and Other Investments

Risks exist in any investment. Each Fund is subject to market risk, financial risk and, in some cases, prepayment risk.

* Market risk is the possibility of a change in the price of the security. The prices of common stocks and other equity securities generally fluctuate more than those of other investments. A Fund may lose a substantial part, or even all, of its investment in a company's stock. Growth stocks may experience greater price volatility than value stocks. To the extent a Fund invests in fixed income securities, the price of a fixed income security may be affected by changes in interest rates. Bonds with longer maturities are more interest-rate sensitive. For example, if interest rates increase, the value of a bond with a longer maturity is more likely to decrease. Because of market risk, the share price of each Fund (other than Ivy Money Market Fund) will likely change as well.

* Financial risk is based on the financial situation of the issuer of the security. The financial risk of a Fund may depend, for example, on the earnings performance of the issuer of stock held by the Fund. To the extent a Fund invests in debt securities, the financial risk of the Fund may also depend on the credit quality of the securities and the financial condition of the issuer in which it invests.

* Prepayment risk is the possibility that, during periods of falling interest rates, a debt security with a high stated interest rate will be prepaid before its expected maturity date.

Certain types of each Fund's authorized investments and strategies, such as foreign securities, junk bonds, derivative instruments and precious metals involve special risks. Depending on how much a Fund invests or uses these strategies, these special risks may become significant.

Derivative Investment Techniques: The Funds (other than Ivy Money Market Fund) may, but are not required to, use certain derivative investment techniques to hedge various market risks (such as interest rates, currency exchange rates and broad or specific market movements). Among the derivative techniques the Funds might use are options, futures, forward foreign currency contracts and foreign currency exchange transactions.

Using put and call options could cause a Fund to lose money by forcing the sale or purchase of portfolio securities at inopportune times or for prices higher (in the case of put options) or lower (in the case of call options) than current market values, by limiting the amount of appreciation a Fund can realize on its investments, or by causing a Fund to hold a security it might otherwise sell.

Futures transactions (and related options) involve other types of risks. For example, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Funds could cause losses on the hedging instrument that are greater than gains in the value of the Funds' position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, a Fun d might not be able to close out a transaction before expiration without incurring substantial losses (and it is possible that the transaction cannot even be closed). In addition, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium.

Foreign Currencies: Foreign securities may be denominated in foreign currencies. The value of a Fund's investments, as measured in U.S. dollars, may be affected unfavorably by changes in foreign currency exchange rates and exchange control regulations. Currency conversion can also be costly.

Foreign Currency Exchange Transactions and Forward Foreign Currency Contracts: The Funds (not including Ivy Money Market Fund) may, but are not required to, use foreign currency exchange transactions and forward foreign currency contracts to hedge certain market risks (such as interest rates, currency exchange rates and broad or specific market movement). These investment techniques involve a number of risks, including the possibility of default by the counterparty to the transaction and, to the extent a Fund's judgment as to certain market movements is incorrect, the risk of losses that are greater than if the investment technique had not been used. For example, there may be an imperfect correlation between a Fund's portfolio holdings of securities denominated in a particular currency and the forward contracts entered into by the Fund. An imperfect correlation of this type may prevent the Funds from achieving the intended hedge or expose the Fund to the risk of curr ency exchange loss. These investment techniques also tend to limit any potential gain that might result from an increase in the value of the hedged position.

Foreign Securities: Investing in foreign securities involves a number of economic, financial and political considerations that are not associated with the U.S. markets and that could affect a Fund's performance unfavorably, depending upon prevailing conditions at any given time. For example, the securities markets of many foreign countries may be smaller, less liquid and subject to greater price volatility than those in the U.S. Foreign investing may also involve b rokerage costs and tax considerations that are not usually present in the U.S. markets.

Other factors that can affect the value of a Fund's foreign investments include the comparatively weak supervision and regulation by some foreign governments of securities exchanges, brokers and issuers, and the fact that many foreign companies may not be subject to uniform accounting, auditing and financial reporting standards. It may also be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Settlement of portfolio transactions ma y also be delayed due to local restrictions or communication problems, which can cause a Fund to miss attractive investment opportunities or impair its ability to dispose of securities in a timely fashion (resulting in a loss if the value of the securities subsequently declines).

Growth Stock Risk: Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Low-Rated Debt Securities: In general, low-rated debt securities (commonly referred to as "high yield" or "junk" bonds) offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument. For this reason, these bonds are considered speculative and could significantly weaken a Fund's returns.

Municipal Bonds: For PABs in which Ivy Municipal Bond Fund may invest, credit quality is generally dependent on the credit standing of the company involved. To the extent that this Fund invests in municipal bonds the payment of principal and interest on which is derived from revenue of similar projects, or in municipal bonds of issuers located in the same geographic area, the Fund may be more susceptible to the risks associated with economic, political or regulatory o ccurrences that might adversely affect particular projects or areas. You will find more information in the SAI about the types of projects underlying the municipal bonds in which Ivy Municipal Bond Fund may invest from time to time and a discussion of the risks associated with such projects.

Precious Metals and Other Physical Commodities: Ivy Global Natural Resources Fund can invest in precious metals and other physical commodities. Commodities trading is generally considered speculative because of the significant potential for investment loss. Among the factors that could affect the value of the Fund's investments in commodities are cyclical economic conditions, sudden political events and adverse international monetary policies. Markets for precious met als and other commodities are likely to be volatile and there may be sharp price fluctuations even during periods when prices overall are rising. The Fund may also pay more to store and accurately value its commodity holdings than it does with its other portfolio investments.

Special Emerging Market Concerns: The risks of investing in foreign securities are heightened in countries with new or developing economies. Among these additional risks are the following:

* securities that are even less liquid and more volatile than those in more developed foreign countries;

* less stable governments that are susceptible to sudden adverse actions (such as nationalization of businesses, restrictions on foreign ownership or prohibitions against repatriation of assets);

* increased settlement delays;

* unusually high inflation rates (which in extreme cases can cause the value of a country's assets to erode sharply);

* abrupt changes in exchange rate regime or monetary policy;

* unusually large currency fluctuations and currency conversion costs (see "Foreign Currencies" above)

* high national debt levels (which may impede an issuer's payment of principal and/or interest on external debt)

Value Stock Risk: Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the investment manager's opinion, undervalued. If the investment manager's assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value the investment manager has placed on it.

Because each Fund owns different types of investments, its performance will be affected by a variety of factors. The value of a Fund's investments and the income it generates will vary from day to day, generally reflecting changes in interest rates, market conditions, and other company and economic news. Performance will also depend on the investment manager's skill in selecting investments and, with respect to Ivy Asset Strategy Fund, on WRIICO's skill in allocating assets.

Ivy Asset Strategy Fund, Ivy Cundill Global Value Fund and Ivy International Growth Fund may each actively trade securities in seeking to achieve its goals. Doing so may increase transaction costs (which may reduce performance) and increase distributions paid by the Fund, which would increase your taxable income.

YOUR ACCOUNT

Choosing a Share Class

Each class of shares offered in this prospectus has its own sales charge, if any, and expense structure. The decision as to which class of shares of a Fund is best suited to your needs depends on a number of factors that you should discuss with your financial advisor. Some factors to consider are how much you plan to invest and how long you plan to hold your investment. If you are investing a substantial amount and plan to hold your shares for a long time, Class A shares may be the most appropr iate for you. If you are investing a lesser amount, you may want to consider Class B shares (if investing for at least seven years) or Class C shares (if investing for less than seven years). Class B and Class C shares are not available for investments of $2 million or more. Class Y shares and Advisor Class shares are designed for institutional investors and others investing through certain intermediaries.

Since your objectives may change over time, you may want to consider another class when you buy additional Fund shares. All of your future investments in a Fund will be made in the class you select when you open your account, unless you inform the Fund otherwise, in writing, when you make a future investment.
General Comparison of Class A, Class B and Class C Shares
Class A	Class B	Class C
Initial sales charge	No initial sales charge	No initial sales charge
No deferred sales charge[1]	Deferred sales charge on	A 1% deferred sales charge on
	shares you sell within six	shares you sell within twelve
	years after purchase	months after purchase
Maximum distribution and/or	Maximum distribution and	Maximum distribution and
service (12b-1) fees of 0.25%	service (12b-1) fees of 1.00%	service (12b-1) fees of 1.00%
For an investment of $2 million	Converts to Class A shares	Does not convert to Class A
or more, only Class A shares	8 years after the month in which	shares, so annual expenses
are available	the shares were purchased, thus	do not decrease
reducing future annual expenses
For an investment of $300,000
or more, your financial advisor
typically will recommend
purchase of Class A shares due
to a reduced sales charge and
lower annual expenses

1 A 1% CDSC may apply to purchases of $2 million or more of Class A shares that are redeemed within twelve months of purchase.

General Comparison of Class A, Class B and Class C Shares -- Ivy Money Market Fund
Class A	Class B	Class C
No Initial sales charge	No initial sales charge	No initial sales charge
Funds Plus Service optional	Funds Plus Service typically	Funds Plus Service typically
	required for direct investment	required for direct investment
No deferred sales charge	Deferred sales charge on	A 1% deferred sales charge on
	shares you sell within six	shares you sell within twelve
	years after purchase	months after purchase
No distribution and service	Maximum distribution and	Maximum distribution and
(12b-1) fees	service (12b-1) fees of 1.00%	service (12b-1) fees of 1.00%
For an investment of $2 million	Converts to Class A shares	Does not convert to Class A
or more, only Class A shares	8 years after the month in which	shares, so annual expenses
are available	the shares were purchased, thus	do not decrease
reducing future annual expenses

Each Fund has adopted a Distribution and/or Service Plan (Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (1940 Act) for each of its Class A, Class B,
Class C shares. Under the Class A Plan, a Fund may pay Ivy Funds Distributor, Inc. (IFDI) a fee of up to 0.25%, on an annual basis, of the average daily net assets of the Class A shares. This fee is to reimburse and/or compensate IFDI for, either directly or through third parties, distributing the Fund's Class A shares, providing personal service to Class A shareholders and/or maintaining Class A shareholder accounts. Under the Class B Plan and the Class C Plan, each Fund may pay IFDI, on an annual basis, a service fee of up to 0.25% of the average daily net assets of that class to compensate IFDI for, either directly or through third parties, providing personal service to shareholders of that class and/or maintaining shareholder accounts for that class and a distribution fee of up to 0.75% of the average daily net assets of that class to compensate IFDI for, either directly or through third parties, distributing shares of that class. No payment of the distribution fee will be made, and no deferred sales char ge will be paid, to IFDI by any Fund if, and to the extent that, the aggregate distribution fees paid by the Fund and the deferred sales charges received by IFDI with respect to the Fund's Class B or Class C shares would exceed the maximum amount of such charges that IFDI is permitted to receive under the NASD rules as then in effect.

Each of Ivy Asset Strategy Fund, Ivy Core Equity Fund, Ivy Dividend Income Fund, Ivy High Income Fund, Ivy International Growth Fund, Ivy Large Cap Growth Fund, Ivy Limited-Term Bond Fund, Ivy Mid Cap Growth Fund, Ivy Municipal Bond Fund, Ivy Science and Technology Fund, Ivy Small Cap Growth Fund and Ivy Tax-Managed Equity

Fund has adopted a Plan for its Class Y shares. Under the Class Y Plan for these Funds, each Fund may pay IFDI a fee of up to 0.25%, on an annual basis, of the average daily net assets of the Fund's Class Y shares to compensate IFDI for, either directly or through third parties, distributing the Class Y shares of that Fund, providing service to Class Y shareholders and/or maintaining Class Y shareholder accounts.

Because the fees of a class are paid out of the assets of that class on an ongoing basis, over time such fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Class A shares are subject to an initial sales charge when you buy them (other than Ivy Money Market Fund), based on the amount of your investment, according to the tables below. As noted, Class A shares pay an annual 12b-1 fee of up to 0.25% of average Class A net assets, except Class A shares of Ivy International Fund issued prior to January 1, 1992 are not subject to an ongoing service fee. For this Fund, the annual service fee attributable to the Class A shares of the Fund may equal up to 0.25% of the net assets issued on or after January 1, 1992. The ongoing expenses of this class are lower than those for Class B or Class C shares and typically higher than those for Class Y shares or Advisor Class shares.

All Funds (except Ivy Limited-Term Bond Fund, Ivy Municipal Bond Fund and Ivy Money Market Fund)
Size of Purchase
		Sales Charge	Reallowance
	Sales Charge	as Approximate	to Dealers as
	as Percent of	Percent of	Percent of
	Offering Price	Amount Invested	Offering Price
under $100,000	5.75%	6.10%	5.00%
$100,000 to less than $200,000	4.75	4.99	4.00
$200,000 to less than $300,000	3.50	3.63	2.80
$300,000 to less than $500,000	2.50	2.56	2.00
$500,000 to less than $1,000,000	1.50	1.52	1.20
$1,000,000 to less than $2,000,000	1.00	1.01	0.75
$2,000,000 and over	0.00[1]	0.00[1]	0.50

Ivy Limited-Term Bond Fund and Ivy Municipal Bond Fund
Size of Purchase
		Sales Charge	Reallowance
	Sales Charge	as Approximate	to Dealers as
	as Percent of	Percent of	Percent of
	Offering Price	Amount Invested	Offering Price
Under $100,000	4.25%	4.44%	3.60%
$100,000 to less than $300,000	3.25	3.36	2.75
$300,000 to less than $500,000	2.50	2.56	2.00
$500,000 to less than $1,000,000	1.50	1.52	1.20
$1,000,000 to less than $2,000,000	1.00	1.01	0.75
$2,000,000 and over	0.00[1]	0.00[1]	0.50

1 No sales charge is payable at the time of purchase on investments of $2 million or more, although for such investments the Fund may impose a CDSC of 1.00% on certain redemptions made within twelve months of the purchase. The CDSC is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price.

IFDI or its affiliates may pay additional compensation from its own resources to securities dealers based upon the value of shares of a Fund owned by the dealer for its own account or for its customers, including compensation for shares of the Funds purchased by customers of such dealers without payment of a sales charge.

Sales Charge Reductions and Waivers

Lower sales charges are available by:

* Combining additional purchases of Class A shares of any of the funds in the Ivy Family of Funds and Waddell & Reed InvestEd Portfolios, Inc. except Class A shares of Ivy Money Market Fund unless acquired by exchange for Class A shares on which a sales charge was paid (or as a dividend or distribution on such acquired shares), with the net asset value (NAV) of Class A shares already held (Rights of Accumulation)2

* Grouping all purchases of Class A shares of the funds referenced above, except shares of Ivy Money Market Fund, made during a thirteen-month period (Letter of Intent)2

* Grouping purchases by certain related persons2

Additional information and applicable forms are available from your financial advisor.

2 Clients of Waddell & Reed, Inc. may also combine purchases of Class A shares of any of the funds in the Waddell & Reed Advisors Family of Funds, except Class A shares of Waddell & Reed Advisors Cash Management, Inc.

Sales Charge Waivers for Certain Investors

Class A shares may be purchased at NAV by:

* Shareholders investing through certain investment advisors and financial planners who charge a management, consulting or other fee for their services

* The Trustees and officers of the Ivy Fund, the Directors and officers of Ivy Funds, Inc. or of any affiliated entity of WRIICO, employees of IFDI and its affiliates, financial advisors of Waddell & Reed and its affiliates and the spouse, children, parents, children's spouses and spouse's parents of each, including purchases into certain retirement plans and certain trusts for these individuals

* New Shareholders, if the purchase is made with the proceeds of the redemption of shares of a mutual fund which is not within the Waddell & Reed Advisors Family of Funds or Ivy Family of Funds and the purchase is made within sixty (60) days of such redemption

* Participants in a 401(k) plan or a 457 plan having 100 or more eligible employees that are participants, and the shares are held in individual plan participant accounts on the Fund's records

* The Merrill Lynch Daily K Plan (the "Plan"), provided the Plan has at least $3 million in assets or over 500 or more eligible employees. Class B shares of the Funds are made available to Plan participants at NAV without a CDSC if the Plan has less than $3 million in assets or fewer than 500 eligible employees. For further information see "Group Systematic Investment Program" in the SAI.

* Friends of the Firm which include certain persons who have an existing relationship with IFDI or any of its affiliates

You will find more information in the Fund's SAI about sales charge reductions and waivers.

Contingent Deferred Sales Charge. A CDSC may be assessed against your redemption amount of Class B, Class C or certain Class A shares and paid to IFDI, as further described below. The purpose of the CDSC is to compensate IFDI for the costs incurred by it in connection with the sale of the Fund's Class B or Class C shares or certain Class A shares. The CDSC will not be imposed on shares representing payment of dividends or other distributions and will be assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no CDSC will be imposed on increases in net asset value above the initial purchase price. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.

To keep your CDSC as low as possible, each time you place a request to redeem shares, the Fund assumes that a redemption is made first of shares not subject to a CDSC (including shares which represent reinvested dividends and distributions), and then of shares that represent the lowest sales charge.

Unless instructed otherwise, a Fund, when requested to redeem a specific dollar amount, will redeem additional shares of the applicable class that are equal in value to the CDSC. For example, should you request a $1,000 redemption and the applicable CDSC is $27, the Fund will redeem shares having an aggregate NAV of $1,027, absent different instructions. The shares redeemed for payment of the CDSC are not subject to a CDSC.

Class B shares are not subject to an initial sales charge when you buy them. However, you may pay a CDSC if you sell your Class B shares within six years of their purchase, based on the table below. As noted above, Class B shares pay an annual 12b-1 service fee of up to 0.25% of average net assets and a distribution fee of up to 0.75% of average net assets. Over time, these fees will increase the cost of your investment and may cost you more than if you had purchased Class A shares. Class B shares, and any dividends and distributions paid on such shares, automatically convert to Class A shares eight years after the end of the month in which the shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion from Class B shares to Class A shares is not considered a taxable event for Federal income tax purposes.

The Fund will redeem your Class B shares at their NAV next calculated after receipt of a written request for redemption in good order, subject to the CDSC identified below.
CDSC on Shares Sold Within Year	As % of Amount Subject to Charge
1	5.0%
2	4.0%
3	3.0%
4	3.0%
5	2.0%
6	1.0%
7+	0.0%

In the table, a year is a 12-month period. In applying the CDSC, all purchases are considered to have been made on the first day of the month in which the purchase was made.

For example, if a shareholder opens an account on July 14, 2003, then redeems all Class B shares on July 12, 2004, the shareholder will pay a CDSC of 4%, the rate applicable to redemptions made within the second year of purchase.

Class C shares are not subject to an initial sales charge when you buy them, but if you sell your Class C shares within twelve months after purchase, you will pay a 1% CDSC, which will be applied to the lesser of amount invested or redemption value of the shares redeemed. For purposes of the CDSC, purchases of Class C shares within a month will be considered as being purchased on the first day of the month. As noted above, Class C shares pay an annual 12b-1 service fe e of up to 0.25% of average net assets and an annual distribution fee of up to 0.75% of average net assets. Over time, these fees will increase the cost of your investment and may cost you more than if you had purchased Class A shares. Class C shares do not convert to any other class; therefore, if you anticipate holding the shares for seven years or longer, Class C shares may not be appropriate.

The CDSC will not apply in the following circumstances:

* redemptions of shares requested within one year of the shareholder's death or disability, provided the Fund is notified of the death or disability at the time of the request and furnished proof of such event satisfactory to IFDI

* redemptions of shares made to satisfy required minimum distributions after age 70 1/2 from a qualified retirement plan, a required minimum distribution from an individual retirement account, Keogh plan or custodial account under section 403(b)(7) of the Internal Revenue Code of 1986, as amended (Code), a tax-free return of an excess contribution, or that otherwise results from the death or disability of the employee, as well as in connection with redempt ions by any tax-exempt employee benefit plan for which, as a result of a subsequent law or legislation, the continuation of its investment would be improper

* redemptions of shares purchased by current or retired Trustees or Directors of the Funds, Directors of affiliated companies, current or retired officers of the Funds, employees of IFDI and its affiliates, financial advisors of Waddell & Reed and its affiliates, and by the members of the immediate families of such persons

* redemptions of shares made pursuant to a shareholder's participation in any systematic withdrawal service adopted for a Fund (The service and this exclusion from the CDSC do not apply to a one-time withdrawal)

* redemptions the proceeds of which are reinvested within forty-five (45) days in shares of the same class of the Fund as that redeemed

* for Class C shares, redemptions made by shareholders that have purchased shares of the Fund through certain group plans that have selling agreements with IFDI and that are administered by a third party and/or for which brokers not affiliated with IFDI provide administrative or recordkeeping services

* the exercise of certain exchange privileges

* redemptions effected pursuant to the Fund's right to liquidate a shareholder's account if the aggregate NAV of the shares is less than $500, or less than $250 for Ivy Money Market Fund

* redemptions effected by another registered investment company by virtue of a merger or other reorganization with a Fund or redemptions by a former shareholder of such investment company of shares of the Fund acquired pursuant to such reorganization

These exceptions may be modified or eliminated by a Fund at any time without prior notice to shareholders, except with respect to redemptions effected pursuant to the Fund's right to liquidate a shareholder's shares, which requires certain notice.

Class Y shares are not subject to a sales charge. Class Y shares pay an annual 12b-1 distribution and/or service fee of up to 0.25% of average net assets.1

Class Y shares are only available for purchase by:

* participants of employee benefit plans established under section 403(b) or section 457, or qualified under section 401 of the Code, including 401(k) plans, when the plan has 100 or more eligible employees that are participants and holds the shares in an omnibus account on the Fund's records, and an unaffiliated third party provides administrative, distribution and/or other support services to the plan

* banks, trust institutions, investment fund administrators and other third parties investing for their own accounts or for the accounts of their customers where such investments for customer accounts are held in an omnibus account on the Fund's records, and to which entity an unaffiliated third party provides administrative, distribution and/or other support services

* government entities or authorities and corporations whose investment within the first twelve months after initial investment is $10 million or more and to which entity an unaffiliated third party provides certain administrative, distribution and/or other support services

* certain retirement plans and trusts for employees of Waddell & Reed and its affiliates

Advisor Class shares are not subject to a sales charge or annual 12b-1 fees.1

Advisor Class shares are offered only to the following investors:

* trustees or other fiduciaries purchasing shares for employee benefit plans that are sponsored by organizations that have at least 1,000 employees

* any account with assets of at least $10,000 if (a) a financial planner, trust company, bank trust department or registered investment adviser has investment discretion, and where the investor pays such person as compensation for his advice and other services an annual fee of at least 0.50% on the assets in the account, or (b) such account is established under a "wrap fee" program and the account holder pays the sponsor of the program an annual fee of at least 0.50% on the assets in the account

* officers and Board members of the Ivy Fund (and their relatives)

* directors or employees of Waddell & Reed Financial, Inc. or its affiliates

* directors, officers, partners, registered representatives, employees and retired employees (and their relatives) of dealers having a sales agreement with IFDI (or trustees or custodians of any qualified retirement plan or IRA established for the benefit of any such person.)

1Ivy Cundill Global Value Fund, Ivy European Opportunities Fund, Ivy Global Natural Resources Fund, Ivy International Fund, Ivy International Value Fund and Ivy Pacific Opportunities Fund do not currently offer Class Y shares. Advisor Class shares are offered only by this group of Funds.

Ways to Set Up Your Account

The different ways to set up (register) your account are listed below.

Individual or Joint Tenants

For your general investment needs

Individual accounts are owned by one person. Joint accounts have two or more owners (tenants).

Business or Organization

For investment needs of corporations, associations, partnerships, institutions or other groups

Retirement and other Tax-Advantaged Savings Plans

To shelter your savings from income taxes

Retirement and other tax-advantaged savings plans allow individuals to shelter investment income and capital gains from current income taxes. In addition, contributions to these accounts (other than Roth IRAs and Coverdell Education Savings Accounts) may be tax-deductible.

* Individual Retirement Accounts (IRAs) allow certain individuals under age 70 1/2, with earned income, to invest up to the Annual Dollar Limit per year. For the 2002 through 2004 calendar years, the Annual Dollar Limit is $3,000. For individuals who have attained age 50 by the last day of the calendar year for which a contribution is made, the Annual Dollar Limit also allows a catch-up contribution. The maximum annual catch-up contribution is $500 for the 2002 through 2005 calendar years. An individual's maximum IRA contribution for a taxable year is reduced by the amount of any contributions that individual makes to a Roth IRA for that year. The maximum annual contribution for an individual and his or her spouse is two times the Annual Dollar Limit or, if less, the couple's combined earned income for the tax year.

* IRA Rollovers retain special tax advantages for certain distributions from employer-sponsored retirement plans.

* Roth IRAs allow certain individuals to make nondeductible contributions up to the Annual Dollar Limit per year (as identified above). The maximum annual contribution for an individual and his or her spouse is two times the Annual Dollar Limit or, if less, the couple's combined earned income for the taxable year. Withdrawals of earnings may be tax-free if the account is at least five years old and certain other requirements are met.

* Coverdell Education Savings Accounts (formerly, Education IRAs) are established for the benefit of a minor, with nondeductible contributions up to $2000 per taxable year, and permit tax-free withdrawals to pay the qualified education expenses of the beneficiary.

* Simplified Employee Pension Plans (SEP-IRAs) provide small business owners or those with self-employed income (and their eligible employees) with many of the same advantages and contribution limits as a profit sharing plan but with fewer administrative requirements.

* Savings Incentive Match Plans for Employees (SIMPLE Plans) can be established by small employers to contribute to, and allow their employees to contribute a portion of their wages on a pre-tax basis to, retirement accounts. This plan-type generally involves fewer administrative requirements than 401(k) or other qualified plans.

* Keogh Plans allow self-employed individuals to make tax-deductible contributions for themselves of up to 100% of their adjusted annual earned income, with a maximum of $40,000.

* Pension and Profit-Sharing Plans, including 401(k) Plans, allow corporations and nongovernmental tax-exempt organizations of all sizes and/or their employees to contribute a percentage of the employees' wages or other amounts on a tax-deferred basis. These accounts need to be established by the administrator or trustee of the plan.

* 403(b) Custodial Accounts are available to employees of public school systems, churches and certain types of charitable organizations.

* 457 Accounts allow employees of state and local governments and certain charitable organizations to contribute a portion of their compensation on a tax-deferred basis.

Gifts or Transfers to a Minor

To invest for a child's education or other future needs

These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $11,000 a year per child free of Federal transfer tax consequences. Depending on state laws, you can set up a custodial account under the Uniform Transfers to Minors Act (UTMA) or the Uniform Gifts to Minors Act (UGMA).

Trust

For money being invested by a trust

The trust must be established before an account can be opened, or you may use a trust form made available by IFDI. Contact your financial advisor for the form.

Buying Shares

You may buy shares of each of the Funds through IFDI and through third parties that have entered into selling arrangements with IFDI. To open your account you must complete and sign an application. Your financial advisor can help you with any questions you might have.

By mail: To purchase any class of shares by check, make your check payable to Ivy Funds Distributor, Inc. Mail the check, along with your completed application, to:

Ivy Funds Distributor, Inc.

P. O. Box 29217

Shawnee Mission, Kansas

66201-9217

By wire: To purchase shares of the Fund by wire, you must first obtain an account number by calling 800-777-6472, then mail a completed application to IFDI at the above address, or fax it to 800-532-2749. Instruct your bank to wire the amount you wish to invest, along with the account number and registration, to UMB Bank, n.a., ABA Number 101000695, DDA Number 98-0000-797-8.

The price to buy a share of a Fund, called the offering price, is calculated every business day.

The offering price of a share (the price to buy one share of a particular class) is the next NAV calculated per share of that class plus, for Class A shares, the applicable sales charge.

In the calculation of a Fund's NAV:

* The securities in the Fund's portfolio that are listed or traded on an exchange are valued primarily using market prices.

* Bonds are generally valued according to prices quoted by an independent pricing service.

* Short-term debt securities are valued at amortized cost, which approximates market value.

* Other investment assets for which market prices are unavailable are valued at their fair value by or at the direction of a Fund's Board of Directors or Board of Trustees.

Each Fund is open for business every day the New York Stock Exchange (NYSE) is open. The Funds normally calculate their NAVs as of the close of business of the NYSE, normally 4 p.m. Eastern time, except that an option or futures contract held by a Fund may be priced at the close of the regular session of any other securities exchange on which that instrument is traded.

As noted, some of the Funds may invest in securities listed on foreign exchanges which may trade on Saturdays or on U.S. national business holidays when the NYSE is closed. Consequently, the NAV of Fund shares may be significantly affected on days when a Fund does not price its shares and when you are not able to purchase or redeem a Fund's shares. Similarly, if an event materially affecting the value of foreign investments or foreign currency exchange rates occurs prior to the close of busines s of the NYSE but after the time their values are otherwise determined, such investments or exchange rates may be valued at their fair value as determined in good faith by or under the direction of each Fund's Board of Trustees or Board of Directors.

When you place an order to buy shares, your order will be processed at the next offering price calculated after your order is received and accepted. Note the following:

* All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. Neither cash nor post-dated checks will be accepted.

* If you buy shares by check, and then sell those shares by any method other than by exchange to another fund in the Ivy Family of Funds, the payment may be delayed for up to ten (10) days from the date of purchase to ensure that your previous investment has cleared.

* If you purchase shares of a Fund from certain broker-dealers, banks or other authorized third parties, the Fund will be deemed to have received your purchase order when that third party (or its designee) has received your order. Your order will receive the offering price next calculated after the order has been received in proper form by the authorized third party (or its designee). You should consult that firm to determine the time by which it must rece ive your order for you to purchase shares of a Fund at that day's price.

* Dealers that perform account transactions for their clients by participating in NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions, and are responsible to their clients who are shareholders of the Fund if the dealer performs any transaction erroneously or improperly.

When you sign your account application, you will be asked to certify that your Social Security number or other taxpayer number is correct and whether you are subject to backup withholding for failing to report income to the Internal Revenue Service.

IFDI reserves the right to reject any purchase orders, including purchases by exchange, and it and the Funds reserve the right to discontinue offering Fund shares for purchase.
Minimum Investments
For Class A, Class B and Class C:
To Open an Account	$500 (per Fund)
For certain exchanges	$100 (per Fund)
For certain retirement accounts and accounts
opened with Automatic Investment Service	$50 (per Fund)
For certain retirement accounts and accounts
opened through payroll deductions	$25 (per Fund)
To Add to an Account	Any amount
For certain exchanges	$100 (per Fund)
For Automatic Investment Service	$25 (per Fund)
For Class Y:
To Open an Account
For a government entity or authority	$10 million
or for a corporation	(within first twelve months)
For other eligible investors	Any amount
To Add to an Account	Any amount
For Advisor Class:
To Open an Account	$10,000
To Add to an Account	$250

Adding to Your Account

Subject to the minimums described above, you can make additional investments of any amount at any time.

By mail: Make your check payable to Ivy Funds Distributor, Inc. Mail the check to IFDI, along with the detachable form that accompanies the confirmation of a prior purchase or your year-to-date statement, or a letter stating your account number, the account registration, the Fund and the class of shares that you wish to purchase.

By wire: Instruct your bank to wire the amount you wish to invest, along with the account number and registration, to UMB Bank, n.a., ABA Number 101000695, DDA Number 98-0000-797-8.

By Automatic Investment Method: You can authorize to have funds electronically drawn each month from your bank account through Electronic Funds Transfer ("EFT") and invested as a purchase of shares into your Fund account. Complete the appropriate sections of the Account Application.

If you purchase shares of the Fund from certain broker-dealers, banks or other authorized third parties, additional purchases may be made through those firms.

Selling Shares

You can arrange to take money out of your Fund account at any time by selling (redeeming) some or all of your shares.

The redemption price (price to sell one share of a particular class of the Fund) is the NAV per share of that Fund class, subject to any applicable CDSC.

By mail: Complete an Account Service Request form, available from your financial advisor, or write a letter of instruction with:

* the name on the account registration

* the Fund's name

* the account number

* the dollar amount or number, and the class, of shares to be redeemed

* any other applicable requirements listed in the table on page 109

Deliver the form or your letter to:

Ivy Client Services

c/o Waddell & Reed Services Company

P. O. Box 29217

Shawnee Mission, Kansas

66201-9217

Unless otherwise instructed, a check will be sent to the address on the account. For your protection, the address of record must not have been changed within 30 days prior to your redemption request.

By telephone: If you have elected this method in your application or by subsequent authorization, call 800-777-6472, or fax your request to 800-532-2749, and give your instructions to redeem your shares (redemption must be equal to or greater than $1,000.00) and make payment by wire to your predesignated bank account or by check to you at the address on the account. For your protection, banking wire information must be established on your account for a minimum of 30 days before a wire redemption will be processed. Requests by telephone can only be accepted for amounts up to $50,000.

By Internet: You need to have selected the Internet option on your Account Application. Once your request for this option has been processed (which may take up to 10 days), you may place your redemption order at www.ivyfunds.com. For your protection, your redemption proceeds will be mailed to your address of record, which may not have been changed within 30 days prior to your redemption request.

To sell Class A shares of Ivy Money Market Fund by check: If you have elected this method in your application or by subsequent authorization, the Fund will provide you with forms or checks drawn on UMB Bank, n.a. You may make these checks payable to the order of an payee in any amount of $250 or more.

When you place an order to sell shares, your shares will be sold at the next NAV calculated, subject to any applicable CDSC, after receipt of a written request for redemption in good order by Ivy Client Services (on behalf of Waddell & Reed Services Company) at the address listed above. Note the following:

* If more than one person owns the shares, each owner must sign the written request.

* If you recently purchased the shares by check, the Fund may delay payment of redemption proceeds. You may arrange for the bank upon which the purchase check was drawn to provide telephone or written assurance, satisfactory to the Fund, that the check has cleared and been honored. If you do not, payment of the redemption proceeds on these shares will be delayed until the earlier of ten (10) days from the date of purchase or the date the Fund can verify that yo ur purchase check has cleared and been honored.

* Redemptions may be suspended or payment dates postponed on days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted or as permitted by the Securities and Exchange Commission.

* Payment is normally made in cash, although under extraordinary conditions redemptions may be made in portfolio securities when the Fund's Board of Directors determines that conditions exist making cash payments undesirable. A Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder.

* If you purchased shares of a Fund from certain broker-dealers, banks or other authorized third parties, you may sell those shares through those firms, some of which may charge you a fee and may have additional requirements to sell Fund shares. The Fund will be deemed to have received your order to sell shares when that firm (or its designee) has received your order. Your order will receive the NAV of the redeemed Class, subject to any applicable CDSC, next ca lculated after the order has been received in proper form by the authorized firm (or its designee). You should consult that firm to determine the time by which it must receive your order for you to sell shares at that day's price.

* Dealers that perform account transactions for their clients by participating in NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions, and are responsible to their clients who are shareholders of the Fund if the dealer performs any transaction erroneously or improperly.

Special Requirements for Selling Shares
Account Type	Special Requirements
Individual or Joint Tenant	The written instructions must be signed by all persons required to sign for transactions, exactly as their names appear on the account.
Sole Proprietorship	The written instructions must be signed by the individual owner of the business.
UGMA, UTMA	The custodian must sign the written instructions indicating capacity as custodian.
Retirement Account	The written instructions must be signed by a properly authorized person.
Trust	The trustee must sign the written instructions indicating capacity as trustee. If the trustee's name is not in the account registration, provide a currently certified copy of the trust document.
Business or Organization	At least one person authorized by corporate resolution to act on the account must sign the written instructions.
Conservator, Guardian	The written instructions must be signed by the person properly
or Other Fiduciary	authorized by court order to act in the particular fiduciary capacity.

A Fund may require a signature guarantee in certain situations such as:

* a redemption request made by a corporation, partnership or fiduciary

* a redemption request made by someone other than the owner of record

* the check is made payable to someone other than the owner of record

This requirement is to protect you and the Funds from fraud. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public.

Each Fund reserves the right to redeem at NAV all of your Fund shares in your account if the aggregate NAV of those shares is less than $500, or less than $250 for Ivy Money Market Fund. The Fund will give you notice and sixty (60) days to purchase a sufficient number of additional shares to bring the aggregate NAV of your shares in that Fund to $500. These redemptions will not be subject to a CDSC. The Fund will not apply its redemption right to individual retirement plan accounts or to accounts which have an aggregate NAV of less than $500 due to market forces.

You may reinvest, without charge, all or part of the amount of Class A shares of a Fund you redeemed by sending to the Fund the amount you want to reinvest. The reinvested amounts must be received by the Fund within forty-five (45) days after the date of your redemption. You may do this only once with Class A shares of a Fund.

The CDSC will not apply to the proceeds of Class A (as applicable), Class B or Class C shares of a Fund which are redeemed and then reinvested in shares of the same class of the Fund within forty-five (45) days after such redemption. IFDI will, with your reinvestment, restore an amount equal to the CDSC attributable to the amount reinvested by adding the CDSC amount to your reinvestment. For purposes of determining a future CDSC, the reinvestment will be treated as a new investment. You may do this only once as to Class B shares of a Fund and once as to Class C shares of a Fund. This privilege may be eliminated or modified at any time without prior notice to shareholders.

Payments of principal and interest on loans made pursuant to a 401(a) qualified plan (if such loans are permitted by the plan) may be reinvested, without payment of a sales charge, in Class A shares of any of the Funds in which the plan may invest.

Telephone Transactions

The Funds and their agents will not be liable for following instructions communicated by telephone that they reasonably believe to be genuine. Waddell & Reed Services Company (WRSCO), the Funds' transfer agent, will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If WRSCO fails to do so, WRSCO may be liable for losses due to unauthorized or fraudulent instructions. Current procedures relating to instructions communicated by telephone include tape recording instructions, requiring personal identification and providing written confirmations of transactions effected pursuant to such instructions.

Shareholder Services

We provide a variety of services to help you manage your account.

Personal Service

Your local financial advisor is available to provide personal service. Additionally, a toll-free call, 800-777-6472, connects you to a Client Services Representative or our automated customer telephone service. During normal business hours, our Client Services staff is available to answer your questions or update your account records. At almost any time of the day or night, you may access your account information from a touch-tone phone, or from our web site, www.ivyfunds.co m, to:

* obtain information about your accounts

* obtain price information about other funds in the Ivy Family of Funds

* obtain a Fund's current prospectus

* request duplicate statements

* transact certain account activity, including exchange privileges and redemption of shares

Reports

Statements and reports sent to you include the following:

* confirmation statements (after every purchase, other than those purchases made through Automatic Investment Service, and after every exchange, transfer or redemption)

* year-to-date statements (quarterly)

* annual and semiannual reports to shareholders (every six months)

To avoid sending duplicate copies of materials to households and thereby reduce expenses, only one copy of the most recent prospectus, annual and semiannual reports of the Funds may be mailed to Shareholders having the same last name and address in the Fund's records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expense. You may call the telephone number listed for Client Services if you need additional copies.

Exchanges

Except as otherwise noted, you may sell your shares and buy shares of the same Class of another Fund in the Ivy Family of Funds without the payment of an additional sales charge if you exchange Class A shares or without payment of a CDSC when you exchange Class B or Class C shares. For Class B and Class C shares, or Class A shares to which the CDSC would otherwise apply, the time period for the CDSC will continue to run. You may sell your Advisor Class or Class Y shares of any of the Funds and buy either Advisor Class or Class Y shares of another Fund or Class A shares of Ivy Money Market Fund.

You may exchange any Class A shares of Ivy Limited-Term Bond and Ivy Municipal Bond Funds that you have held for at least six months and any Class A shares of these Funds acquired as payment of a dividend or distribution for Class A shares of any other Fund in the Ivy Family of Funds. You may exchange Class A shares of Ivy Limited-Term Bond and

Ivy Municipal Bond Funds that you have held for less than six months only for Class A shares of Ivy Limited-Term Bond, Ivy Municipal Bond and Ivy Money Market Funds.

You may exchange only into Funds that are legally permitted for sale in your state of residence. Currently, each fund within the Ivy Family of Funds may only be sold within the United States and the Commonwealth of Puerto Rico, except that Ivy Cundill Global Value Fund, Ivy Global Natural Resources Fund, Ivy Pacific Opportunities Fund and the Advisor Class shares of Ivy International Fund are not eligible for sale in the Commonwealth of Puerto Rico. Note that exchanges out of a Fund may have ta x consequences for you. Before exchanging into a Fund, read its prospectus.

How to Exchange

By mail: Send your written exchange request to Ivy Client Services at the address on page 108 of this Prospectus.

By telephone: Call IFDI at 800-777-6472 to authorize an exchange transaction. To process your exchange order by telephone, you must have telephone exchange privileges on your account. IFDI employs reasonable procedures that require personal identification prior to acting on exchange instructions communicated by telephone to confirm that such instructions are genuine. In the absence of such procedures, the Fund or IFDI may be liable for any losses due to unauthorized o r fraudulent telephone instructions.

By Internet: You will be allowed to exchange by Internet if (1) you can provide proper identification information; and (2) you have established the Internet trading option.

Important Exchange Information

* You must exchange into the same share class you currently own (except that you may exchange Class Y shares or Advisor Class shares of any of the Funds for Class A shares of Ivy Money Market Fund).

* Exchanges are considered taxable events and may result in a capital gain or a capital loss for tax purposes.

* It is the policy of the Funds to discourage the use of the exchange privilege for the purpose of timing short term market fluctuations. The Funds may therefore limit the frequency of exchanges by a shareholder, charge a redemption fee or cancel a shareholder's exchange privilege if at any time it appears that such market-timing strategies are being used.

Automatic Transactions for Class A, Class B and Class C Shareholders

Regular Investment Plans allow you to transfer money into your Fund account, or between Fund accounts, automatically. While Regular Investment Plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses and other long-term financial goals.

Systematic Withdrawal Plan lets you set up ongoing monthly, quarterly, semiannual or annual redemptions from your account.

Certain restrictions and fees imposed by the plan custodian may also apply for retirement accounts. Speak with your financial advisor for more information.
Regular Investment Plans
Automatic Investment Service
To move money from your bank account to an existing Fund account
Minimum Amount	Minimum Frequency
$25 (per Fund)	Monthly
Funds Plus Service
To move money from Ivy Money Market Fund to a Fund whether in the same or a different account but in the same class
Minimum Amount	Minimum Frequency
$100 (per Fund)	Monthly

Distributions and Taxes

Distributions

Each Fund distributes substantially all of its net investment income and net capital gains to its shareholders each year.

Usually, a Fund distributes net investment income at the following times: Ivy Core Equity Fund, Ivy Cundill Global Value Fund, Ivy European Opportunities Fund, Ivy Global Natural Resources Fund, Ivy International Fund, Ivy International Growth Fund, Ivy International Value Fund, Ivy Large Cap Growth Fund, Ivy Mid Cap Growth Fund, Ivy Pacific Opportunities Fund, Ivy Science and Technology Fund, Ivy Small Cap Growth Fund and Ivy Tax-Managed Equity Fund, annually in December; and Ivy Asset Strategy Fund and Ivy Dividend Income Fund, quarterly in March, June, September and December. Ivy High Income Fund, Ivy Limited-Term Bond Fund, Ivy Money Market Fund and Ivy Municipal Bond Fund declare dividends from net investment income daily and pay them monthly. Net capital gains (and any net gains from foreign currency transactions) ordinarily are distributed by each Fund in December. Ordinarily, dividends are paid on shares starting on the day after they are issued and through the day they are redeemed.

Distribution Options. When you open an account, you may specify on your application how you want to receive your distributions. Each Fund offers two options:

1. Share Payment Option. Your dividends, capital gains and other distributions with respect to a class will be automatically paid in additional shares of the same class of the Fund. If you do not indicate a choice on your application, you will be assigned this option.

2. Cash Option. You will be sent a check for your dividends, capital gains and other distributions if the total distribution is equal to or greater than five dollars. If the distribution is less than five dollars, it will be automatically paid in additional shares of the same class of the Fund.

For retirement accounts, all distributions are automatically paid in additional shares.

Taxes

As with any investment, you should consider how your investment in a Fund will be taxed. If your account is not a retirement account or other tax-advantaged savings plan (or you are not otherwise exempt from income tax), you should be aware of the following tax implications:

Taxes on distributions. You may be subject to tax as a result of income generated at the Fund level, to the extent the Fund makes actual or deemed distributions of such income to you. Dividends from the Fund's investment company taxable income (which includes net short-term capital gains and net gains from certain foreign currency transactions), if any, generally are taxable to you as ordinary income whether received in cash or paid in additional Fund shares, unless s uch dividends are "qualified dividend income" eligible for the reduced rate of tax on long-term capital gains, as described below. Distributions of the Fund's net capital gains (the excess of net long-term capital gains over net short-term capital loss), when designated as such, are taxable to you as long-term capital gains, whether received in cash or paid in additional Fund shares and regardless of the length of time you have owned your shares. For Federal income tax purposes, long-term capital gains gene rally are taxed at a maximum rate of 15% for noncorporate shareholders. As a result of changes made by the Jobs and Growth Tax Relief Reconciliation Act of 2003, "qualified dividend income" received by noncorporate shareholders is taxed as net capital gain. The portion of the dividends that the Fund pays which is attributable to qualified dividend income received by the Fund will qualify for such treatment in the hands of noncorporate shareholders of the Fund.

Each Fund notifies you after each calendar year-end as to the amounts of dividends and other distributions paid (or deemed paid) to you for that year.

Distributions by Ivy Municipal Bond Fund that are designated by it as exempt-interest dividends generally may be excluded by you from your gross income. A portion of the exempt-interest dividends paid by Ivy Municipal Bond Fund is expected to be attributable to interest on certain bonds that must be treated, by you, as a tax preference item for purposes of calculating your liability, if any, for the AMT; the Fund anticipates such portion will not be more than 40% of the dividends it will pay, a nnually, to its shareholders. Ivy Municipal Bond Fund will provide you with information concerning the amount of distributions that is a tax preference item after the end of each calendar year. Shareholders who may be subject to the AMT should consult with their tax advisers concerning investment in the Fund.

Entities or other persons who are substantial users (or persons related to substantial users) of facilities financed by PABs should consult their tax advisers before purchasing Ivy Municipal Bond Fund shares because, for users of certain of these facilities, the interest on those bonds is not exempt from Federal income tax. For these purposes, the term substantial user is defined generally to include a non-exempt person who regularly uses, in trade or business, a part of a facility financed fr om the proceeds of PABs.

A portion of the dividends paid by a Fund, whether received in cash or paid in additional Fund shares, may be eligible for the dividends received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by a Fund from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends received deduction are subject indirectly to the Federal alternative minimum tax.

None of the dividends paid by Ivy Limited-Term Bond Fund, Ivy Municipal Bond Fund or Ivy Money Market Fund are expected to be eligible for this deduction.

Taxes on transactions. Your redemption of Fund shares will result in a taxable gain or loss to you, depending on whether the redemption proceeds are more or less than what you paid for the redeemed shares (which normally includes any sales charge paid).

An exchange of Fund shares for shares of any other fund in the Ivy Family of Funds generally will have similar tax consequences. However, special rules apply when you dispose of a Fund's Class A shares through a redemption or exchange within ninety (90) days after your purchase and then reacquire Class A shares of that Fund or acquire Class A shares of another fund in the Ivy Family of Funds without paying a sales charge due to the forty-five (45) day reinvestment privilege or exchange privileg e. See Your Account -- Selling Shares. In these cases, any gain on the disposition of the original Class A Fund shares will be increased, or loss decreased, by the amount of the sales charge you paid when those shares were acquired, and that amount will increase the adjusted basis of the shares subsequently acquired. In addition, if you purchase shares of a Fund within thirty (30) days before or after redeeming other shares of the Fund (regardless of class) at a loss, part or all of that loss will no t be deductible and will increase the basis of the newly purchased shares.

Withholding. Each Fund must withhold a portion of all dividends and capital gains distributions and redemption proceeds payable to individuals and certain other noncorporate shareholders who do not furnish the Fund with a correct taxpayer identification number. Withholding at that rate is also required from dividends and capital gains distributions payable to shareholders who are otherwise subject to backup withholding.

State and local income taxes. The portion of the dividends a Fund pays that is attributable to interest earned on U.S. Government securities generally is not subject to state and local income taxes, although distributions by any Fund to its shareholders of net realized gains on the sale of those securities are fully subject to those taxes. You should consult your tax adviser to determine the taxability in your state and locality of dividends and other distributions by the Funds.

The foregoing is only a summary of some of the important Federal income tax considerations generally affecting each Fund and its shareholders; you will find more information in the SAI. There may be other Federal, state or local tax considerations applicable to a particular investor. You are urged to consult your own tax adviser.

THE MANAGEMENT OF THE FUNDS

Portfolio Management

The Funds, other than Ivy Global Natural Resources Fund, are managed by WRIICO, subject to the authority of the Board of Trustees of Ivy Fund and the Board of Directors of Ivy Funds, Inc. WRIICO provides investment advice to each of the Funds in Ivy Funds, Inc. and supervises each such Fund's investments. WRIICO provides business management services to each of the Funds in Ivy Fund and investment advisory services to all of the Funds in Ivy Fund other than Ivy Global Natural Resources Fund. WRI ICO has served as investment manager to Ivy Fund since December 31, 2002,1 and to Ivy Funds, Inc. since June 30, 2003. WRIICO is located at 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217. Prior to June 30, 2003, Waddell & Reed Investment Management Company (WRIMCO) served as the investment manager for each of the Funds in the Ivy Funds, Inc. On June 30, 2003, WRIMCO assigned the Investment Management Agreement with Ivy Funds, Inc. (formerly W&R Funds, Inc.) to WRIIC O.

Cundill, an SEC-registered investment adviser located at Suite A1, 1470 East Valley Road, P.O. Box 50133, Montecito, California, 93150-0133, serves as subadvisor to Ivy Cundill Global Value Fund under an agreement with WRIICO. Cundill began operations in 1984, and as of December 31, 2002 (along with its affiliates) had approximately $1.8 billion in assets under management. For its services, Cundill receives a fee from WRIICO that is equal, on an annual basis, to 0.50% of Ivy Cundill Global Valu e Fund's average net assets.

Under an agreement between WRIICO and Henderson Global Investors (North America) Inc. ("HGINA"), HGINA serves as subadvisor to Ivy European Opportunities Fund. WRIICO pays HGINA for its services a fee payable monthly at an annual rate of 0.45% of the first $100,000,000 of net assets and 0.40% thereafter of the portion of the Fund's average daily net assets managed by HGINA. Henderson Investment Management Ltd. ("Henderson"), 4 Broadgate Avenue, London, England EC2M 2DA, under a subadvisory agre ement with HGINA, serves as subadvisor to the Fund. For the period from January 1, 2002 to December 16, 2002 WRIICO paid Henderson for its services a fee that was equal on an annual basis to 0.22% of each Fund's average daily net assets. Henderson is an indirect, wholly owned subsidiary of AMP Limited, an Australian life insurance and financial services company located in New South Wales, Australia.

Mackenzie Financial Corporation ("MFC"), 150 Bloor Street West, Suite 400, Toronto, Ontario, Canada M5S 3B5, serves as the investment adviser to Ivy Global Natural Resources Fund and is responsible for selecting Ivy Global Natural Resources Funds' portfolio investments. MFC has been an investment counsel and mutual fund manager in Toronto for more than 34 years, and as of December 31, 2002 had over $21.8 billion in assets under management. For its services, MFC receives a fee from the Fund that is equal, on an annual basis, to 0.50% of the Fund's average net assets.

Ivy Asset Strategy Fund: Michael L. Avery is primarily responsible for the management of the equity portion of the Ivy Asset Strategy Fund. Mr. Avery has held his Fund responsibilities since January 1997. He is Senior Vice President of WRIICO and WRIMCO, Vice President of the Fund and Vice President of other investment companies for which WRIMCO serves as investment manager. From March 1995 to March 1998, Mr. Avery was Vice President of, and Director of Research for, Waddell & Reed Asset Management Company, a former affiliate of WRIMCO. Mr. Avery has served as the portfolio manager for investment companies managed by WRIMCO since February 1994, has served as the Director of Research for WRIMCO and its predecessor since August 1987, and has been an employee of such since June 1981. He holds a BS degree in Business Administration from the University of Missouri, and an MBA with emphasis on finance from Saint Louis University.

Daniel J. Vrabac is primarily responsible for the management of the fixed-income portion of the Asset Strategy Fund. Mr. Vrabac has held his Fund responsibilities since January 1997. He is Senior Vice President of WRIICO and WRIMCO, Vice President of the Fund and Vice President of other investment companies for which WRIMCO serves as investment manager. From May 1994 to March 1998, Mr. Vrabac was Vice President of, and a portfolio manager for, Waddell & Reed Asset Management Company. Mr. Vr abac has been an employee of WRIMCO since May 1994. He earned a BA degree in economics from Duquesne University, and holds an MBA with emphasis in Investments and Finance from Indiana University.

Ivy Core Equity Fund: James D. Wineland is primarily responsible for the management of the Ivy Core Equity Fund. Mr. Wineland has held his Fund responsibilities since July 1997. He is Senior Vice President of WRIICO and WRIMCO, Vice President of the Fund and Vice President of other investment companies for which WRIMCO serves as investment manager. From March 1995 to March 1998 Mr. Wineland was Vice President of, and a portfolio manager for, Waddell & Reed Asset M anagement Company. Mr. Wineland has served as the portfolio manager for investment companies managed by WRIMCO and its predecessor since January 1988 and has been an employee of such since November 1984. He graduated from the United States Military Academy at West Point, and earned an MBA at the University of Kansas. Mr. Wineland is a Chartered Financial Analyst.

Ivy Dividend Income Fund: David P. Ginther is primarily responsible for the management of the Ivy Dividend Income Fund. He has held his Fund responsibilities since the inception of the Fund. He is Senior Vice President of WRIICO, Vice President of WRIMCO and portfolio manager for another investment company for which WRIMCO serves as investment manager, and has been an employee of WRIMCO since 1995. Mr. Ginther holds a BS degree in accounting from Kansas State Universi ty, and has earned the designation of Certified Public Accountant.

Ivy High Income Fund: Louise D. Rieke is primarily responsible for the management of the Ivy High Income Fund. Ms. Rieke has held her Fund responsibilities since July 1997. She is Senior Vice President of WRIICO and WRIMCO, Vice President of the Fund and Vice President of other investment companies for which WRIMCO serves as investment manager. From November 1985 to March 1998, Ms. Rieke was Vice President of, and a portfolio manager for, Waddell & Reed Asset Mana gement Company, a former affiliate of WRIMCO. Ms. Rieke has served as the portfolio manager for investment companies managed by WRIMCO and its predecessor since July 1986 and has been an employee of such since May 1971. She received a BS degree in Accounting from Kansas State University, and holds an MBA from the University of Missouri at Kansas City. Ms. Rieke has earned the designation of Certified Public Accountant, and is a Chartered Financial Analyst.

Ivy Cundill Global Value Fund: The Fund is managed by investment professionals who are supported by a team of research analysts who are responsible for providing information on regional and country-specific economic and political developments and monitoring individual companies.

F. Peter Cundill, founder and majority shareholder has over 32 years of value-investing experience and has managed MFC's Cundill Value Fund since 1975. He is a Chartered Financial Analyst, a Chartered Accountant and holds a Bachelor of Commerce degree from McGill University, Montreal.

Hiok Hhu Ng, Portfolio Manager, assists in the management of the Fund. Mr. Ng holds a degree in finance from the University of British Columbia and is a Chartered Financial Analyst. He has been with Cundill since receiving his degree in 1998.

Ivy European Opportunities Fund: Stephen Peak, Executive Director of Henderson and head of Henderson's European equities team, is primarily responsible for is the management of the Ivy European Opportunities Fund. Formerly a director and portfolio manager with Touche Remnant & Co., Mr. Peak has 28 years of investment experience. He joined Henderson in 1986.

Ivy Global Natural Resources Fund: Frederick Sturm, a Senior Vice President of MFC, is primarily responsible for the management of the Ivy Global Natural Resources Fund. He has managed the Fund since its inception. Mr. Sturm joined MFC in 1983. He is a Chartered Financial Analyst and holds a graduate degree in commerce and finance from the University of Toronto.

Ivy International Fund, Ivy International Growth Fund, Ivy International Value Fund and Ivy Pacific Opportunities Fund: Thomas A. Mengel is primarily responsible for the management of the Ivy International Fund, Ivy International Growth Fund, Ivy International Value Fund and Ivy Pacific Opportunities Fund. Mr. Mengel has held his Fund responsibilities for Ivy International Growth Fund since May 1996, and for each of Ivy International Fund, Ivy International Value Fund and Ivy Pacific Opportunities Fund since December 2002. Mr. Mengel is Senior Vice President of WRIICO and WRIMCO, Vice President of the Fund and Vice President of other investment companies for which WRIMCO serves as investment manager. He is a graduate of the University of Berlin with a degree in Business, Finance and Economics.

Ivy Large Cap Growth Fund: Daniel P. Becker is primarily responsible for the management of the Ivy Large Cap Growth Fund. Mr. Becker has held his Fund responsibilities since the inception of the Fund. He is Senior Vice President of WRIICO and WRIMCO, Vice President of the Fund and Vice President of other investment companies for which WRIMCO serves as investment manager. From January 1995 to March 1998, Mr. Becker was Vice President of, and a portfolio manager for, Wa ddell & Reed Asset Management Company. Mr. Becker has been an employee of WRIMCO and its predecessor since October 1989, initially serving as an investment analyst, and has served as a portfolio manager for WRIMCO since January 1997. He earned a BS degree in Mathematical Economics from the University of Wisconsin, and holds an MS degree with an emphasis in Finance, Investments and Banking from the University of Wisconsin Graduate School of Business. Mr. Becker is a Chartered Financial Analyst.

Ivy Limited-Term Bond Fund: W. Patrick Sterner is primarily responsible for the management of the Ivy Limited-Term Bond Fund. Mr. Sterner has held his Fund responsibilities since September 1992. He is Senior Vice President of WRIICO and WRIMCO, Vice President of the Fund and Vice President of other investment companies for which WRIMCO serves as investment manager. From August 1992 to March 1998, Mr. Sterner was Vice President of, and a portfolio manager for, Waddell & Reed Asset Management Company. He has been an employee of WRIMCO since August 1992. Mr. Sterner earned a degree in Business Administration from the University of Kansas, and is a Chartered Financial Analyst.

Ivy Mid Cap Growth Fund: Kimberly A. Scott is primarily responsible for the management of the Ivy Mid Cap Growth Fund. Ms. Scott has held her Fund responsibilities since February 2001. She is Senior Vice President of WRIICO, Vice President of WRIMCO, Vice President of the Fund and Vice President of another investment company managed by WRIMCO. Ms. Scott served as an investment analyst with WRIMCO from April 1999 to February 2001. From 1994 to 1999, she was an equity a nalyst for Bartlett & Company. Ms. Scott earned a BS in microbiology from the University of Kansas, and holds an MBA from the University of Cincinnati. She is a Chartered Financial Analyst.

Ivy Money Market Fund: Mira Stevovich is primarily responsible for the management of the Ivy Money Market Fund. Ms. Stevovich has held her Fund responsibilities since the inception of the Fund. She is Senior Vice President of WRIICO, Vice President of WRIMCO, Vice President and Assistant Treasurer of the Fund and Vice President and Assistant Treasurer of other investment companies for which WRIMCO serves as investment manager. Ms. Stevovich has served as the Portfolio Manager for investment companies managed by WRIMCO since May 1998 and has been an employee of WRIMCO and its predecessor since March 1987. Ms. Stevovich earned a BA degree from Colorado Womens College. She holds an MA degree in Soviet and East European Studies and an MBA degree from the University of Kansas. Ms. Stevovich is a Chartered Financial Analyst.

Ivy Municipal Bond Fund: Bryan J. Bailey is primarily responsible for the management of the Ivy Municipal Bond Fund. Mr. Bailey has held his Fund responsibilities since June 2000. He is Senior Vice President of WRIICO, Vice President of WRIMCO, Vice President of the Fund and Vice President of another investment company for which WRIMCO serves as investment manager. Mr. Bailey had served as the Assistant Portfolio Manager for investment companies managed by WRIMCO sinc e January 1999 and has been an employee of WRIMCO since July 1993. Mr. Bailey earned a BS degree in business from Indiana University, and an MBA in financial management/statistics from the University of Chicago Graduate School of Business. He is a Chartered Financial Analyst.

Ivy Science and Technology Fund: Zachary H. Shafran is primarily responsible for the management of the Ivy Science and Technology Fund. Mr. Shafran has held his responsibilities since February 2001. He is Senior Vice President of WRIICO and WRIMCO, Vice President of the Fund and Vice President of other investment companies for which WRIMCO serves as investment manager. Mr. Shafran served as an investment analyst with WRIMCO and its predecessor from June 1990 to Januar y 1996 and has served as a portfolio manager since January 1996. Mr. Shafran earned a BSBA degree in Business and an MBA with an emphasis in Finance from the University of Missouri at Kansas City.

Ivy Small Cap Growth Fund: Grant P. Sarris is primarily responsible for the management of the Ivy Small Cap Growth Fund. Mr. Sarris has held his Fund responsibilities since May 1998. He is Senior Vice President of WRIICO and WRIMCO, Vice President of the Fund and Vice President of other investment companies for which WRIMCO serves as investment manager. Mr. Sarris had served as an investment analyst with WRIMCO from October 1991 until January 1996 and had served as As sistant Portfolio Manager of Small Cap Growth Fund from January 1996 until May 1998. Mr. Sarris graduated from the University of Wisconsin with a BA degree in Japanese Language and Literature. He earned an MBA with an emphasis in Finance from the University of Minnesota, and is a Chartered Financial Analyst.

Ivy Tax-Managed Equity Fund: Barry M. Ogden is primarily responsible for the management of the Ivy Tax-Managed Equity Fund. Mr. Ogden has held his Fund responsibilities since January 2002. He is Senior Vice President of WRIICO, Vice President of WRIMCO, Vice President of the Fund and Vice President of another investment company for which WRIMCO serves as investment manager. Mr. Ogden has served as Assistant Portfolio Manager for investment companies managed by WRIMCO since January 1999 and has been an employee of WRIMCO since July 1994. He graduated from the University of Kansas with a BS degree in accounting, and has earned the designation of Certified Public Accountant. Mr. Ogden is a Chartered Financial Analyst.

Other members of WRIICO's investment management department provide input on market outlook, economic conditions, investment research and other considerations relating to a Fund's investments.

Management Fee

Like all mutual funds, the Funds pay fees related to their daily operations. Expenses paid out of each Fund's assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.

Each Fund pays a management fee to WRIICO (except that Ivy Global Natural Resources Fund pays a management fee to MFC) for providing investment advice and supervising its investments. Each Fund also pays other expenses, which are explained in the SAI.

The management fee is payable by a Fund at the annual rates of:

* Ivy Money Market Fund: 0.40% of net assets

* Ivy Limited-Term Bond Fund: 0.50% of net assets up to $500 million, 0.45% of net assets over $500 million and up to $1 billion, 0.40% of net assets over $1 billion and up to $1.5 billion, and 0.35% of net assets over $1.5 billion

* Ivy Municipal Bond Fund: 0.525% of net assets up to $500 million, 0.50% of net assets over $500 million and up to $1 billion, 0.45% of net assets over $1 billion and up to $1.5 billion, and 0.40% of net assets over $1.5 billion

* Ivy High Income Fund: 0.625% of net assets up to $500 million, 0.60% of net assets over $500 million and up to $1 billion, 0.55% of net assets over $1 billion and up to $1.5 billion, and 0.50% of net assets over $1.5 billion

* Ivy Tax-Managed Equity Fund: 0.65% of net assets up to $1 billion, 0.60% of net assets over $1 billion and up to $2 billion, 0.55% of net assets over $2 billion and up to $3 billion, and 0.50% of net assets over $3 billion

* Ivy Asset Strategy Fund, Ivy Core Equity Fund, Ivy Dividend Income Fund, Ivy Large Cap Growth Fund: 0.70% of net assets up to $1 billion, 0.65% of net assets over $1 billion and up to $2 billion, 0.60% of net assets over $2 billion and up to $3 billion, and 0.55% of net assets over $3 billion.

* Ivy International Growth Fund, Ivy Mid Cap Growth Fund, Ivy Science and Technology Fund, Ivy Small Cap Growth Fund: 0.85% of net assets up to $1 billion, 0.83% of net assets over $1 billion and up to $2 billion, 0.80% of net assets over $2 billion and up to $3 billion, and 0.76% of net assets over $3 billion

* Ivy European Opportunities Fund: 1.00% of net assets up to $250 million; 0.85% of net assets over $250 million and up to $500 million, and 0.75% of net assets over $500 million

* Ivy International Fund: 1.00% of net assets up to $2 billion, 0.90% of net assets over $2 billion and up to $2.5 billion, 0.80% of net assets over $2.5 billion and up to $3 billion, and 0.70% of net assets over $3 billion

* Ivy Cundill Global Value Fund, Ivy Global Natural Resources Fund, Ivy International Value Fund, Ivy Pacific Opportunities Fund: 1.00% of net assets

Management fees for the following Funds as a percent of the Fund's net assets for its fiscal year ended March 31, 2003 were:
		Management Fee
Fund	Management Fees Paid[1]	without Voluntary Waiver[1]
Ivy Asset Strategy Fund	0.70%	na
Ivy Core Equity Fund	0.70%	na
Ivy High Income Fund	0.00%	0.63%
Ivy International Growth Fund	0.85%	na
Ivy Large Cap Growth Fund	0.57%	0.70%
Ivy Limited-Term Bond Fund	0.50%	na
Ivy Mid Cap Growth Fund	0.00%	0.85%
Ivy Money Market Fund	0.00%	0.40%
Ivy Municipal Bond Fund	0.53%	na
Ivy Science and Technology Fund	0.85%	na
Ivy Small Cap Growth Fund	0.85%	na
Ivy Tax-Managed Equity Fund	0.00%	0.65%

1 WRIICO has voluntarily agreed to waive its management fee for any day that a Fund's net assets are less than $25 million, subject to WRIICO's right to change or modify this waiver.

Management fees for the following Funds as a percent of the Fund's net assets for its fiscal year ended December 31, 2002 were:
Fund	Management Fees Paid
Ivy Cundill Global Value Fund	1.00%
Ivy European Opportunities Fund	1.00%
Ivy Global Natural Resources Fund	1.00%
Ivy International Fund	1.00%
Ivy International Value Fund	1.00%
Ivy Pacific Opportunities Fund	1.00%

1 Until December 31, 2002, Ivy Management, Inc. (IMI) provided business management services to the Ivy Funds and investment advisory services to the Ivy Funds. On December 31,2002, IMI, an indirect wholly owned subsidiary of Waddell & Reed Financial,Inc. (Waddell & Reed) and a wholly owned subsidiary of Ivy Acquisition Corporation (IAC), merged with and into IAC, a wholly owned subsidiary of Waddell & Reed. Upon effectiveness of the merger, IAC changed its name to Wa ddell and Reed Ivy Investment Company (WRIICO), and WRIICO assumed all of IMI's duties with respect to the Ivy Funds.

FINANCIAL HIGHLIGHTS

The following information is to help you understand the financial performance of each of the classes of each Fund for the fiscal periods shown. Certain information reflects financial results for a single Fund share. Total return shows how much your investment would have increased (or decreased) during each period, assuming reinvestment of all dividends and distributions.

The information for the Funds in the Ivy Funds, Inc. has been audited by Deloitte & Touche LLP, whose independent auditors' report, along with each Fund's financial statements for the fiscal year ended March 31, 2003, is included in the Funds' Annual Report to Shareholders, which is incorporated by reference into its Statement of Additional information. The annual report contains additional performance information and will be made available upon request and without charge.

The Financial Highlights for the fiscal year ended December 31, 2002, for the Funds in Ivy Fund have been audited by Deloitte & Touche LLP, independent auditors, whose report thereon appears in the Ivy Fund's Annual Report to Shareholders, which is incorporated by reference into its Statement of Additional information. The annual report contains additional performance information and will be made available upon request and without charge. The Financial Highlights for the fiscal years e nded on or before December 31, 2001 for the Funds in Ivy Fund, have been audited by other independent auditors whose report thereon is incorporated by reference into the Statement of Additional information.

IVY ASSET STRATEGY FUND

(formerly, W&R Asset Strategy Fund)

	Selected Per-Share Data
		Increase (Decrease) From Investment Operations			Less Distributions
For the Period From	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total From Investment Operations	Dividends From Net Investment Income	Distributions From Realized Gains	Total Distributions	Net Asset Value End of Period

Class A
4-1-02 to 3-31-03	$11.33	$0.16	$(0.16)	$0.00	$(0.15)	$(0.00)	$(0.15)	$11.18
4-1-01 to 3-31-02	11.98	0.25	(0.40)	(0.15)	(0.30)	(0.20)	(0.50)	11.33
7-10-00[a] to 3-31-01	15.22	0.15	(0.60)	(0.45)	(0.13)	(2.66)	(2.79)	11.98
Class B
4-1-02 to 3-31-03	$11.32	$0.05	$(0.15)	$(0.10)	$(0.05)	$(0.00)	$(0.05)	$11.17
4-1-01 to 3-31-02	11.97	0.17	(0.41)	(0.24)	(0.21)	(0.20)	(0.41)	11.32
7-3-00[a] to 3-31-01	15.21	0.07	(0.60)	(0.53)	(0.05)	(2.66)	(2.71)	11.97
Class Ce
4-1-02 to 3-31-03	$11.32	$0.05	$(0.14)	$(0.09)	$(0.06)	$(0.00)	$(0.06)	$11.17
4-1-01 to 3-31-02	11.97	0.19	(0.43)	(0.24)	(0.21)	(0.20)	(0.41)	11.32
4-1-00 to 3-31-01	15.21	0.11	(0.62)	(0.51)	(0.07)	(2.66)	(2.73)	11.97
4-1-99 to 3-31-00	11.20	0.03	4.33	4.36	(0.05)	(0.30)	(0.35)	15.21
4-1-98 to 3-31-99	11.42	0.15	0.05	0.20	(0.16)	(0.26)	(0.42)	11.20
Class Y
4-1-02 to 3-31-03	$11.33	$0.11	$(0.10)	$0.01	$(0.16)	$(0.00)	$(0.16)	$11.18
4-1-01 to 3-31-02	11.98	0.28	(0.42)	(0.14)	(0.31)	(0.20)	(0.51)	11.33
4-1-00 to 3-31-01	15.26	0.24	(0.63)	(0.39)	(0.23)	(2.66)	(2.89)	11.98
4-1-99 to 3-31-00	11.21	0.15	4.33	4.48	(0.13)	(0.30)	(0.43)	15.26
4-1-98 to 3-31-99	11.43	0.26	0.05	0.31	(0.27)	(0.26)	(0.53)	11.21

(a) Commencement of operations of the class.

(b) Total return calculated without taking into account the sales load deducted on an initial purchase.

(c) Annualized.

(d) For the fiscal year ended March 31, 2001.

(e) The financial data shown for a Class C share are based on the financial data for a share of the fund's prior Class B.
On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on October 4, 1999.

(f) Not shown due to rounding.

		Ratios and Supplemental Data
For the Period From	Total Return	Net Assets End of Period (in Millions)	Ratio of Expenses to to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Class A
4-1-02 to 3-31-03	0.00%[b]	$9	1.40%	1.23%	109.38%
4-1-01 to 3-31-02	-1.25[b]	4	1.45	2.28	143.38
7-10-00[a] to 3-31-01	-3.77[b]	2	1.26[c]	2.26[c]	214.77[d]
Class B
4-1-02 to 3-31-03	-0.92%	$3	2.35%	0.31%	109.38%
4-1-01 to 3-31-02	-2.03	3	2.25	1.50	143.38
7-3-00[a] to 3-31-01	-4.35	2	2.15[c]	1.37[c]	214.77[d]
Class Ce
4-1-02 to 3-31-03	-0.79%	$51	2.20%	0.46%	109.38%
4-1-01 to 3-31-02	-1.98	47	2.20	1.59	143.38
4-1-00 to 3-31-01	-4.22	54	2.15	0.86	214.77
4-1-99 to 3-31-00	39.60	52	2.24	0.24	204.12
4-1-98 to 3-31-99	1.79	30	2.32	1.38	168.17
Class Y
4-1-02 to 3-31-03	0.08%	$1	1.32%	1.34%	109.38%
4-1-01 to 3-31-02	-1.14	1	1.33	2.44	143.38
4-1-00 to 3-31-01	-3.39	1	1.32	1.71	214.77
4-1-99 to 3-31-00	40.85	1	1.33	1.14	204.12
4-1-98 to 3-31-99	2.75	--[f]	1.45	2.25	168.17

IVY CORE EQUITY FUND

(formerly, W&R Core Equity Funda)

	Selected Per-Share Data
		Increase (Decrease) From Investment Operations			Less Distributions
For the Period From	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total From Investment Operations	Dividends From Net Investment Income	Distributions From Realized Gains	Total Distributions	Net Asset Value End of Period
Class A
4-1-02 to 3-31-03	$ 8.89	$(0.08)	$(2.18)	$(2.26)	$(0.00)	$(0.00)	$(0.00)	$6.63
4-1-01 to 3-31-02	9.51	(0.20)	(0.11)	(0.31)	(0.00)	(0.31)	(0.31)	8.89
7-3-00[b] to 3-31-01	13.89	(0.00)	(2.00)	(2.00)	(0.00)	(2.38)	(2.38)	9.51
Class B
4-1-02 to 3-31-03	$ 8.74	$(0.06)	$(2.23)	$(2.29)	$(0.00)	$(0.00)	$(0.00)	$6.45
4-1-01 to 3-31-02	9.44	(0.14)	(0.25)	(0.39)	(0.00)	(0.31)	(0.31)	8.74
7-11-00[b] to 3-31-01	14.10	(0.05)	(2.23)	(2.28)	(0.00)	(2.38)	(2.38)	9.44
Class Cf,g
4-1-02 to 3-31-03	$ 8.76	$(0.04)	$(2.24)	$(2.28)	$(0.00)	$(0.00)	$(0.00)	$ 6.48
4-1-01 to 3-31-02	9.45	(0.08)	(0.30)	(0.38)	(0.00)	(0.31)	(0.31)	8.76
4-1-00 to 3-31-01	13.76	(0.11)	(1.82)	(1.93)	(0.00)	(2.38)	(2.38)	9.45
4-1-99 to 3-31-00	11.52	(0.01)	2.71	2.70	(0.03)	(0.43)	(0.46)	13.76
4-1-98 to 3-31-99	12.24	0.03	0.82	0.85	(0.01)	(1.56)	(1.57)	11.52
Class Yf
4-1-02 to 3-31-03	$9.19	$0.04	$(2.37)	$(2.33)	$(0.00)	$(0.00)	$(0.00)	$6.86
4-1-01 to 3-31-02	9.82	(0.11)	(0.21)	(0.32)	(0.00)	(0.31)	(0.31)	9.19
4-1-00 to 3-31-01	14.08	(0.04)	(1.84)	(1.88)	(0.00)	(2.38)	(2.38)	9.82
4-1-99 to 3-31-00	11.78	0.06	2.80	2.86	(0.13)	(0.43)	(0.56)	14.08
4-1-98 to 3-31-99	12.46	0.12	0.84	0.96	(0.08)	(1.56)	(1.64)	11.78

(a) Core Equity Fund (formerly Total Return Fund) changed its name effective October 2, 2000.

(b) Commencement of operations of the class.

(c) Total return calculated without taking into account the sales load deducted on an initial purchase.

(d) Annualized.

(e) For the fiscal year ended March 31, 2001.

(f) Per share amounts have been adjusted retroactively to reflect the 100% stock dividend effected June 26, 1998.

(g) The financial data shown for a Class C share are based on the financial data for a share of the fund's prior Class B.
On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on October 4, 1999. Per share amounts have been adjusted retroactively to reflect the 100% stock dividend effected June 26, 1998.

		Ratios and Supplemental Data
For the Period From	Total Return	Net Assets End of Period (in Millions)	Ratio of Expenses to to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Class A
4-1-02 to 3-31-03	-25.42%[c]	$13	1.31%	0.28%	39.13%
4-1-01 to 3-31-02	-3.18[c]	9	1.26	-0.11	22.36
7-3-00[b] to 3-31-01	-16.72[c]	4	1.18[d]	-0.11[d]	39.02[e]
Class B
4-1-02 to 3-31-03	-26.20%	$5	2.36%	-0.76%	39.13%
4-1-01 to 3-31-02	-4.06	6	2.18	-1.04	22.36
7-11-00[b] to 3-31-01	-18.50	5	2.11[d]	-1.02[d]	39.02[e]
Class Cf,g
4-1-02 to 3-31-03	-26.03%	$200	2.18%	-0.58%	39.13%
4-1-01 to 3-31-02	-3.94	356	2.05	-0.91	22.36
4-1-00 to 3-31-01	-16.40	440	1.97	-0.93	39.02
4-1-99 to 3-31-00	23.98	585	1.98	-0.12	75.64
4-1-98 to 3-31-99	7.47	508	1.93	0.30	54.73
Class Yf
4-1-02 to 3-31-03	-25.35%	$2	1.20%	0.40%	39.13%
4-1-01 to 3-31-02	-3.18	4	1.17	-0.03	22.36
4-1-00 to 3-31-01	-15.62	2	1.15	-0.11	39.02
4-1-99 to 3-31-00	24.96	2	1.16	0.67	75.64
4-1-98 to 3-31-99	8.37	1	1.15	1.10	54.73

IVY CUNDILL GLOBAL VALUE FUND

		Selected Per-Share Data
		Increase (Decrease) From Investment Operations			Less Distributions
For the Period From	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total From Investment Operations	Dividends From Net Investment Income	Distributions From Realized Gains	Total Distributions	Net Asset Value End of Period
Class A
1-1-02 to 12-31-02	$ 9.64	$0.00[b]	$(1.17)	$(1.17)	$(0.00)	$(0.08)	$(0.08)	$8.39
9-4-01[a] to 12-31-01	10.15	0.01	(0.23)	(0.22)	(0.02)	(0.27)	(0.29)	9.64
Class B
1-1-02 to 12-31-02	$9.61	$(0.05)[b]	$(1.16)	$(1.21)	$(0.00)	$(0.08)	$(0.08)	$8.32
9-26-01[a] to 12-31-01	9.26	0.01	0.62	0.63	(0.02)	(0.26)	(0.28)	9.61
Class C
1-1-02 to 12-31-02	$9.57	$(0.07)[b]	$(1.16)	$(1.23)	$(0.00)	$(0.08)	$(0.08)	$8.26
10-19-01[a] to 12-31-01	9.44	0.01	0.40	0.41	(0.02)	(0.26)	(0.28)	9.57
Advisor Class
1-1-02 to 12-31-02	$ 9.55	$0.04[b]	$(1.17)	$(1.13)	$(0.00)	$(0.08)	$(0.08)	$8.34
1-1-01 to 12-31-01	10.07	0.03	(0.25)	(0.22)	(0.02)	(0.28)	(0.30)	9.55
4-19-00[a] to 12-31-00	10.00	0.05	0.41	0.46	(0.19)	(0.20)	(0.39)	10.07

(a) Commencement of operations of the class.

(b) Based on average shares outstanding.

(c) Total return calculated without taking into account the sales load deducted on an initial purchase.

(d) Not shown due to rounding.

(e) Annualized.

				Ratios and Supplemental Data
For the Period From	Total Return	Net Assets End of Period (in Millions)	Ratio of Expenses to Average Net Assets with Reimbursement	Ratio of Expenses to Average Net Assets without Reimbursement	Ratio of Net Investment Income (Loss) to Average Net Assets with Reimbursement	Ratio of Net Investment Income (Loss) to to Average Net Assets without Reimbursement	Portfolio Turnover Rate
Class A
1-1-02 to 12-31-02	-12.17%[c]	$ 1	2.28%	4.97%	0.02%	-2.67%	122%
9-4-01[a] to 12-31-01	-2.07[c]	--[d]	4.47[e]	31.77[e]	0.94[e]	-26.36[e]	57
Class B
1-1-02 to 12-31-02	-12.62%	$2	2.84%	5.53%	-0.54%	-3.23%	122%
9-26-01[a] to 12-31-01	6.91	1	6.04[e]	39.53[e]	0.60[e]	-32.89[e]	57
Class C
1-1-02 to 12-31-02	-12.88%	$--[d]	3.10%	5.79%	-0.80%	-3.49%	122%
10-19-01[a] to 12-31-01	4.44	--[d]	7.71[e]	51.61[e]	0.99[e]	-42.91[e]	57
Advisor Class
1-1-02 to 12-31-02	-11.86%	$2	1.83%	4.52%	0.47%	-2.22%	122%
1-1-01 to 12-31-01	-2.13	1	1.40	10.30	0.37	-8.53	57
4-19-00[a] to 12-31-00	4.66	1	1.95[e]	19.15[e]	0.70[e]	-16.50[e]	53

IVY EUROPEAN OPPORTUNITIES FUND

		Selected Per-Share Data
		Increase (Decrease) From Investment Operations			Less Distributions
For the Period From	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total From Investment Operations	Dividends From Net Investment Income	Distributions From Realized Gains	Total Distributions	Net Asset Value End of Period
Class A
1-1-02 to 12-31-02	$13.65	$ 0.01[b]	$(0.46)[c]	$ (0.45)	$(0.00)	$(0.00)	$(0.00)	$13.20
1-1-01 to 12-31-01	17.25	(0.08)	(3.49)[c]	(3.57)	(0.00)	(0.03)	(0.03)	13.65
1-1-00 to 12-31-00	17.13	(0.07)	0.82	0.75	(0.00)	(0.63)	(0.63)	17.25
5-4-99[a] to 12-31-99	10.01	0.00	16.35	16.35	(0.01)	(9.22)	(9.23)	17.13
Class B
1-1-02 to 12-31-02	$13.54	$(0.10)[b]	$ (0.51)	$ (0.61)	$(0.00)	$(0.00)	$(0.00)	$12.93
1-1-01 to 12-31-01	17.26	(0.20)	(3.49)	(3.69)	(0.00)	(0.03)	(0.03)	13.54
1-1-00 to 12-31-00	17.13	(0.18)	0.83	0.65	(0.00)	(0.52)	(0.52)	17.26
5-24-99[a] to 12-31-99	10.21	(0.01)	16.15	16.14	(0.00)	(9.22)	(9.22)	17.13
Class C
1-1-02 to 12-31-02	$13.59	$(0.10)[b]	$(0.51)	$(0.61)	$(0.00)	$(0.00)	$(0.00)	$12.98
1-1-01 to 12-31-01	17.32	(0.22)	(3.48)	(3.70)	(0.00)	(0.03)	(0.03)	13.59
1-1-00 to 12-31-00	17.13	(0.22)	0.88	0.66	(0.00)	(0.47)	(0.47)	17.32
10-24-99[a] to 12-31-99	11.57	(0.01)	6.00	5.99	(0.01)	(0.42)	(0.43)	17.13
Advisor Class
1-1-02 to 12-31-02	$13.80	$0.06[b]	$(0.52)	$(0.46)	$(0.00)	$(0.00)	$(0.00)	$13.34
1-1-01 to 12-31-01	17.39	(0.02)	(3.54)	(3.56)	(0.00)	(0.03)	(0.03)	13.80
1-1-00 to 12-31-00	17.23	(0.02)	0.85	0.83	(0.00)	(0.67)	(0.67)	17.39
5-3-99[a] to 12-31-99	10.01	0.00	16.46	16.46	(0.02)	(9.22)	(9.24)	17.23

(a) Commencement of operations of the class.

(b) Based on average shares outstanding.

(c) Includes redemption fees added to paid-in capital.

(d) Total return calculated without taking into account the sales load deducted on an initial purchase.

(e) Annualized.

		Ratios and Supplemental Data
For the Period From	Total Return	Net Assets End of Period (in Millions)	Ratio of Expenses to Average Net Assets with Reimbursement	Ratio of Expenses to Average Net Assets without Reimbursement	Ratio of Net Investment Income (Loss) to Average Net Assets with Reimbursement	Ratio of Net Investment Income (Loss) to to Average Net Assets without Reimbursement	Portfolio Turnover Rate
Class A
1-1-02 to 12-31-02	-3.30%[c,d]	$20	2.15%	2.15%	0.06%	0.06%	69%
1-1-01 to 12-31-01	-20.67[c,d]	31	2.15	2.17	-0.44	-0.46	66
1-1-00 to 12-31-00	4.51[d]	55	na	1.83	na	-0.36	46
5-4-99[a] to 12-31-99	215.58[d]	14	2.22[e]	6.10[e]	-0.15[e]	-4.03[e]	108
Class B
1-1-02 to 12-31-02	-4.51%	$25	2.92%	2.92%	-0.70%	-0.70%	69%
1-1-01 to 12-31-01	-21.35	34	2.89	2.91	-1.18	-1.20	66
1-1-00 to 12-31-00	4.12	57	na	2.59	na	-1.12	46
5-24-99[a] to 12-31-99	209.41	6	2.96[e]	6.84[e]	-0.89[e]	-5.97[e]	108
Class C
1-1-02 to 12-31-02	-4.49%	$19	2.92%	2.92%	-0.70%	-0.70%	69%
1-1-01 to 12-31-01	-21.32	25	2.91	2.93	-1.20	-1.22	66
1-1-00 to 12-31-00	3.98	50	na	2.58	na	-1.11	46
10-24-99[a] to 12-31-99	51.80	8	2.96[e]	6.84[e]	-0.89[e]	-4.77[e]	108
Advisor Class
1-1-02 to 12-31-02	-3.33%	$6	1.81%	1.81%	0.40%	0.40%	69%
1-1-01 to 12-31-01	-20.44	9	1.72	1.74	-0.00	-0.02	66
1-1-00 to 12-31-00	5.01	19	na	1.55	na	-0.09	46
5-3-99[a] to 12-31-99	217.16	5	1.93[e]	5.81[e]	0.14[e]	-3.74[e]	108

IVY GLOBAL NATURAL RESOURCES FUND

				Selected Per-Share Data
		Increase (Decrease) From Investment Operations				Less Distributions
For the Period From	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total From Investment Operations	Dividends From Net Investment Income	Distributions From Realized Gains	Total Distributions	Net Asset Value End of Period
Class A
1-1-02 to 12-31-02	$11.05	$(0.11)[a]	$ 0.63[b]	$ 0.52	$(0.00)	$(0.07)	$(0.07)	$11.50
1-1-01 to 12-31-01	9.74	0.04[a]	1.45	1.49	(0.18)	(0.00)	(0.18)	11.05
1-1-00 to 12-31-00	8.91	(0.07)	0.95	0.88	(0.05)	(0.00)	(0.05)	9.74
1-1-99 to 12-31-99	6.32	0.00[a]	2.59	2.59	(0.00)	(0.00)	(0.00)	8.91
1-1-98 to 12-31-98	9.01	0.03	(2.68)	(2.65)	(0.04)	(0.00)	(0.04)	6.32
Class B
1-1-02 to 12-31-02	$10.81	$(0.19)[a]	$ 0.57	$ 0.38	$(0.00)	$(0.00)	$(0.00)	$11.19
1-1-01 to 12-31-01	9.56	(0.02)[a]	1.42	1.40	(0.15)	(0.00)	(0.15)	10.81
1-1-00 to 12-31-00	8.77	(0.09)	0.90	0.81	(0.02)	(0.00)	(0.02)	9.56
1-1-99 to 12-31-99	6.27	(0.04)[a]	2.54	2.50	(0.00)	(0.00)	(0.00)	8.77
1-1-98 to 12-31-98	9.00	(0.04)	(2.65)	(2.69)	(0.04)	(0.00)	(0.04)	6.27
Class C
1-1-02 to 12-31-02	$10.61	$(0.18)[a]	$ 0.55	$ 0.37	$(0.00)	$(0.01)	$(0.01)	$10.97
1-1-01 to 12-31-01	9.40	(0.02)[a]	1.39	1.37	(0.16)	(0.00)	(0.16)	10.61
1-1-00 to 12-31-00	8.63	(0.07)	0.89	0.82	(0.05)	(0.00)	(0.05)	9.40
1-1-99 to 12-31-99	6.21	(0.04)[a]	2.46	2.42	(0.00)	(0.00)	(0.00)	8.63
1-1-98 to 12-31-98	9.00	(0.14)	(2.61)	(2.75)	(0.04)	(0.00)	(0.04)	6.21
Advisor Class
1-1-02 to 12-31-02	$11.02	$(0.07)[a]	$0.56	$0.49	$(0.00)	$(0.08)	$(0.08)	$11.43
1-1-01 to 12-31-01	9.74	0.09[a]	1.43	1.52	(0.24)	(0.00)	(0.24)	11.02
1-1-00 to 12-31-00	8.90	(0.05)	0.95	0.90	(0.06)	(0.00)	(0.06)	9.74
4-8-99[e] to 12-31-99	7.00	0.02[a]	1.88	1.90	(0.00)	(0.00)	(0.00)	8.90

(a) Based on average shares outstanding.

(b) Includes redemption fees added to paid-in capital.

(c) Total return calculated without taking into account the sales load deducted on an initial purchase.

(d) Not shown due to rounding.

(e) Commencement of operations of the class.

(f) Annualized.

(g) For the fiscal year ended December 31, 1999.

				Ratios and Supplemental Data
For the Period From	Total Return	Net Assets End of Period (in Millions)	Ratio of Expenses to Average Net Assets with Reimbursement	Ratio of Expenses to Average Net Assets without Reimbursement	Ratio of Net Investment Income (Loss) to Average Net Assets with Reimbursement	Ratio of Net Investment Income (Loss) to to Average Net Assets without Reimbursement	Portfolio Turnover Rate
Class A
1-1-02 to 12-31-02	4.66%[b,c]	$17	2.22%	2.38%	-0.91%	-1.07%	67%
1-1-01 to 12-31-01	15.40[c]	8	2.25	3.71	0.38	-1.08	169
1-1-00 to 12-31-00	9.86[c]	6	2.29	4.54	-0.69	-2.94	134
1-1-99 to 12-31-99	40.98[c]	6	2.16	4.53	0.02	-2.35	157
1-1-98 to 12-31-98	-29.35[c]	1	2.22	5.75	0.29	-3.24	98
Class B
1-1-02 to 12-31-02	3.52%	$9	2.93%	3.09%	-1.62%	-1.78%	67%
1-1-01 to 12-31-01	14.73	5	2.87	4.33	-0.24	-1.70	169
1-1-00 to 12-31-00	9.27	3	2.80	5.05	-1.20	-3.45	134
1-1-99 to 12-31-99	39.87	3	2.71	5.08	-0.53	-2.90	157
1-1-98 to 12-31-98	-29.82	1	2.90	6.43	-0.39	-3.92	98
Class C
1-1-02 to 12-31-02	3.46%	$ 5	2.94%	3.10%	-1.64%	-1.80%	67%
1-1-01 to 12-31-01	14.62	2	2.86	4.32	-0.23	-1.69	169
1-1-00 to 12-31-00	9.49	1	2.70	4.95	-1.10	-3.35	134
1-1-99 to 12-31-99	38.97	--	2.73	5.10	-0.55	-2.92	157
1-1-98 to 12-31-98	-30.49	--[d]	3.57	7.10	-1.06	-4.59	98
Advisor Class
1-1-02 to 12-31-02	4.46%	$ 1	1.82%	1.98%	-0.51%	-0.67	67%
1-1-01 to 12-31-01	15.71	--[d]	1.78	3.24	0.85	-0.61	169
1-1-00 to 12-31-00	10.17	--[d]	2.02	4.27	-0.42	-2.67	134
4-8-99[e] to 12-31-99	27.14	--[d]	1.87[f]	4.24[f]	0.31[f]	-2.06[f]	157 [g]

IVY HIGH INCOME FUND

(formerly, W&R High Income Fund)

				Selected Per-Share Data
		Increase (Decrease) From Investment Operations				Less Distributions
For the Period From	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total From Investment Operations	Dividends Declared From Net Investment Income	Distributions From Realized Gains	Total Distributions	Net Asset Value End of Period
Class A
4-1-02 to 3-31-03	$8.48	$0.64	$(0.41)	$0.23	$(0.64)	$(0.00)	$(0.64)	$8.07
4-1-01 to 3-31-02	8.54	0.74	(0.06)	0.68	(0.74)	(0.00)	(0.74)	8.48
7-3-00[a] to 3-31-01	9.04	0.58	(0.50)	0.08	(0.58)	(0.00)	(0.58)	8.54
Class B
4-1-02 to 3-31-03	$8.48	$0.56	$(0.41)	$0.15	$(0.56)	$(0.00)	$(0.56)	$8.07
4-1-01 to 3-31-02	8.54	0.68	(0.06)	0.62	(0.68)	(0.00)	(0.68)	8.48
7-18-00[a] to 3-31-01	9.03	0.48	(0.49)	(0.01)	(0.48)	(0.00)	(0.48)	8.54
Class Cf
4-1-02 to 3-31-03	$ 8.48	$0.57	$(0.41)	$0.16	$(0.57)	$(0.00)	$(0.57)	$8.07
4-1-01 to 3-31-02	8.54	0.68	(0.06)	0.62	(0.68)	(0.00)	(0.68)	8.48
4-1-00 to 3-31-01	9.27	0.73	(0.73)	0.00	(0.73)	(0.00)	(0.73)	8.54
4-1-99 to 3-31-00	9.94	0.69	(0.67)	0.02	(0.69)	(0.00)	(0.69)	9.27
4-1-98 to 3-31-99	10.79	0.63	(0.82)	(0.19)	(0.63)	(0.03)	(0.66)	9.94
Class Y
4-1-02 to 3-31-03	$8.48	$0.64	$(0.41)	$0.23	$(0.64)	$(0.00)	$(0.64)	$8.07
4-1-01 to 3-31-02	8.54	0.75	(0.06)	0.69	(0.75)	(0.00)	(0.75)	8.48
4-1-00 to 3-31-01	9.27	0.78	(0.73)	0.05	(0.78)	(0.00)	(0.78)	8.54
4-1-99 to 3-31-00	9.94	0.77	(0.67)	0.10	(0.77)	(0.00)	(0.77)	9.27
12-30-98[a] to 3-31-99	9.97	0.20	0.00	0.20	(0.20)	(0.03)	(0.23)	9.94

(a) Commencement of operations of the class.

(b) Total return calculated without taking into account the sales load deducted on an initial purchase.

(c) Annualized.

(d) For the fiscal year ended March 31, 2001.

(e) Not shown due to rounding.

(f) The financial data shown for a Class C share are based on the financial data for a share of the fund's prior Class B.
On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on October 4, 1999.

(g) For the fiscal year ended March 31, 1999.

				Ratios and Supplemental Data
For the Period From	Total Return	Net Assets End of Period (in Millions)	Ratio of Expenses to Average Net Assets with Waiver	Ratio of Expenses to Average Net Assets without Waiver	Ratio of Net Investment Income (Loss) to Average Net Assets with Waiver	Ratio of Net Investment Income (Loss) to to Average Net Assets without Waiver	Portfolio Turnover Rate
Class A
4-1-02 to 3-31-03	3.02%[b]	$6	0.91%	1.44%	7.83%	7.30%	52.20%
4-1-01 to 3-31-02	8.46[b]	2	0.84	1.14	9.00	8.70	82.42
7-3-00[a] to 3-31-01	0.90[b]	--[e]	1.05[c]	1.42[c]	9.01[c]	8.64[c]	114.89[d]
Class B
4-1-02 to 3-31-03	2.06%	$2	1.84%	2.37%	6.90%	6.37%	52.20%
4-1-01 to 3-31-02	7.64	1	1.74	2.36	8.09	7.47	82.42
7-18-00[a] to 3-31-01	0.09	1	1.85[c]	2.50[c]	8.30[c]	7.65[c]	114.89[d]
Class Cf
4-1-02 to 3-31-03	2.15%	$18	1.74%	2.27%	7.05%	6.52%	52.20%
4-1-01 to 3-31-02	7.58	17	1.82	2.46	8.01	7.36	82.42
4-1-00 to 3-31-01	0.18	19	1.78	2.41	8.38	7.75	114.89
4-1-99 to 3-31-00	0.17	23	2.17	2.26	7.16	7.07	71.31
4-1-98 to 3-31-99	-1.72	25	2.20	--	6.29	--	50.98
Class Y
4-1-02 to 3-31-03	3.03%	$4	1.08%	1.61%	7.22%	6.69%	52.20%
4-1-01 to 3-31-02	8.50	--[e]	0.79	1.08	8.99	8.71	82.42
4-1-00 to 3-31-01	0.79	--[e]	1.20	1.62	8.95	8.52	114.89
4-1-99 to 3-31-00	0.94	--[e]	1.40	1.46	7.85	7.79	71.31
12-30-98[a] to 3-31-99	2.45	--[e]	0.26[c]	--	8.55[c]	--	50.98[g]

IVY INTERNATIONAL FUND

		Selected Per-Share Data
		Increase (Decrease) From Investment Operations			Less Distributions
For the Period From	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total From Investment Operations	Dividends From Net Investment Income	Distributions From Realized Gains	Total Distributions	Net Asset Value End of Period
Class A
1-1-02 to 12-31-02	$20.69	$0.06[a]	$ (4.40)[b]	$ (4.34)	$(0.00)	$(0.00)	$(0.00)	$16.35
1-1-01 to 12-31-01	26.20	0.05	(5.56)[b]	(5.51)	(0.00)	(0.00)	(0.00)	20.69
1-1-00 to 12-31-00	47.09	0.19	(12.44)	(12.25)	(0.04)	(8.60)	(8.64)	26.20
1-1-99 to 12-31-99	41.20	0.30	8.31	8.61	(0.24)	(2.48)	(2.72)	47.09
1-1-98 to 12-31-98	39.03	0.37	2.50	2.87	(0.35)	(0.35)	(0.70)	41.20
Class B
1-1-02 to 12-31-02	$20.03	$(0.12)[a]	$ (4.29)	$ (4.41)	$(0.00)	$(0.00)	$(0.00)	$15.62
1-1-01 to 12-31-01	25.64	(0.21)	(5.40)	(5.61)	(0.00)	(0.00)	(0.00)	20.03
1-1-00 to 12-31-00	46.78	(0.17)	(12.33)	(12.50)	(0.04)	(8.60)	(8.64)	25.64
1-1-99 to 12-31-99	40.97	(0.06)	8.27	8.21	(0.00)	(2.40)	(2.40)	46.78
1-1-98 to 12-31-98	38.82	0.00	2.50	2.50	(0.00)	(0.35)	(0.35)	40.97
Class C
1-1-02 to 12-31-02	$19.90	$(0.11)[a]	$ (4.27)	$ (4.38)	$(0.00)	$(0.00)	$(0.00)	$15.52
1-1-01 to 12-31-01	25.46	(0.21)	(5.35)	(5.56)	(0.00)	(0.00)	(0.00)	19.90
1-1-00 to 12-31-00	46.57	(0.19)	(12.28)	(12.47)	(0.04)	(8.60)	(8.64)	25.46
1-1-99 to 12-31-99	40.79	(0.05)	8.23	8.18	(0.00)	(2.40)	(2.40)	46.57
1-1-98 to 12-31-98	38.64	0.00	2.50	2.50	(0.00)	(0.35)	(0.35)	40.79
Advisor Class
1-1-02 to 12-31-02	$20.67	$(0.24)[a]	$(3.58)	$(3.82)	$(0.00)	$(0.00)	$(0.00)	$16.85
1-1-01 to 12-31-01	26.25	0.01	(5.59)	(5.58)	(0.00)	(0.00)	(0.00)	20.67
8-31-00[d] to 12-31-00	40.05	0.02	(5.18)	(5.16)	(0.04)	(8.60)	(8.64)	26.25

(a) Based on average shares outstanding.

(b) Includes redemption fees added to paid-in capital.

(c) Total return calculated without taking into account the sales load deducted on an initial purchase.

(d) Commencement of operations of the class.

(e) Not shown due to rounding.

(f) Annualized.

(g) For the fiscal year ended December 31, 2000.

		Ratios and Supplemental Data
For the Period From	Total Return	Net Assets End of Period (in Millions)	Ratio of Expenses to Average Net Assets with Reimbursement	Ratio of Expenses to Average Net Assets without Reimbursement	Ratio of Net Investment Income (Loss) to Average Net Assets with Reimbursement	Ratio of Net Investment Income (Loss) to to Average Net Assets without Reimbursement	Portfolio Turnover Rate
Class A
1-1-02 to 12-31-02	-20.96%[b,c]	$ 127	1.89%	1.89%	na	0.32%	34%
1-1-01 to 12-31-01	-21.03[b,c]	345	1.60	1.66	0.18%	0.12	43
1-1-00 to 12-31-00	-17.26[c]	588	na	1.66	na	0.37	91
1-1-99 to 12-31-99	21.05[c]	1,574	na	1.66	na	0.63	7
1-1-98 to 12-31-98	7.34[c]	1,614	na	1.58	na	0.83	15
Class B
1-1-02 to 12-31-02	-22.00%	$ 68	2.85%	2.85%	na	-0.64%	34%
1-1-01 to 12-31-01	-21.88	137	2.54	2.60	-0.76%	-0.82	43
1-1-00 to 12-31-00	-17.95	281	na	2.50	na	-0.47	91
1-1-99 to 12-31-99	20.15	541	na	2.42	na	-0.13	7
1-1-98 to 12-31-98	6.43	543	na	2.41	na	-0.01	15
Class C
1-1-02 to 12-31-02	-22.00%	$ 14	2.83%	2.83%	na	-0.62%	34%
1-1-01 to 12-31-01	-21.84	26	2.54	2.60	-0.76%	-0.82	43
1-1-00 to 12-31-00	-17.97	57	na	2.49	na	-0.46	91
1-1-99 to 12-31-99	20.16	143	na	2.42	na	-0.13	7
1-1-98 to 12-31-98	6.46	154	na	2.40	na	0.01	15
Advisor Class
1-1-02 to 12-31-02	-18.71%	$--[e]	3.46%	3.46%	na	-1.24%	34%
1-1-01 to 12-31-01	-21.26	--[e]	1.69	1.75	0.09%	0.03	43
8-31-00[d] to 12-31-00	-12.09	--[e]	na	2.10[f]	na	-0.08[f]	91 [g]

IVY INTERNATIONAL GROWTH FUND

(formerly, W&R International Growth Fund)

	Selected Per-Share Data
		Increase (Decrease) From Investment Operations			Less Distributions
For the Period From	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total From Investment Operations	Dividends From Net Investment Income	Distributions From Realized Gains	Total Distributions	Net Asset Value End of Period
Class A
4-1-02 to 3-31-03	$ 9.82	$(0.03)	$(2.22)	$(2.25)	$(0.00)	$(0.00)	$(0.00)	$ 7.57
4-1-01 to 3-31-02	12.03	(0.17)	(2.01)	(2.18)	(0.00)	(0.03)	(0.03)	9.82
7-3-00[a] to 3-31-01	24.33	(0.02)	(6.46)	(6.48)	(0.00)	(5.82)	(5.82)	12.03
Class B
4-1-02 to 3-31-03	$ 9.65	$(0.11)	$(2.19)	$(2.30)	$(0.00)	$(0.00)	$(0.00)	$ 7.35
4-1-01 to 3-31-02	11.94	(0.19)	(2.07)	(2.26)	(0.00)	(0.03)	(0.03)	9.65
7-10-00[a] to 3-31-01	24.59	(0.09)	(6.74)	(6.83)	(0.00)	(5.82)	(5.82)	11.94
Class Ce
4-1-02 to 3-31-03	$ 9.69	$(0.08)	$ (2.21)	$ (2.29)	$(0.00)	$(0.00)	$(0.00)	$ 7.40
4-1-01 to 3-31-02	11.96	(0.11)	(2.13)	(2.24)	(0.00)	(0.03)	(0.03)	9.69
4-1-00 to 3-31-01	28.58	(0.17)	(10.63)	(10.80)	(0.00)	(5.82)	(5.82)	11.96
4-1-99 to 3-31-00	15.58	(0.34)	15.14	14.80	(0.00)	(1.80)	(1.80)	28.58
4-1-98 to 3-31-99	15.04	(0.07)	1.55	1.48	(0.00)	(0.94)	(0.94)	15.58
Class Y
4-1-02 to 3-31-03	$10.55	$(0.16)	$ (2.22)	$ (2.38)	$(0.00)	$(0.00)	$(0.00)	$ 8.17
4-1-01 to 3-31-02	12.87	(0.18)	(2.11)	(2.29)	(0.00)	(0.03)	(0.03)	10.55
4-1-00 to 3-31-01	29.86	(0.17)	(11.00)	(11.17)	(0.00)	(5.82)	(5.82)	12.87
4-1-99 to 3-31-00	16.08	(1.41)	16.99	15.58	(0.00)	(1.80)	(1.80)	29.86
4-1-98 to 3-31-99	15.35	0.05	1.62	1.67	(0.00)	(0.94)	(0.94)	16.08

a) Commencement of operations of the class.

(b) Total return calculated without taking into account the sales load deducted on an initial purchase.

(c) Annualized.

(d) For the fiscal year ended March 31, 2001.

(e) The financial data shown for a Class C share are based on the financial data for a share of the fund's prior Class B.
On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on October 4, 1999.

		Ratios and Supplemental Data
For the Period From	Total Return	Net Assets End of Period (in Millions)	Ratio of Expenses to to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Class A
4-1-02 to 3-31-03	-22.91%[b]	$5	2.10%	-0.10%	107.62%
4-1-01 to 3-31-02	-18.12[b]	7	1.89	-0.49	133.83
7-3-00[a] to 3-31-01	-29.73[b]	5	1.72[c]	-0.31[c]	103.03[d]
Class B
4-1-02 to 3-31-03	-23.83%	$2	3.24%	-1.22%	107.62%
4-1-01 to 3-31-02	-18.93	2	2.89	-1.42	133.83
7-10-00[a] to 3-31-01	-30.89	2	2.61[c]	-1.30[c]	103.03[d]
Class Ce
4-1-02 to 3-31-03	-23.63%	$ 46	2.93%	-0.86%	107.62%
4-1-01 to 3-31-02	-18.73	74	2.62	-1.03	133.83
4-1-00 to 3-31-01	-40.45	123	2.36	-1.03	103.03
4-1-99 to 3-31-00	97.89	233	2.37	-1.48	125.71
4-1-98 to 3-31-99	10.36	100	2.35	-0.53	116.25
Class Y
4-1-02 to 3-31-03	-22.56%	$11	1.63%	0.39%	107.62%
4-1-01 to 3-31-02	-17.79	8	1.52	-0.11	133.83
4-1-00 to 3-31-01	-39.91	7	1.44	-0.02	103.03
4-1-99 to 3-31-00	99.74	5	1.48	-0.80	125.71
4-1-98 to 3-31-99	11.41	1	1.44	0.36	116.25

IVY INTERNATIONAL VALUE FUND

	Selected Per-Share Data
		Increase (Decrease) From Investment Operations			Less Distributions
For the Period From	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total From Investment Operations	Dividends From Net Investment Income	Distributions From Realized Gains	Total Distributions	Net Asset Value End of Period
Class A
1-1-02 to 12-31-02	$ 9.10	$0.08[a]	$(1.53)[b]	$(1.45)	$(0.00)	$(0.00)	$(0.00)	$ 7.65
1-1-01 to 12-31-01	11.01	0.07	(1.96)[b]	(1.89)	(0.02)	(0.00)	(0.02)	9.10
1-1-00 to 12-31-00	11.99	0.14	(1.01)	(0.87)	(0.04)	(0.07)	(0.11)	11.01
1-1-99 to 12-31-99	9.48	0.09	2.54	2.63	(0.10)	(0.02)	(0.12)	11.99
1-1-98 to 12-31-98	8.98	0.08	0.52	0.60	(0.08)	(0.02)	(0.10)	9.48
Class B
1-1-02 to 12-31-02	$ 8.97	$ 0.01[a]	$(1.66)	$(1.65)	$(0.00)	$(0.00)	$(0.00)	$ 7.32
1-1-01 to 12-31-01	10.94	(0.02)	(1.93)	(1.95)	(0.02)	(0.00)	(0.02)	8.97
1-1-00 to 12-31-00	11.91	0.02	(0.96)	(0.94)	(0.01)	(0.02)	(0.03)	10.94
1-1-99 to 12-31-99	9.42	0.01	2.51	2.52	(0.01)	(0.02)	(0.03)	11.91
1-1-98 to 12-31-98	8.93	0.01	0.51	0.52	(0.01)	(0.02)	(0.03)	9.42
Class C
1-1-02 to 12-31-02	$ 8.97	$ 0.01[a]	$(1.66)	$(1.65)	$(0.00)	$(0.00)	$(0.00)	$ 7.32
1-1-01 to 12-31-01	10.94	(0.02)	(1.93)	(1.95)	(0.02)	(0.00)	(0.02)	8.97
1-1-00 to 12-31-00	11.92	0.02	(0.97)	(0.95)	(0.01)	(0.02)	(0.03)	10.94
1-1-99 to 12-31-99	9.42	0.02	2.51	2.53	(0.01)	(0.02)	(0.03)	11.92
1-1-98 to 12-31-98	8.93	0.01	0.51	0.52	(0.01)	(0.02)	(0.03)	9.42
Advisor Class
1-1-02 to 12-31-02	$ 9.14	$0.10[a]	$(1.70)	$(1.60)	$(0.00)	$(0.00)	$(0.00)	$ 7.54
1-1-01 to 12-31-01	11.03	0.11	(1.98)	(1.87)	(0.02)	(0.00)	(0.02)	9.14
1-1-00 to 12-31-00	11.99	0.50	(1.33)	(0.83)	(0.05)	(0.08)	(0.13)	11.03
1-1-99 to 12-31-99	9.48	0.04	2.64	2.68	(0.10)	(0.07)	(0.17)	11.99
2-23-98[a] to 12-31-98	9.63	0.11	(0.13)	(0.02)	(0.11)	(0.02)	(0.13)	9.48

(a) Based on average shares outstanding.

(b) Includes redemption fees added to paid-in capital.

(c) Total return calculated without taking into account the sales load deducted on an initial purchase.

(d) Not shown due to rounding.

(e) Commencement of operations of the class.

(f) Annualized.

(g) For the fiscal year ended December 31, 1998

		Ratios and Supplemental Data
For the Period From	Total Return	Net Assets End of Period (in Millions)	Ratio of Expenses to Average Net Assets with Reimbursement	Ratio of Expenses to Average Net Assets without Reimbursement	Ratio of Net Investment Income (Loss) to Average Net Assets with Reimbursement	Ratio of Net Investment Income (Loss) to to Average Net Assets without Reimbursement	Portfolio Turnover Rate
Class A
1-1-02 to 12-31-02	-15.93%[b,c]	$ 8	1.77%	2.32%	0.91%	0.36%	48%
1-1-01 to 12-31-01	-17.17[b,c]	13	1.77	2.15	0.58	0.20	39
1-1-00 to 12-31-00	-7.25[c]	24	1.74	1.92	0.96	0.78	36
1-1-99 to 12-31-99	27.79[c]	33	1.72	1.87	0.92	0.77	21
1-1-98 to 12-31-98	6.63[c]	25	1.74	1.88	0.80	0.66	16
Class B
1-1-02 to 12-31-02	-18.39%	$28	2.50%	3.05%	0.18%	-0.37%	48%
1-1-01 to 12-31-01	-17.84	46	2.50	2.88	-0.15	-0.53	39
1-1-00 to 12-31-00	-7.94	76	2.51	2.69	0.20	0.02	36
1-1-99 to 12-31-99	26.81	95	2.51	2.66	0.12	-0.03	21
1-1-98 to 12-31-98	5.84	81	2.49	2.63	0.05	-0.09	16
Class C
1-1-02 to 12-31-02	-18.39%	$ 9	2.50%	3.05%	0.18%	-0.37%	48%
1-1-01 to 12-31-01	-17.84	16	2.51	2.89	-0.16	-0.54	39
1-1-00 to 12-31-00	-7.97	30	2.51	2.69	0.19	0.01	36
1-1-99 to 12-31-99	26.91	44	2.49	2.64	0.14	-0.01	21
1-1-98 to 12-31-98	5.79	40	2.52	2.66	0.03	-0.11	16
Advisor Class
1-1-02 to 12-31-02	-17.51%	$--[d]	1.50%	2.05%	1.18%	0.63%	48%
1-1-01 to 12-31-01	-17.03	--[d]	1.47	1.85	0.89	0.51	39
1-1-00 to 12-31-00	-6.90	1	1.35	1.53	1.36	1.18	36
1-1-99 to 12-31-99	28.30	3	1.38	1.53	1.25	1.10	21
2-23-98[e] to 12-31-98	-0.15	1	1.32[f]	1.45[f]	1.23[f]	1.10[f]	16 [g]

IVY LARGE CAP GROWTH FUND

(formerly, W&R Large Cap Growth Fund)

		Selected Per-Share Data
		Increase (Decrease) From Investment Operations			Less Distributions
For the Period From	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total From Investment Operations	Dividends From Net Investment Income	Distributions From Realized Gains	Total Distributions	Net Asset Value End of Period
Class A
4-1-02 to 3-31-03	$ 9.21	$(0.03)	$(1.94)	$(1.97)	$(0.00)	$(0.00)	$(0.00)	$7.24
4-1-01 to 3-31-02	9.48	(0.04)	(0.23)	(0.27)	(0.00)	(0.00)	(0.00)	9.21
6-30-00[a] to 3-31-01	10.00	0.05	(0.45)	(0.40)	(0.06)	(0.06)	(0.12)	9.48
Class B
4-1-02 to 3-31-03	$ 9.05	$(0.14)	$(1.92)	$(2.06)	$(0.00)	$(0.00)	$(0.00)	$6.99
4-1-01 to 3-31-02	9.44	(0.16)	(0.23)	(0.39)	(0.00)	(0.00)	(0.00)	9.05
7-6-00[a] to 3-31-01	10.02	(0.03)	(0.49)	(0.52)	(0.00)	(0.06)	(0.06)	9.44
Class C
4-1-02 to 3-31-03	$ 9.10	$(0.10)	$(1.92)	$(2.02)	$(0.00)	$(0.00)	$(0.00)	$7.08
4-1-01 to 3-31-02	9.45	(0.12)	(0.23)	(0.35)	(0.00)	(0.00)	(0.00)	9.10
7-3-00[a] to 3-31-01	10.00	(0.00)	(0.48)	(0.48)	(0.01)	(0.06)	(0.07)	9.45
Class Y
4-1-02 to 3-31-03	$ 9.22	$(0.30)	$(1.66)	$(1.96)	$(0.00)	$(0.00)	$(0.00)	$7.26
4-1-01 to 3-31-02	9.48	(0.01)	(0.25)	(0.26)	(0.00)	(0.00)	(0.00)	9.22
7-6-00[a] to 3-31-01	10.02	0.09	(0.50)	(0.41)	(0.07)	(0.06)	(0.13)	9.48

(a) Commencement of operations of the class.

(b) Total return calculated without taking into account the sales load deducted on an initial purchase.

(c) Annualized.

(d) Not shown due to rounding.

		Ratios and Supplemental Data
For the Period From	Total Return	Net Assets End of Period (in Millions)	Ratio of Expenses to Average Net Assets with Waiver	Ratio of Expenses to Average Net Assets without Waiver	Ratio of Net Investment Income (Loss) to Average Net Assets with Waiver	Ratio of Net Investment Income (Loss) to Average Net Assets without Waiver	Portfolio Turnover Rate
Class A
4-1-02 to 3-31-03	-21.39%[b]	$21	1.28%	1.66%	-0.23%	-0.61%	71.98%
4-1-01 to 3-31-02	-2.85[b]	20	1.58	1.69	-0.38	-0.49	98.59
6-30-00[a] to 3-31-01	-4.27[b]	19	1.13[c]	1.34[c]	0.89[c]	0.68[c]	75.42
Class B
4-1-02 to 3-31-03	-22.76%	$2	2.93%	3.31%	-1.87%	-2.25%	71.98%
4-1-01 to 3-31-02	-4.13	2	2.98	3.19	-1.79	-2.00	98.59
7-6-00[a] to 3-31-01	-5.32	2	2.53[c]	3.00[c]	-0.60[c]	-1.07[c]	75.42
Class C
4-1-02 to 3-31-03	-22.28%	$4	2.26%	2.64%	-1.20%	-1.58%	71.98%
4-1-01 to 3-31-02	-3.60	7	2.51	2.68	-1.31	-1.48	98.59
7-3-00[a] to 3-31-01	-4.93	7	2.06[c]	2.44[c]	-0.08[c]	-0.46[c]	75.42
Class Y
4-1-02 to 3-31-03	-21.26%	$1	1.05%	1.43%	-0.00%	-0.38%	71.98%
4-1-01 to 3-31-02	-2.74	1	1.36	1.45	-0.20	-0.29	98.59
7-6-00[a] to 3-31-01	-4.38	--[d]	1.13[c]	1.34[c]	1.11[c]	0.90[c]	75.42

IVY LIMITED-TERM BOND FUND

(formerly, W&R Limited-Term Bond Fund)

	Selected Per-Share Data
		Increase (Decrease) From Investment Operations			Less Distributions
For the Period From	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total From Investment Operations	Dividends Declared From Net Investment Income	Distributions From Realized Gains	Total Distributions	Net Asset Value End of Period
Class A
4-1-02 to 3-31-03	$10.20	$0.36	$0.25	$0.61	$(0.36)	$(0.00)	$(0.36)	$10.45
4-1-01 to 3-31-02	10.17	0.51	0.03	0.54	(0.51)	(0.00)	(0.51)	10.20
8-17-00[a] to 3-31-01	9.84	0.36	0.33	0.69	(0.36)	(0.00)	(0.36)	10.17
Class B
4-1-02 to 3-31-03	$10.20	$0.27	$0.25	$0.52	$(0.27)	$(0.00)	$(0.27)	$10.45
4-1-01 to 3-31-02	10.17	0.42	0.03	0.45	(0.42)	(0.00)	(0.42)	10.20
7-3-00[a] to 3-31-01	9.80	0.36	0.37	0.73	(0.36)	(0.00)	(0.36)	10.17
Class Cg
4-1-02 to 3-31-03	$10.20	$0.27	$ 0.25	$0.52	$(0.27)	$(0.00)	$(0.27)	$10.45
4-1-01 to 3-31-02	10.17	0.42	0.03	0.45	(0.42)	(0.00)	(0.42)	10.20
4-1-00 to 3-31-01	9.76	0.48	0.41	0.89	(0.48)	(0.00)	(0.48)	10.17
4-1-99 to 3-31-00	10.16	0.47	(0.40)	0.07	(0.47)	(0.00)	(0.47)	9.76
4-1-98 to 3-31-99	10.14	0.44	0.02	0.46	(0.44)	(0.00)	(0.44)	10.16
Class Y
4-1-02 to 3-31-03	$10.20	$0.36	$ 0.25	$0.61	$(0.36)	$(0.00)	$(0.36)	$10.45
4-1-01 to 3-31-02	10.17	0.51	0.03	0.54	(0.51)	(0.00)	(0.51)	10.20
4-1-00 to 3-31-01	9.76	0.59	0.41	1.00	(0.59)	(0.00)	(0.59)	10.17
4-1-99 to 3-31-00	10.16	0.57	(0.40)	0.17	(0.57)	(0.00)	(0.57)	9.76
4-1-98 to 3-31-99	10.14	0.53	0.02	0.55	(0.53)	(0.00)	(0.53)	10.16

(a) Commencement of operations of the class.

(b) Total return calculated without taking into account the sales load deducted on an initial purchase.

(c) Not shown due to rounding.

(d) Annualized.

(e) Because the Fund's net assets exceeded $25 million for the entire period,there is no waiver of expenses.
Therefore, no ratio is provided.

(f) For the fiscal year ended March 31, 2001.

(g) The financial data shown for a Class C share are based on the financial data for a share of the fund's prior Class B.
On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on October 4, 1999.

		Ratios and Supplemental Data
For the Period From	Total Return	Net Assets End of Period (in Millions)	Ratio of Expenses to Average Net Assets with Waiver		Ratio of Net Investment Income (Loss) to Average Net Assets with Waiver	Ratio of Expenses to Average Net Assets without Waiver	Portfolio Turnover Rate	Ratio of Net Investment Income (Loss) to to Average Net Assets without Waiver
Class A
4-1-02 to 3-31-03	6.15%[b]	$40	1.09%	--%[e]		3.32%	--%[e]	49.41%
4-1-01 to 3-31-02	5.42[b]	6	1.04	1.19		4.76	4.61	32.97
8-17-00[a] to 3-31-01	7.01[b]	--[c]	0.85[d]	1.09[d]		5.83[d]	5.59[d]	16.10[f]
Class B
4-1-02 to 3-31-03	5.18%	$5	2.01%	--%[e]		2.47%	--%[e]	49.41%
4-1-01 to 3-31-02	4.52	1	1.88	2.15		4.02	3.76	32.97
7-3-00[a] to 3-31-01	7.54	--[c]	1.81[d]	2.33[d]		4.91[d]	4.39[d]	16.10[f]
Class Cg
4-1-02 to 3-31-03	5.22%	$30	1.98%	--%[e]	2.59%		--%[e]	49.41%
4-1-01 to 3-31-02	4.46	20	1.94	2.21		4.04	3.77	32.97
4-1-00 to 3-31-01	9.48	18	1.82	2.34		4.97	4.44	16.10
4-1-99 to 3-31-00	0.73	19	1.81	2.19		4.75	4.37	37.02
4-1-98 to 3-31-99	4.65	21	2.11	--		4.34	--	32.11
Class Y
4-1-02 to 3-31-03	6.14%	$2	1.09%	--%[e]		3.42%	--%[e]	49.41%
4-1-01 to 3-31-02	5.41	1	1.04	1.18		4.97	4.83	32.97
4-1-00 to 3-31-01	10.56	2	0.83	1.07		5.95	5.71	16.10
4-1-99 to 3-31-00	1.69	1	0.69	0.84		6.03	5.88	37.02
4-1-98 to 3-31-99	5.60	--[c]	1.20	--		5.25	--	32.11

IVY MID CAP GROWTH FUND

(formerly, W&R Mid Cap Growth Fund)

	Selected Per-Share Data
		Increase (Decrease) From Investment Operations			Less Distributions
For the Period From	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total From Investment Operations	Dividends From Net Investment Income	Distributions From Realized Gains	Total Distributions	Net Asset Value End of Period
Class A
4-1-02 to 3-31-03	$ 8.91	$(0.05)	$(2.19)	$(2.24)	$(0.00)[d]	$(0.00)	$(0.00)	$6.67
4-1-01 to 3-31-02	9.11	0.02	(0.17)	(0.15)	(0.05)	(0.00)	(0.05)	8.91
6-30-00[a] to 3-31-01	10.00	0.11	(0.65)	(0.54)	(0.06)	(0.29)	(0.35)	9.11
Class B
4-1-02 to 3-31-03	$ 8.81	$(0.14)	$(2.18)	$(2.32)	$(0.00)	$(0.00)	$(0.00)	$6.49
4-1-01 to 3-31-02	9.07	(0.09)	(0.17)	(0.26)	(0.00)	(0.00)	(0.00)	8.81
7-6-00[a] to 3-31-01	10.01	0.02	(0.66)	(0.64)	(0.01)	(0.29)	(0.30)	9.07
Class C
4-1-02 to 3-31-03	$ 8.85	$(0.10)	$(2.19)	$(2.29)	$(0.00)	$(0.00)	$(0.00)	$6.56
4-1-01 to 3-31-02	9.08	(0.05)	(0.18)	(0.23)	(0.00)	(0.00)	(0.00)	8.85
7-3-00[a] to 3-31-01	10.00	0.04	(0.66)	(0.62)	(0.01)	(0.29)	(0.30)	9.08
Class Y
4-1-02 to 3-31-03	$ 8.91	$(0.01)	$(2.20)	$(2.21)	$(0.03)	$(0.00)	$(0.03)	$6.67
4-1-01 to 3-31-02	9.11	0.00	(0.14)	(0.14)	(0.06)	(0.00)	(0.06)	8.91
7-10-00[a] to 3-31-01	10.23	0.11	(0.88)	(0.77)	(0.06)	(0.29)	(0.35)	9.11

(a) Commencement of operations of the class.

(b) Total return calculated without taking into account the sales load deducted on an initial purchase.

(c) Annualized.

(d) Not shown due to rounding.

		Ratios and Supplemental Data
For the Period From	Total Return	Net Assets End of Period (in Millions)	Ratio of Expenses to Average Net Assets with Waiver	Ratio of Expenses to Average Net Assets without Waiver	Ratio of Net Investment Income (Loss) to Average Net Assets with Waiver		Ratio of Net Investment Income (Loss) to to Average Net Assets without Waiver	Portfolio Turnover Rate
Class A
4-1-02 to 3-31-03	-25.13%[b]	$14	1.17%	2.02%	-0.49%	-1.34%	35.89%
4-1-01 to 3-31-02	-1.67[b]	15	1.17	1.84	0.34	-0.33	39.05
6-30-00[a] to 3-31-01	-5.88[b]	11	1.01[c]	1.65[c]	1.85[c]	1.21[c]	110.18
Class B
4-1-02 to 3-31-03	-26.33%	$2	2.73%	3.58%	-2.05%	-2.90%	35.89%
4-1-01 to 3-31-02	-2.87	2	2.49	3.90	-0.95	-2.37	39.05
7-6-00[a] to 3-31-01	-6.85	2	2.40[c]	3.93[c]	0.44[c]	-1.09[c]	110.18
Class C
4-1-02 to 3-31-03	-25.88%	$3	2.18%	3.03%	-1.50%	-2.35%	35.89%
4-1-01 to 3-31-02	-2.53	4	2.10	3.30	-0.55	-1.74	39.05
7-3-00[a] to 3-31-01	-6.58	4	1.99[c]	3.26[c]	0.84[c]	-0.43[c]	110.18
Class Y
4-1-02 to 3-31-03	-24.86%	$--[d]	0.86%	1.71%	-0.18%	-1.03%	35.89%
4-1-01 to 3-31-02	-1.52	--[d]	0.83	1.30	0.50	0.03	39.05
7-10-00[a] to 3-31-01	-7.97	--[d]	1.03[c]	1.68[c]	1.77[c]	1.11[c]	110.18

IVY MONEY MARKET FUND

(formerly, W&R Money Market Fund)

	Selected Per-Share Data
	Increase From Investment Operations		Less Distributions
For the Period From	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Less Dividends Declared	Net Asset Value End of Period
Class A
4-1-02 to 3-31-03	$1.00	$0.0124	$(0.0124)	$1.00
4-1-01 to 3-31-02	1.00	0.0259	(0.0259)	1.00
6-30-00[a] to 3-31-01	1.00	0.0413	(0.0413)	1.00
Class B
4-1-02 to 3-31-03	$1.00	$0.0015	$(0.0015)	$1.00
4-1-01 to 3-31-02	1.00	0.0147	(0.0147)	1.00
7-12-00[a] to 3-31-01	1.00	0.0299	(0.0299)	1.00
Class C
4-1-02 to 3-31-03	$1.00	$0.0019	$(0.0019)	$1.00
4-1-01 to 3-31-02	1.00	0.0157	(0.0157)	1.00
7-3-00[a] to 3-31-01	1.00	0.0332	(0.0332)	1.00

(a) Commencement of operations of the class.

(b) Annualized.

(c) Not shown due to rounding.

		Ratios and Supplemental Data
For the Period From	Total Return	Net Assets End of Period (in Millions)	Ratio of Expenses to Average Net Assets with Waiver	Ratio of Expenses to Average Net Assets without Waiver	Ratio of Net Investment Income (Loss) to Average Net Assets with Waiver	Ratio of Net Investment Income (Loss) to to Average Net Assets without Waiver
Class A
4-1-02 to 3-31-03	1.25%	$10	0.52%	0.92%	1.26%	0.86%
4-1-01 to 3-31-02	2.70	5	0.81	1.03	2.60	2.38
6-30-00[a] to 3-31-01	4.11	5	0.92[b]	1.18[b]	5.49[b]	5.23[b]
Class B
4-1-02 to 3-31-03	0.16%	$1	1.59%	2.06%	0.14%	-0.33%
4-1-01 to 3-31-02	1.55	1	1.88	2.39	1.33	0.82
7-12-00[a] to 3-31-01	2.97	--[c]	2.29[b]	2.94[b]	4.05[b]	3.41[b]
Class C
4-1-02 to 3-31-03	0.20%	$10	1.56%	1.99%	0.18%	-0.25%
4-1-01 to 3-31-02	1.63	7	1.81	2.31	1.58	1.08
7-3-00[a] to 3-31-01	3.32	10	1.98[b]	2.54[b]	4.34[b]	3.78[b]

IVY MUNICIPAL BOND FUND

(formerly, W&R Municipal Bond Fund)

	Selected Per-Share Data
		Increase (Decrease) From Investment Operations			Less Distributions
For the Period From	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total From Investment Operations	Dividends Declared From Net Investment Income	Distributions From Realized Gains	Total Distributions	Net Asset Value End of Period
Class A
4-1-02 to 3-31-03	$10.61	$0.42	$0.49	$0.91	$(0.42)	$(0.00)	$(0.42)	$11.10
4-1-01 to 3-31-02	10.52	0.47	0.09	0.56	(0.47)	(0.00)	(0.47)	10.61
9-15-00[a] to 3-31-01	10.33	0.26	0.19	0.45	(0.26)	(0.00)	(0.26)	10.52
Class B
4-1-02 to 3-31-03	$10.61	$0.33	$0.49	$0.82	$(0.33)	$(0.00)	$(0.33)	$11.10
4-1-01 to 3-31-02	10.52	0.32	0.09	0.41	(0.32)	(0.00)	(0.32)	10.61
8-8-00[a] to 3-31-01	10.26	0.22	0.26	0.48	(0.22)	(0.00)	(0.22)	10.52
Class Cf
4-1-02 to 3-31-03	$10.61	$0.32	$ 0.49	$0.81	$(0.32)	$(0.00)	$(0.32)	$11.10
4-1-01 to 3-31-02	10.52	0.37	0.09	0.46	(0.37)	(0.00)	(0.37)	10.61
4-1-00 to 3-31-01	10.11	0.40	0.41	0.81	(0.40)	(0.00)	(0.40)	10.52
4-1-99 to 3-31-00	11.24	0.42	(1.11)	(0.69)	(0.42)	(0.02)	(0.44)	10.11
4-1-98 to 3-31-99	11.45	0.42	0.10	0.52	(0.42)	(0.31)	(0.73)	11.24
Class Y
4-1-02 to 3-31-03	$10.61	$0.40	$ 0.49	$0.89	$(0.40)	$(0.00)	$(0.40)	$11.10
4-1-01 to 3-31-02	10.52	0.44	0.09	0.53	(0.44)	(0.00)	(0.44)	10.61
4-1-00 to 3-31-01	10.11	0.47	0.41	0.88	(0.47)	(0.00)	(0.47)	10.52
4-1-99 to 3-31-00	11.24	0.48	(1.11)	(0.63)	(0.48)	(0.02)	(0.50)	10.11
12-30-98[a] to 3-31-99	11.58	0.13	(0.03)	0.10	(0.13)	(0.31)	(0.44)	11.24

(a) Commencement of operations of the class.

(b) Total return calculated without taking into account the sales load deducted on an initial purchase.

(c) Annualized.

(d) For the fiscal year ended March 31, 2001.

(e) Not shown due to rounding.

(f) The financial data shown for a Class C share are based on the financial data for a share of the fund's prior Class B.
On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on October 4, 1999.

(g) Recommencement of operations of the class.

(h) For the fiscal year ended March 31, 1999.

		Ratios and Supplemental Data
For the Period From	Total Return	Net Assets End of Period (in Millions)	Ratio of Expenses to to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Class A
4-1-02 to 3-31-03	8.71%[b]	$3	1.15%	3.79%	40.03%
4-1-01 to 3-31-02	5.38[b]	2	1.17	4.37	36.41
9-15-00[a] to 3-31-01	4.32[b]	1	1.21[c]	4.69[c]	34.78[d]
Class B
4-1-02 to 3-31-03	7.81%	$1	1.96%	2.98%	40.03%
4-1-01 to 3-31-02	3.97	--[e]	2.44	3.09	36.41
8-8-00[a] to 3-31-01	4.66	--[e]	2.82[c]	3.11[c]	34.78[d]
Class Cf
4-1-02 to 3-31-03	7.75%	$25	2.03%	2.95%	40.03%
4-1-01 to 3-31-02	4.40	24	2.13	3.44	36.41
4-1-00 to 3-31-01	8.22	26	2.13	3.94	34.78
4-1-99 to 3-31-00	-6.21	28	1.98	3.94	16.95
4-1-98 to 3-31-99	4.64	43	1.88	3.68	41.53
Class Y
4-1-02 to 3-31-03	8.52%	$--[e]	1.33%	3.64%	40.03%
4-1-01 to 3-31-02	5.10	--[e]	1.44	4.09	36.41
4-1-00 to 3-31-01	9.04	--[e]	1.47	4.61	34.78
4-1-99 to 3-31-00	-5.69	--[e]	1.40	4.52	16.95
12-30-98[g] to 3-31-99	0.80	--[e]	1.00[c]	4.40[c]	41.53[h]

IVY PACIFIC OPPORTUNITIES FUND

	Selected Per-Share Data
		Increase (Decrease) From Investment Operations			Less Distributions
For the Period From	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total From Investment Operations	Dividends From Net Investment Income	Distributions From Realized Gains	Total Distributions	Net Asset Value End of Period
Class A
1-1-02 to 12-31-02	$6.72	$ 0.01[a]	$(0.77)[b]	$(0.76)	$(0.00)	$(0.00)	$(0.00)	$5.96
1-1-01 to 12-31-01	7.42	(0.03)[a]	(0.66)[b]	(0.69)	(0.01)	(0.00)	(0.01)	6.72
1-1-00 to 12-31-00	9.15	0.07	(1.74)	(1.67)	(0.06)	(0.00)	(0.06)	7.42
1-1-99 to 12-31-99	6.30	0.08	2.86	2.94	(0.08)	(0.01)	(0.09)	9.15
1-1-98 to 12-31-98	8.04	0.13	(1.78)	(1.65)	(0.09)	(0.00)	(0.09)	6.30
Class B
1-1-02 to 12-31-02	$6.56	$(0.04)[a]	$(0.77)	$(0.81)	$(0.00)	$(0.00)	$(0.00)	$5.75
1-1-01 to 12-31-01	7.33	(0.08)[a]	(0.68)	(0.76)	(0.01)	(0.00)	(0.01)	6.56
1-1-00 to 12-31-00	9.04	0.01	(1.71)	(1.70)	(0.01)	(0.00)	(0.01)	7.33
1-1-99 to 12-31-99	6.24	0.02	2.81	2.83	(0.02)	(0.01)	(0.03)	9.04
1-1-98 to 12-31-98	7.96	0.05	(1.73)	(1.68)	(0.04)	(0.00)	(0.04)	6.24
Class C
1-1-02 to 12-31-02	$6.55	$(0.03)[a]	$(0.77)	$(0.80)	$(0.00)	$(0.00)	$(0.00)	$5.75
1-1-01 to 12-31-01	7.31	(0.08)[a]	(0.67)	(0.75)	(0.01)	(0.00)	(0.01)	6.55
1-1-00 to 12-31-00	9.07	0.01	(1.71)	(1.70)	(0.06)	(0.00)	(0.06)	7.31
1-1-99 to 12-31-99	6.25	0.02	2.82	2.84	(0.01)	(0.01)	(0.02)	9.07
1-1-98 to 12-31-98	7.94	0.08	(1.75)	(1.67)	(0.02)	(0.00)	(0.02)	6.25
Advisor Class
1-1-02 to 12-31-02	$6.59	$ 0.04[a]	$(0.82)	$(0.78)	$(0.00)	$(0.00)	$(0.00)	$5.81
1-1-01 to 12-31-01	7.30	(0.02)[a]	(0.68)	(0.70)	(0.01)	(0.00)	(0.01)	6.59
1-1-00 to 12-31-00	9.03	0.12[a]	(1.82)	(1.70)	(0.03)	(0.00)	(0.03)	7.30
1-1-99 to 12-31-99	6.27	0.04	2.86	2.90	(0.13)	(0.01)	(0.14)	9.03
2-10-98[e] to 12-31-98	7.89	0.08	(1.62)	(1.54)	(0.08)	(0.00)	(0.08)	6.27

(a) Based on average shares outstanding.

(b) Includes redemption fees added to paid-in capital.

(c) Total return calculated without taking into account the sales load deducted on an initial purchase.

(d) Not shown due to rounding.

(e) Commencement of operations of the class.

(f) Annualized.

(g) For the fiscal year ended December 31, 1998.

			Ratios and Supplemental Data
For the Period From	Total Return	Net Assets End of Period (in Millions)	Ratio of Expenses to Average Net Assets with Reimbursement	Ratio of Expenses to Average Net Assets without Reimbursement	Ratio of Net Investment Income (Loss) to Average Net Assets with Reimbursement	Ratio of Net Investment Income (Loss) to Average Net Assets without Reimbursement	Portfolio Turnover Rate
Class A
1-1-02 to 12-31-02	-11.31%[b,c]	$ 5	2.21%	3.52%	0.20%	-1.11%	16%
1-1-01 to 12-31-01	-9.29[b,c]	6	2.21	3.57	-0.49	-1.85	82
1-1-00 to 12-31-00	-18.25[c]	9	2.16	3.10	0.83	-0.11	108
1-1-99 to 12-31-99	46.72[c]	13	2.19	2.84	1.01	0.36	23
1-1-98 to 12-31-98	-20.56[c]	9	2.30	2.86	1.60	1.04	56
Class B
1-1-02 to 12-31-02	-12.35%	$3	2.96%	4.27	-0.55%	-1.86%	16%
1-1-01 to 12-31-01	-10.35	4	2.95	4.31	-1.22	-2.58	82
1-1-00 to 12-31-00	-18.80	6	2.92	3.86	0.07	-0.87	108
1-1-99 to 12-31-99	45.33	8	2.97	3.62	0.24	-0.41	23
1-1-98 to 12-31-98	-21.04	6	3.08	3.64	0.82	0.26	56
Class C
1-1-02 to 12-31-02	-12.21%	$1	2.94%	4.25%	-0.53%	-1.84%	16%
1-1-01 to 12-31-01	-10.25	1	2.90	4.26	-1.18	-2.54	82
1-1-00 to 12-31-00	-18.79	2	3.03	3.97	-0.03	-0.97	108
1-1-99 to 12-31-99	45.41	1	3.03	3.68	0.18	-0.47	23
1-1-98 to 12-31-98	-21.02	1	2.98	3.54	0.92	0.36	56
Advisor Class
1-1-02 to 12-31-02	-11.84%	$--[d]	1.74%	3.05	0.67%	-0.64%	16%
1-1-01 to 12-31-01	-9.58	--[d]	2.03	3.39	-0.31	-1.67	82
1-1-00 to 12-31-00	-18.77	--[d]	1.77	2.71	1.23	0.29	108
1-1-99 to 12-31-99	46.29	--[d]	1.79	2.44	1.42	0.77	23
2-10-98[e] to 12-31-98	-19.56	--[d]	2.92[f]	3.48[f]	0.98[f]	0.42[f]	56[g]

IVY SCIENCE AND TECHNOLOGY FUND

(formerly, W&R Science and Technology Fund)

	Selected Per-Share Data
		Increase (Decrease) From Investment Operations			Less Distributions
For the Period From	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total From Investment Operations	Dividends From Net Investment Income	Distributions From Realized Gains	Total Distributions	Net Asset Value End of Period
Class A
4-1-02 to 3-31-03	$18.19	$(0.32)	$(3.70)	$(4.02)	$(0.00)	$(0.00)	$(0.00)	$14.17
4-1-01 to 3-31-02	17.93	(0.45)	0.73	0.28	(0.00)	(0.02)	(0.02)	18.19
7-3-00[a] to 3-31-01	34.91	0.02	(9.35)	(9.33)	(0.00)	(7.65)	(7.65)	17.93
Class B
4-1-02 to 3-31-03	$17.88	$(0.34)	$(3.77)	$(4.11)	$(0.00)	$(0.00)	$(0.00)	$13.77
4-1-01 to 3-31-02	17.80	(0.38)	0.48	0.10	(0.00)	(0.02)	(0.02)	17.88
7-3-00[a] to 3-31-01	34.91	(0.06)	(9.40)	(9.46)	(0.00)	(7.65)	(7.65)	17.80
Class Ce
4-1-02 to 3-31-03	$17.97	$(0.25)	$ (3.84)	$ (4.09)	$(0.00)	$(0.00)	$(0.00)	$13.88
4-1-01 to 3-31-02	17.83	(0.24)	0.40	0.16	(0.00)	(0.02)	(0.02)	17.97
4-1-00 to 3-31-01	45.03	(0.12)	(19.43)	(19.55)	(0.00)	(7.65)	(7.65)	17.83
4-1-99 to 3-31-00	17.45	(0.95)	28.77	27.82	(0.00)	(0.24)	(0.24)	45.03
4-1-98 to 3-31-99	12.01	(0.09)	5.53	5.44	(0.00)	(0.00)	(0.00)	17.45
Class Y
4-1-02 to 3-31-03	$18.54	$(0.26)	$ (3.77)	$ (4.03)	$(0.00)	$(0.00)	$(0.00)	$14.51
4-1-01 to 3-31-02	18.21	(0.51)	0.86	0.35	(0.00)	(0.02)	(0.02)	18.54
4-1-00 to 3-31-01	45.36	(0.01)	(19.49)	(19.50)	(0.00)	(7.65)	(7.65)	18.21
4-1-99 to 3-31-00	17.65	(6.09)	34.04	27.95	(0.00)	(0.24)	(0.24)	45.36
6-9-98[a] to 3-31-99	12.20	0.01	5.44	5.45	(0.00)	(0.00)	(0.00)	17.65

(a) Commencement of operations of the class.

(b) Total return calculated without taking into account the sales load deducted on an initial purchase.

(c) Annualized.

(d) For the fiscal year ended March 31, 2001.

(e) The financial data shown for a Class C share are based on the financial data for a share of the fund's prior Class B.
On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on October 4, 1999.

(f) Not shown due to rounding.

(g) For the fiscal year ended March 31, 1999.

			Ratios and Supplemental Data
For the Period From	Total Return	Net Assets End of Period (in Millions)	Ratio of Expenses to to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Class A
4-1-02 to 3-31-03	-22.10%[b]	$14	1.79%	-0.92%	74.48%
4-1-01 to 3-31-02	1.56[b]	12	1.75	-0.76	90.92
7-3-00[a] to 3-31-01	-31.95[b]	6	1.70[c]	0.26[c]	111.25[d]
Class B
4-1-02 to 3-31-03	-22.99%	$4	3.00%	-2.12%	74.48%
4-1-01 to 3-31-02	0.56	4	2.75	-1.73	90.92
7-3-00[a] to 3-31-01	-32.37	3	2.53[c]	-0.55[c]	111.25[d]
Class Ce
4-1-02 to 3-31-03	-22.76%	$ 70	2.67%	-1.77%	74.48%
4-1-01 to 3-31-02	0.89	112	2.45	-1.40	90.92
4-1-00 to 3-31-01	-47.49	134	2.27	-0.44	111.25
4-1-99 to 3-31-00	159.75	283	2.20	-1.68	44.19
4-1-98 to 3-31-99	45.30	44	2.57	-1.26	51.00
Class Y
4-1-02 to 3-31-03	-21.74%	$3	1.41%	-0.53%	74.48%
4-1-01 to 3-31-02	1.92	3	1.39	-0.43	90.92
4-1-00 to 3-31-01	-47.00	1	1.35	0.47	111.25
4-1-99 to 3-31-00	158.67	2	1.36	-0.96	44.19
6-9-98[a] to 3-31-99	44.67	--[f]	0.62[c]	0.54[c]	51.00[g]

IVY SMALL CAP GROWTH FUND

(formerly, W&R Small Cap Growth Funda)

	Selected Per-Share Data
		Increase (Decrease) From Investment Operations			Less Distributions
For the Period From	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total From Investment Operations	Dividends From Net Investment Income	Distributions From Realized Gains	Total Distributions	Net Asset Value End of Period
Class A
4-1-02 to 3-31-03	$10.59	$(0.23)	$(2.11)	$(2.34)	$(0.00)	$(0.00)	$(0.00)	$ 8.25
4-1-01 to 3-31-02	9.43	(0.59)	1.75	1.16	(0.00)	(0.00)	(0.00)	10.59
7-3-00[b] to 3-31-01	19.64	(0.02)	(4.74)	(4.76)	(0.00)	(5.45)	(5.45)	9.43
Class B
4-1-02 to 3-31-03	$10.40	$(0.21)	$(2.18)	$(2.39)	$(0.00)	$(0.00)	$(0.00)	$ 8.01
4-1-01 to 3-31-02	9.36	(0.26)	1.30	1.04	(0.00)	(0.00)	(0.00)	10.40
7-6-00[b] to 3-31-01	19.26	(0.06)	(4.39)	(4.45)	(0.00)	(5.45)	(5.45)	9.36
Class Cf,g
4-1-02 to 3-31-03	$10.44	$(0.16)	$(2.21)	$(2.37)	$(0.00)	$(0.00)	$(0.00)	$ 8.07
4-1-01 to 3-31-02	9.38	(0.16)	1.22	1.06	(0.00)	(0.00)	(0.00)	10.44
4-1-00 to 3-31-01	21.64	(0.10)	(6.71)	(6.81)	(0.00)	(5.45)	(5.45)	9.38
4-1-99 to 3-31-00	14.74	(0.18)	10.22	10.04	(0.00)	(3.14)	(3.14)	21.64
4-1-98 to 3-31-99	14.29	(0.11)	2.91	2.80	(0.00)	(2.35)	(2.35)	14.74
Class Yf
4-1-02 to 3-31-03	$11.39	$(0.11)	$(2.39)	$(2.50)	$(0.00)	$(0.00)	$(0.00)	$ 8.89
4-1-01 to 3-31-02	10.14	(0.34)	1.59	1.25	(0.00)	(0.00)	(0.00)	11.39
4-1-00 to 3-31-01	22.65	(0.20)	(6.86)	(7.06)	(0.00)	(5.45)	(5.45)	10.14
4-1-99 to 3-31-00	15.21	(0.15)	10.73	10.58	(0.00)	(3.14)	(3.14)	22.65
4-1-98 to 3-31-99	14.55	0.00	3.01	3.01	(0.00)	(2.35)	(2.35)	15.21

(a) Small Cap Growth Fund (formerly Growth Fund) changed its name effective June 30, 2000.

(b) Commencement of operations of the class.

(c) Total return calculated without taking into account the sales load deducted on an initial purchase.

(d) Annualized.

(e) For the fiscal year ended March 31, 2001.

(f) Per-share amounts have been adjusted retroactively to reflect the 100% stock dividend effected June 26, 1998.

(g) The financial data shown for a Class C share are based on the financial data for a share of the fund's prior Class B.
On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on October 4, 1999. Per-share amounts have been adjusted retroactively to reflect the 100% stock dividend effected June 26, 1998.

			Ratios and Supplemental Data
For the Period From	Total Return	Net Assets End of Period (in Millions)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Class A
4-1-02 to 3-31-03	-22.10%[c]	$20	1.54%	-1.22%	30.63%
4-1-01 to 3-31-02	12.30[c]	16	1.39	-0.93	28.77
7-3-00[b] to 3-31-01	-28.30[c]	4	1.49[d]	-0.39[d]	47.85[e]
Class B
4-1-02 to 3-31-03	-22.98%	$7	2.64%	-2.31%	30.63%
4-1-01 to 3-31-02	11.11	8	2.43	-1.94	28.77
7-6-00[b] to 3-31-01	-27.29	5	2.31[d]	-1.18[d]	47.85[e]
Class Cf,g
4-1-02 to 3-31-03	-22.70%	$273	2.31%	-1.98%	30.63%
4-1-01 to 3-31-02	11.30	435	2.20	-1.70	28.77
4-1-00 to 3-31-01	-35.17	459	2.12	-0.81	47.85
4-1-99 to 3-31-00	73.38	801	2.11	-0.90	82.24
4-1-98 to 3-31-99	21.61	425	2.10	-0.90	51.41
Class Yf
4-1-02 to 3-31-03	-21.95%	$42	1.33%	-1.00%	30.63%
4-1-01 to 3-31-02	12.33	48	1.31	-0.83	28.77
4-1-00 to 3-31-01	-34.67	21	1.30	-0.02	47.85
4-1-99 to 3-31-00	74.71	17	1.30	-0.09	82.24
4-1-98 to 3-31-99	22.73	8	1.18	0.08	51.41

IVY TAX-MANAGED EQUITY FUND

(formerly, W&R Tax-Managed Equity Fund)

			Selected Per-Share Data

		Increase (Decrease) From Investment Operations			Less Distributions
For the Period From	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total From Investment Operations	Dividends From Net Investment Income	Distributions From Realized Gains	Total Distributions	Net Asset Value End of Period
Class A
4-1-02 to 3-31-03	$ 6.43	$(0.03)	$(0.67)	$(0.70)	$(0.00)	$(0.00)	$(0.00)	$5.73
4-1-01 to 3-31-02	7.19	(0.08)	(0.68)	(0.76)	(0.00)	(0.00)	(0.00)	6.43
6-30-00[a] to 3-31-01	10.00	(0.00)	(2.81)	(2.81)	(0.00)	(0.00)	(0.00)	7.19
Class B
4-1-02 to 3-31-03	$ 6.31	$(0.11)	$(0.62)	$(0.73)	$(0.00)	$(0.00)	$(0.00)	$5.58
4-1-01 to 3-31-02	7.12	(0.13)	(0.68)	(0.81)	(0.00)	(0.00)	(0.00)	6.31
7-13-00[a] to 3-31-01	10.06	(0.05)	(2.89)	(2.94)	(0.00)	(0.00)	(0.00)	7.12
Class C
4-1-02 to 3-31-03	$ 6.32	$(0.12)	$(0.63)	$(0.75)	$(0.00)	$(0.00)	$(0.00)	$5.57
4-1-01 to 3-31-02	7.13	(0.19)	(0.62)	(0.81)	(0.00)	(0.00)	(0.00)	6.32
7-6-00[a] to 3-31-01	10.01	(0.06)	(2.82)	(2.88)	(0.00)	(0.00)	(0.00)	7.13

(a) Commencement of operations of the class.

(b) Total return calculated without taking into account the sales load deducted on an initial purchase.

(c) Annualized.

(d) Not shown due to rounding.

				Ratios and Supplemental Data
For the Period From	Total Return	Net Assets End of Period (in Millions)	Ratio of Expenses to Average Net Waiver	Ratio of Expenses to Average Net Assets without Waiver	Ratio of Net Investment Income (Loss) to Average Net Assets with Waiver	Ratio of Net Investment Income (Loss) to Average Net Assets without Waiver	Portfolio Turnover Rate
Class A
4-1-02 to 3-31-03	-10.89%[b]	$4	1.50%	2.15%	-0.67%	-1.32%	145.24%
4-1-01 to 3-31-02	-10.57[b]	4	1.62	2.17	-0.92	-1.46	95.60
6-30-00[a] to 3-31-01	-28.10[b]	4	1.27[c]	1.80[c]	-0.09[c]	-0.62[c]	73.46
Class B
4-1-02 to 3-31-03	-11.57%	$--[d]	2.47%	3.12%	-1.63%	-2.28%	145.24%
4-1-01 to 3-31-02	-11.38	--[d]	2.56	3.42	-1.86	-2.71	95.60
7-13-00[a] to 3-31-01	-29.22	--[d]	2.45[c]	3.48[c]	-1.74[c]	-2.77[c]	73.46
Class C
4-1-02 to 3-31-03	-11.87%	$1	2.64%	3.29%	-1.81%	-2.46%	145.24%
4-1-01 to 3-31-02	-11.36	1	2.76	3.69	-2.07	-2.99	95.60
7-6-00[a] to 3-31-01	-28.77	--[d]	2.35[c]	3.34[c]	-1.52[c]	-2.50[c]	73.46

This page for your notes and calculations.

IVY FUNDS

Custodian
UMB Bank, n.a.
928 Grand Boulevard
Kansas City, Missouri 64106

Legal Counsel
Bell, Boyd & Lloyd LLC
Three First National Plaza
70 West Madison Street
Suite 3300
Chicago, Illinois 60602-4207

Independent Auditors
Deloitte & Touche llp
1010 Grand Boulevard
Kansas City, Missouri
64106-2232

Investment Manager
Waddell & Reed Ivy Investment Company
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217
913-236-2000
800-777-6472

Distributor
Ivy Funds Distributor, Inc.
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217
913-236-2000
800-777-6472

Transfer Agent
Waddell & Reed
Services Company
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217
913-236-2000
800-777-6472

Accounting Services Agent
Waddell & Reed
Services Company
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217
913-236-2000
800-777-6472

IVY FUNDS

You can get more information about each Fund in the --

* Statement of Additional Information (SAI), which contains detailed information about a Fund, particularly the investment policies and practices. You may not be aware of important information about a Fund unless you read both the Prospectus and the SAI. The current SAI is on file with the Securities and Exchange Commission (SEC) and it is incorporated into this Prospectus by reference (that is, the SAI is legally part of the Prospectus).

* Annual and Semiannual Reports to Shareholders, which detail a Fund's actual investments and include financial statements as of the close of the particular annual or semiannual period. The annual report also contains a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during the year covered by the report.

To request a copy of the Funds' current SAI or copies of the most recent Annual and Semiannual reports, without charge, or for other inquiries, contact the Fund or Ivy Funds Disributor, Inc. at the address and telephone number below. Copies of the SAI, Annual and/or Semiannual reports may also be requested via e-mail at request@waddell.com.

Information about the Funds (including the current SAI and most recent Annual and Semiannual Reports) is available from the SEC's web site at http://www.sec.gov and may also be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov or from the SEC's Public Reference Room in Washington, D.C. You can find out about the operation of the Public Reference Room and applicable copying charges by calling 202-942-8090.

The Funds' SEC file numbers are as follows:

 Ivy Funds, Inc. 811-6569

 Ivy Fund: 811-01028

IVY FUNDS DISTRIBUTOR, INC.

6300 Lamar Avenue

P. O. Box 29217

Shawnee Mission, Kansas 66201-9217

913-236-2000

800-777-5472

WRP3300 (7-03) 526863

IVY FUNDS, INC.

6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas 66201-9217

913-236-2000
800-777-6472

July 1, 2003